--------------------------------------------------------------------------------
PROSPECTUS                                                      February 6, 1998
--------------------------------------------------------------------------------
EVERGREENSM MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------
EVERGREEN CALIFORNIA TAX FREE FUND (CLASS A, B AND C SHARES)
EVERGREEN MASSACHUSETTS TAX FREE FUND (CLASS A, B AND C SHARES)
EVERGREEN MISSOURI TAX FREE FUND (CLASS A, B AND C SHARES)
EVERGREEN NEW YORK TAX FREE FUND (CLASS A, B AND C SHARES)
EVERGREEN PENNSYLVANIA TAX FREE FUND (CLASS A, B AND C SHARES)
EVERGREEN CONNECTICUT MUNICIPAL BOND FUND (CLASS A AND B SHARES)
EVERGREEN NEW JERSEY TAX FREE INCOME FUND (CLASS A AND B SHARES)
       The Evergreen Municipal Bond Funds (the "Funds") seek current income exempt from federal income taxes (other than the alternative minimum tax) and personal income taxes of the state for which each Fund is named. The Funds also seek to preserve capital. Each Fund looks to achieve its objective by investing primarily in municipal obligations that are issued by the state for which a Fund is named.
       This prospectus provides information regarding the Class A, Class B and, where applicable, Class C, shares offered by the Funds. The Funds are nondiversified series of an open-end, management investment company. This prospectus sets forth concise information about the Funds that a prospective investor should know before investing. The address of the Funds is 200 Berkeley Street, Boston, Massachusetts 02116.
       A Statement of Additional Information ("SAI") for EVERGREEN CONNECTICUT MUNICIPAL BOND FUND dated November 10, 1997, as supplemented from time to time, and an SAI for EVERGREEN NEW JERSEY TAX FREE INCOME FUND and EVERGREEN PENNSYLVANIA TAX FREE FUND dated July 21, 1997, as supplemented from time to time, have been filed with the Securities and Exchange Commission and are incorporated by reference herein. The SAI provides information regarding certain matters discussed in this prospectus and other matters which may be of interest to investors, and may be obtained without charge by calling the Funds at (800) 343-2898. There can be no assurance that the investment objective of the Funds will be achieved. Investors are advised to read this prospectus carefully.
AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OR AN OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY AND INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                   KEEP THIS PROSPECTUS FOR FUTURE REFERENCE

                               TABLE OF CONTENTS

EXPENSE INFORMATION                                        2
FINANCIAL HIGHLIGHTS                                       4
DESCRIPTION OF THE FUNDS                                  12
         Investment Objectives and Policies               12
         Investment Practices and Restrictions            12
ORGANIZATION AND SERVICE PROVIDERS                        17
         Organization                                     17
         Service Providers                                17
         Distribution Plans and Agreements                18
PURCHASE AND REDEMPTION OF SHARES                         19
         How to Buy Shares                                19
         How to Redeem Shares                             22
         Exchange Privilege                               23
         Shareholder Services                             24
         Banking Laws                                     25
OTHER INFORMATION                                         25
         Dividends, Distributions and Taxes               25
         General Information                              27
APPENDIX A                                               A-1

--------------------------------------------------------------------------------
                              EXPENSE INFORMATION
--------------------------------------------------------------------------------
       The table and examples below are designed to help you understand the various expenses that you will bear, directly or indirectly, when you invest in the Funds. Shareholder transaction expenses are fees paid directly from your account when you buy or sell shares of a Fund.

SHAREHOLDER TRANSACTION EXPENSES                                            Class A Shares    Class B Shares    Class C Shares(3)
                                                                            --------------    --------------    -----------------
Maximum Sales Charge Imposed on Purchases                                      4.75%(1)            None               None
(as a % of offering price)
Maximum Contingent Deferred Sales Charge (as a % of original purchase            None          5.00%(2)(4)          1.00%(2)
price or redemption proceeds, whichever is lower)

-------------
(1) Investments or $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge upon redemption within one year after the month of purchase.
(2) The deferred sales charge on Class B shares declines from 5.00% to 1.00% of amounts redeemed within six years after the month of purchase. The deferred sales charge on Class C shares is 1.00% on amounts redeemed within one year after the month of purchase. No sales charge is imposed on redemptions made thereafter. See "Purchase and Redemption of Shares" for more information.
(3) Class C shares are currently offered only by EVERGREEN CALIFORNIA TAX FREE FUND, EVERGREEN MASSACHUSETTS TAX FREE FUND, EVERGREEN MISSOURI TAX FREE FUND, EVERGREEN NEW YORK TAX FREE FUND and EVERGREEN PENNSYLVANIA TAX FREE FUND and are available only through broker-dealers who have entered into special distribution agreements with EDI (formerly Evergreen Keystone Distributor, Inc.), each Fund's principal underwriter.
(4) Long-term shareholders may pay more than the economic equivalent front-end sales charges permitted by the National Association of Securities Dealers, Inc.
       Annual operating expenses reflect the normal operating expenses of the Funds, and include costs such as management, distribution and other fees. The tables below show, with the exception of EVERGREEN CONNECTICUT MUNICIPAL BOND FUND, each Fund's actual annual operating expenses for the fiscal year or period ended March 31, 1997. For EVERGREEN CONNECTICUT MUNICIPAL BOND FUND the table shows estimated annual operating expenses for the fiscal period ending March 31, 1998. The examples show what you would pay if you invested $1,000 over periods indicated, assuming that you reinvest all of your dividends and that a Fund's average annual return will be 5%. THE EXAMPLES ARE FOR ILLUSTRATION PURPOSES ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RETURN. EACH FUND'S ACTUAL EXPENSES AND RETURNS WILL VARY. For a more complete description of the various costs and expenses borne by a Fund see "Organization and Service Providers."
EVERGREEN CALIFORNIA TAX FREE FUND

                                                                                              EXAMPLES
                                                                      ---------------------------------------------------------
                                                                      Assuming Redemption at End
                   ANNUAL OPERATING EXPENSES (1)                               of Period              Assuming no Redemption
------------------------------------------------
                   Class A    Class B    Class C                      Class A   Class B   Class C   Class A   Class B   Class C
                   -------    -------    -------                      -------   -------   -------   -------   -------   -------
Management Fees     0.55%      0.55%      0.55%
                                                   After 1 Year        $  56     $  66     $  26     $  56     $  16     $  16
12b-1 Fees          0.25%      1.00%      1.00%
                                                   After 3 Years       $  74     $  81     $  51     $  74     $  51     $  51
Other Expenses      0.07%      0.07%      0.07%
                                                   After 5 Years       $  93     $ 108     $  88     $  93     $  88     $  88
                   -------    -------    -------
                                                   After 10 Years      $ 150     $ 163     $ 192     $ 150     $ 163     $ 192
Total               0.87%      1.62%      1.62%
                   -------    -------    -------
                   -------    -------    -------

EVERGREEN CONNECTICUT MUNICIPAL BOND FUND

                                                                                 EXAMPLES
                                                                      -------------------------------
                                                                          Assuming
                                                                         Redemption       Assuming no
                 ANNUAL OPERATING EXPENSES (2)                        at End of Period    Redemption
----------------------------------------------                        -----------------   -----------
                       Class A         Class B                        Class A   Class B     Class B
                       -------         -------                        -------   -------   -----------
Management Fees         0.50%           0.50%
                                                 After 1 Year           $56       $66         $16
12b-1 Fees              0.25%           1.00%
                                                 After 3 Years          $73       $81         $51
Other Expenses          0.10%           0.10%
                       -------         -------
Total                   0.85%           1.60%
                       -------         -------
                       -------         -------

EVERGREEN MASSACHUSETTS TAX FREE FUND

                                                                                              EXAMPLES
                                                                      ---------------------------------------------------------
                                                                      Assuming Redemption at End
                   ANNUAL OPERATING EXPENSES (1)                               of Period              Assuming no Redemption
------------------------------------------------
                   Class A    Class B    Class C                      Class A   Class B   Class C   Class A   Class B   Class C
                   -------    -------    -------                      -------   -------   -------   -------   -------   -------
Management Fees     0.55%      0.55%      0.55%
                                                   After 1 Year        $  56     $  66     $  26     $  56     $  16     $  16
12b-1 Fees          0.25%      1.00%      1.00%
                                                   After 3 Years       $  74     $  81     $  51     $  74     $  51     $  51
Other Expenses      0.06%      0.06%      0.06%
                                                   After 5 Years       $  93     $ 108     $  88     $  93     $  88     $  88
                   -------    -------    -------
                                                   After 10 Years      $ 149     $ 162     $ 191     $ 149     $ 162     $ 191
Total               0.86%      1.61%      1.61%
                   -------    -------    -------
                   -------    -------    -------

EVERGREEN MISSOURI TAX FREE FUND

                                                                                              EXAMPLES
                                                                      ---------------------------------------------------------
                                                                      Assuming Redemption at End
                   ANNUAL OPERATING EXPENSES (1)                               of Period              Assuming no Redemption
------------------------------------------------
                   Class A    Class B    Class C                      Class A   Class B   Class C   Class A   Class B   Class C
                   -------    -------    -------                      -------   -------   -------   -------   -------   -------
Management Fees     0.55%      0.55%      0.55%
                                                   After 1 Year        $  56     $  66     $  26     $  56     $  16     $  16
12b-1 Fees          0.25%      1.00%      1.00%
                                                   After 3 Years       $  74     $  81     $  51     $  74     $  51     $  51
Other Expenses      0.06%      0.06%      0.06%
                                                   After 5 Years       $  93     $ 108     $  88     $  93     $  88     $  88
                   -------    -------    -------
                                                   After 10 Years      $ 149     $ 162     $ 191     $ 149     $ 162     $ 191
Total               0.86%      1.61%      1.61%
                   -------    -------    -------
                   -------    -------    -------

EVERGREEN NEW JERSEY TAX FREE INCOME FUND

                                                                                    EXAMPLES
                                                                      -------------------------------------
                                                                          Assuming
                                                                      Redemption at End      Assuming no
                   ANNUAL OPERATING EXPENSES (3)                          of Period          Redemption
------------------------------------------------                          of Period          Redemption
                   Class A    Class B                                 Class A   Class B   Class A   Class B
                   -------    -------                                 -------   -------   -------   -------
Management Fees     0.00%      0.00%
                                                   After 1 Year        $  52     $  64     $  52     $  14
12b-1 Fees          0.08%      1.00%
                                                   After 3 Years       $  61     $  73     $  61     $  43
Other Expenses      0.36%      0.36%
                                                   After 5 Years       $  71     $  94     $  71     $  74
                   -------    -------
                                                   After 10 Years      $ 100     $ 126     $ 100     $ 126
Total               0.44%      1.36%
                   -------    -------
                   -------    -------

EVERGREEN NEW YORK TAX FREE FUND

                                                                                              EXAMPLES
                                                                      ---------------------------------------------------------
                                                                      Assuming Redemption at End
                   ANNUAL OPERATING EXPENSES (1)                               of Period              Assuming no Redemption
------------------------------------------------
                   Class A    Class B    Class C                      Class A   Class B   Class C   Class A   Class B   Class C
                   -------    -------    -------                      -------   -------   -------   -------   -------   -------
Management Fees     0.55%      0.55%      0.55%
                                                   After 1 Year        $  56     $  66     $  26     $  56     $  16     $  16
12b-1 Fees          0.25%      1.00%      1.00%
                                                   After 3 Years       $  74     $  81     $  51     $  74     $  51     $  51
Other Expenses      0.06%      0.06%      0.06%
                                                   After 5 Years       $  93     $ 108     $  88     $  93     $  88     $  88
                   -------    -------    -------
                                                   After 10 Years      $ 149     $ 162     $ 191     $ 149     $ 162     $ 191
Total               0.86%      1.61%      1.61%
                   -------    -------    -------
                   -------    -------    -------

EVERGREEN PENNSYLVANIA TAX FREE FUND

                                                                                              EXAMPLES
                                                                      ---------------------------------------------------------
                                                                      Assuming Redemption at End
                   ANNUAL OPERATING EXPENSES (1)                               of Period              Assuming no Redemption
------------------------------------------------
                   Class A    Class B    Class C                      Class A   Class B   Class C   Class A   Class B   Class C
                   -------    -------    -------                      -------   -------   -------   -------   -------   -------
Management Fees     0.53%      0.53%      0.53%
                                                   After 1 Year        $  56     $  66     $  26     $  56     $  16     $  16
12b-1 Fees          0.25%      1.00%      1.00%
                                                   After 3 Years       $  74     $  81     $  51     $  74     $  51     $  51
Other Expenses      0.08%      0.08%      0.08%
                                                   After 5 Years       $  93     $ 108     $  88     $  93     $  88     $  88
                   -------    -------    -------
                                                   After 10 Years      $ 149     $ 162     $ 191     $ 149     $ 162     $ 191
Total               0.86%      1.61%      1.61%
                   -------    -------    -------
                   -------    -------    -------

AMOUNTS SHOWN IN THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
-------------
(1) Expense ratios for EVERGREEN CALIFORNIA TAX FREE FUND, EVERGREEN MASSACHUSETTS TAX FREE FUND, EVERGREEN MISSOURI TAX FREE FUND, EVERGREEN NEW YORK TAX FREE FUND and EVERGREEN PENNSYLVANIA TAX FREE FUND are estimated for the fiscal year ending March 31, 1998, and reflect the reimbursement or waiver by their investment adviser of expenses in accordance with certain voluntary expense limitations. Currently, the Funds have voluntarily limited annual expenses excluding indirectly paid expenses of Class A, B and C shares to 0.85%, 1.60% and 1.60%, respectively, of average daily net assets of each such class. The investment adviser currently intends to continue this expense limitation through the fiscal year ending March 31, 1998; however, it may modify or cancel the limitations at any time. Without such waivers, expense ratios for the fiscal year or period ending March 31, 1998, would be:

                                     TOTAL FUND OPERATING
                                  EXPENSES (WITHOUT WAIVERS)
                                 -----------------------------
                                 Class A    Class B    Class C
                                 -------    -------    -------
California Fund                   1.24%      1.99%      1.99%
Massachusetts Fund                1.58%      2.35%      2.36%
Missouri Fund                     1.31%      2.06%      2.06%
New York Fund                     1.19%      1.94%      1.93%
Pennsylvania Fund                 0.99%      1.74%      1.74%

(2) The Fund's investment adviser has voluntarily agreed to limit the Fund's investment advisory fee and Other Expenses to 0.50% and 0.10% of average daily net assets, respectively. The Fund's investment adviser currently intends to continue this expense limitation through March 31, 1998, but may cancel or modify it anytime. Without such waivers and/or reimbursements, the Fund's operating expenses would be:

                 MANAGEMENT FEE (WITHOUT    OTHER EXPENSES (WITHOUT    TOTAL FUND EXPENSES (WITHOUT
                 REIMBURSEMENTS/WAIVERS)    REIMBURSEMENTS/WAIVERS)      REIMBURSEMENTS/WAIVERS)
                 -----------------------    -----------------------    ----------------------------
Class A              0.60%                      0.27%                        1.12%
Class B              0.60%                      0.27%                        1.87%

(3) Expense ratios are for the fiscal period ended March 31, 1997, and reflect the reimbursement or waiver of certain fund operating expenses by the Fund's investment adviser. Absent such reimbursements by the Fund's investment adviser, Total Fund Operating Expenses would have been 1.13% and 1.88% of average daily net assets of Class A and Class B shares, respectively.
--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
       The following tables contain important financial information relating to each of the Funds and have been audited by KPMG Peat Marwick LLP, the independent auditors of the Funds. (No financial highlights are currently available for EVERGREEN CONNECTICUT MUNICIPAL BOND FUND as shares of the Fund were not offered until November 17, 1997.) The information in the table for EVERGREEN NEW JERSEY TAX FREE INCOME FUND for the year ended February 28, 1993, and the period July 16, 1991 to February 29, 1992, was audited by other auditors. The tables appear in each Fund's Annual Report and should be read in conjunction with each Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in each Fund's Annual Report. Each Fund's financial statements, related notes, and independent auditors' report are incorporated by reference into the SAI. Additional information about a Fund's performance is contained in a Fund's Annual Report, which will be made available upon request and without charge.
                                       4

EVERGREEN CALIFORNIA TAX FREE FUND -- CLASS A SHARES

                                                                                             YEAR ENDED NOVEMBER
                                                                       FOUR MONTHS ENDED             30,
                                                                        MARCH 31, 1997       --------------------
                                                                              (D)             1996          1995
                                                                       -----------------     ------        ------
NET ASSET VALUE BEGINNING OF PERIOD................................           $9.73           $9.86         $8.70
                                                                             ------          ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................................            0.16            0.48          0.49
Net realized and unrealized gain (loss) on investments and
 closed futures contracts..........................................           (0.28)          (0.11)         1.17
                                                                             ------          ------        ------
Total from investment operations...................................           (0.12)           0.37          1.66
                                                                             ------          ------        ------
LESS DISTRIBUTIONS FROM:
Net investment income..............................................           (0.16)          (0.48)        (0.47)
In excess of net investment income.................................           (0.01)          (0.02)        (0.03)
                                                                             ------          ------        ------
Total distributions................................................           (0.17)          (0.50)        (0.50)
                                                                             ------          ------        ------
NET ASSET VALUE END OF PERIOD......................................           $9.44           $9.73         $9.86
                                                                             ------          ------        ------
                                                                             ------          ------        ------
Total return (c)...................................................           (1.29%)          3.99%        19.63%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses....................................................            0.77%(a)(b)     0.77%(b)      0.72%(b)
 Total expenses excluding reimbursement and waivers................            1.24%(a)        1.19%         1.31%
 Net investment income.............................................            4.91%(a)        5.06%         5.37%
Portfolio turnover rate............................................              39%            120%          119%
NET ASSETS END OF PERIOD (THOUSANDS)...............................         $ 4,192          $4,759        $4,555

                                                                     FEBRUARY 1, 1994
                                                                       (COMMENCEMENT
                                                                     OF OPERATIONS) TO
                                                                     NOVEMBER 30, 1994
                                                                     -----------------
NET ASSET VALUE BEGINNING OF PERIOD................................        $10.00
                                                                           ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................................          0.44
Net realized and unrealized gain (loss) on investments and
 closed futures contracts..........................................         (1.30)
                                                                           ------
Total from investment operations...................................         (0.86)
                                                                           ------
LESS DISTRIBUTIONS FROM:
Net investment income..............................................         (0.44)
In excess of net investment income.................................            --
                                                                           ------
Total distributions................................................         (0.44)
                                                                           ------
NET ASSET VALUE END OF PERIOD......................................         $8.70
                                                                           ------
                                                                           ------
Total return (c)...................................................         (8.78%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses....................................................          0.41%(a)
 Total expenses excluding reimbursement and waivers................          1.66%(a)
 Net investment income.............................................          5.53%(a)
Portfolio turnover rate............................................           104%
NET ASSETS END OF PERIOD (THOUSANDS)...............................       $ 3,006

-------------
(a) Annualized.
(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 0.75% (annualized), 0.75% and 0.69% for the four months ended March 31, 1997 and the years ended November 30, 1996 and 1995, respectively.
(c) Excluding applicable sales charges.
(d) The Fund changed its fiscal year end from November 30 to March 31 during the current period.
EVERGREEN CALIFORNIA TAX FREE FUND -- CLASS B SHARES

                                                                                            YEAR ENDED NOVEMBER
                                                                     FOUR MONTHS ENDED              30,
                                                                      MARCH 31, 1997       ----------------------
                                                                            (D)             1996           1995
                                                                     -----------------     -------        -------
NET ASSET VALUE BEGINNING OF PERIOD..............................           $9.69            $9.82          $8.68
                                                                          -------          -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income............................................            0.13             0.41           0.44
Net realized and unrealized gain (loss) on investments and
 closed futures contracts........................................           (0.28)           (0.11)          1.17
                                                                          -------          -------        -------
Total from investment operations.................................           (0.15)            0.30           1.61
                                                                          -------          -------        -------
LESS DISTRIBUTIONS FROM:
Net investment income............................................           (0.13)           (0.41)         (0.44)
In excess of net investment income...............................           (0.01)           (0.02)         (0.03)
                                                                          -------          -------        -------
Total distributions..............................................           (0.14)           (0.43)         (0.47)
                                                                          -------          -------        -------
NET ASSET VALUE END OF PERIOD....................................           $9.40            $9.69          $9.82
                                                                          -------          -------        -------
                                                                          -------          -------        -------
Total return (c).................................................           (1.54%)           3.23%         18.95%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses..................................................            1.52%(a)(b)      1.52%(b)       1.48%(b)
 Total expenses excluding reimbursement and waivers..............            1.99%(a)         1.94%          2.07%
 Net investment income...........................................            4.16%(a)         4.31%          4.57%
Portfolio turnover rate..........................................              39%             120%           119%
NET ASSETS END OF PERIOD (THOUSANDS).............................         $21,794          $22,719        $22,743

                                                                   FEBRUARY 1, 1994
                                                                     (COMMENCEMENT
                                                                   OF OPERATIONS) TO
                                                                   NOVEMBER 30, 1994
                                                                   -----------------
NET ASSET VALUE BEGINNING OF PERIOD..............................         $10.00
                                                                        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income............................................          0.40
Net realized and unrealized gain (loss) on investments and
 closed futures contracts........................................         (1.28)
                                                                        -------
Total from investment operations.................................         (0.88)
                                                                        -------
LESS DISTRIBUTIONS FROM:
Net investment income............................................         (0.40)
In excess of net investment income...............................         (0.04)
                                                                        -------
Total distributions..............................................         (0.44)
                                                                        -------
NET ASSET VALUE END OF PERIOD....................................         $8.68
                                                                        -------
                                                                        -------
Total return (c).................................................         (9.00%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses..................................................          1.16%(a)
 Total expenses excluding reimbursement and waivers..............          2.36%(a)
 Net investment income...........................................          4.83%(a)
Portfolio turnover rate..........................................           104%
NET ASSETS END OF PERIOD (THOUSANDS).............................       $11,415

-------------
(a) Annualized.
(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.50% (annualized), 1.50% and 1.45% for the four months ended March 31, 1997 and the years ended November 30, 1996 and 1995, respectively.
(c) Excluding applicable sales charges.
(d) The Fund changed its fiscal year end from November 30 to March 31 during the current period.
                                       5

EVERGREEN CALIFORNIA TAX FREE FUND -- CLASS C SHARES

                                                                                             YEAR ENDED NOVEMBER
                                                                       FOUR MONTHS ENDED             30,
                                                                        MARCH 31, 1997       --------------------
                                                                              (D)             1996          1995
                                                                       -----------------     ------        ------
NET ASSET VALUE BEGINNING OF PERIOD................................           $9.68           $9.80         $8.68
                                                                             ------          ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................................            0.14            0.41          0.43
Net realized and unrealized gain (loss) on investments and
 closed futures contracts..........................................           (0.30)          (0.10)         1.15
                                                                             ------          ------        ------
Total from investment operations...................................           (0.16)           0.31          1.58
                                                                             ------          ------        ------
LESS DISTRIBUTIONS FROM:
Net investment income..............................................           (0.13)          (0.41)        (0.43)
In excess of net investment income.................................           (0.01)          (0.02)        (0.03)
                                                                             ------          ------        ------
Total distributions................................................           (0.14)          (0.43)        (0.46)
                                                                             ------          ------        ------
NET ASSET VALUE END OF PERIOD......................................           $9.38           $9.68         $9.80
                                                                             ------          ------        ------
                                                                             ------          ------        ------
Total return (c)...................................................           (1.64%)          3.34%        18.69%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses....................................................            1.52%(a)(b)     1.52%(b)      1.49%(b)
 Total expenses excluding reimbursement and waivers................            1.99%(a)        1.94%         2.07%
 Net investment income.............................................            4.16%(a)        4.31%         4.51%
Portfolio turnover rate............................................              39%            120%          119%
NET ASSETS END OF PERIOD (THOUSANDS)...............................         $ 1,849          $1,521        $1,535

                                                                     FEBRUARY 1, 1994
                                                                       (COMMENCEMENT
                                                                     OF OPERATIONS) TO
                                                                     NOVEMBER 30, 1994
                                                                     -----------------
NET ASSET VALUE BEGINNING OF PERIOD................................        $10.00
                                                                            -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................................          0.39
Net realized and unrealized gain (loss) on investments and
 closed futures contracts..........................................         (1.29)
                                                                            -----
Total from investment operations...................................         (0.90)
                                                                            -----
LESS DISTRIBUTIONS FROM:
Net investment income..............................................         (0.39)
In excess of net investment income.................................         (0.03)
                                                                            -----
Total distributions................................................         (0.42)
                                                                            -----
NET ASSET VALUE END OF PERIOD......................................         $8.68
                                                                            -----
                                                                            -----
Total return (c)...................................................         (9.08%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses....................................................          1.16%(a)
 Total expenses excluding reimbursement and waivers................          2.38%(a)
 Net investment income.............................................          4.96%(a)
Portfolio turnover rate............................................           104%
NET ASSETS END OF PERIOD (THOUSANDS)...............................          $624

-------------
(a) Annualized.
(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.50% (annualized), 1.50% and 1.46% for the four months ended March 31, 1997 and the years ended November 30, 1996 and 1995, respectively.
(c) Excluding applicable sales charges.
(d) The Fund changed its fiscal year end from November 30 to March 31 during the current period.
EVERGREEN MASSACHUSETTS TAX FREE FUND -- CLASS A AND B SHARES

                                                                CLASS A SHARES                              CLASS B SHARES
                                              --------------------------------------------------     ----------------------------
                                                                               FEBRUARY 4, 1994
                                                  YEAR ENDED MARCH 31,           (COMMENCEMENT           YEAR ENDED MARCH 31,
                                              ----------------------------     OF OPERATIONS) TO     ----------------------------
                                               1997       1996       1995       MARCH 31, 1994        1997       1996       1995
                                              ------     ------     ------     -----------------     ------     ------     ------
NET ASSET VALUE BEGINNING OF YEAR.........     $9.29      $9.19      $9.17            $10.00          $9.22      $9.15      $9.19
                                              ------     ------     ------           ------          ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................      0.47       0.51       0.53             0.08            0.41       0.43       0.48
Net realized and unrealized gain (loss) on
 investments and closed futures
 contracts................................     (0.03)      0.09       0.02            (0.82)          (0.03)      0.09      (0.01)
                                              ------     ------     ------           ------          ------     ------     ------
Total from investment operations..........      0.44       0.60       0.55            (0.74)           0.38       0.52       0.47
                                              ------     ------     ------           ------          ------     ------     ------
LESS DISTRIBUTIONS FROM:
Net investment income.....................     (0.47)     (0.48)     (0.53)           (0.08)          (0.41)     (0.43)     (0.47)
In excess of net investment income........     (0.03)     (0.02)         0            (0.01)          (0.02)     (0.02)     (0.04)
                                              ------     ------     ------           ------          ------     ------     ------
Total distributions.......................     (0.50)     (0.50)     (0.53)           (0.09)          (0.43)     (0.45)     (0.51)
                                              ------     ------     ------           ------          ------     ------     ------
NET ASSET VALUE END OF YEAR...............     $9.23      $9.29      $9.19            $9.17           $9.17      $9.22      $9.15
                                              ------     ------     ------           ------          ------     ------     ------
                                              ------     ------     ------           ------          ------     ------     ------
TOTAL RETURN (C)..........................     4.92%      6.64%      6.23%           (7.40%)          4.25%      5.77%      5.41%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses...........................     0.76%(b)   0.75%(b)   0.46%            0.35%(a)        1.51%(b)   1.49%(b)   1.24%
 Total expenses excluding reimbursement...     1.58%      1.59%      1.93%            3.22%(a)        2.35%      2.38%      2.68%
 Net investment income....................     5.19%      5.36%      5.90%            5.07%(a)        4.45%      4.60%      5.15%
Portfolio turnover rate...................      110%       165%        77%               7%            110%       165%        77%
NET ASSETS END OF YEAR (THOUSANDS)........    $2,063     $1,786     $1,974           $1,472          $7,803     $7,274     $6,169

                                            FEBRUARY 4, 1994
                                              (COMMENCEMENT
                                            OF OPERATIONS) TO
                                             MARCH 31, 1994
                                            -----------------
NET ASSET VALUE BEGINNING OF YEAR.........         $10.00
                                                  ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................          0.08
Net realized and unrealized gain (loss) on
 investments and closed futures
 contracts................................         (0.80)
                                                  ------
Total from investment operations..........         (0.72)
                                                  ------
LESS DISTRIBUTIONS FROM:
Net investment income.....................         (0.07)
In excess of net investment income........         (0.02)
                                                  ------
Total distributions.......................         (0.09)
                                                  ------
NET ASSET VALUE END OF YEAR...............         $9.19
                                                  ------
                                                  ------
TOTAL RETURN (C)..........................        (7.20%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses...........................         1.10%(a)
 Total expenses excluding reimbursement...         4.60%(a)
 Net investment income....................         3.23%(a)
Portfolio turnover rate...................            7%
NET ASSETS END OF YEAR (THOUSANDS)........        $1,817

-------------
(a) Annualized.
(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 0.75% and 0.74% for the years ended March 31, 1997 and March 31, 1996, respectively, for Class A shares and 1.50% and 1.48%, respectively, for Class B shares.
(c) Excluding applicable sales charges.
                                       6

EVERGREEN MASSACHUSETTS TAX FREE FUND -- CLASS C SHARES

                                                                                            YEAR ENDED MARCH 31,
                                                                                        ----------------------------
                                                                                         1997       1996       1995
                                                                                        ------     ------     ------
NET ASSET VALUE BEGINNING OF YEAR...................................................     $9.22      $9.14      $9.19
                                                                                        ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................................................      0.41       0.43       0.48
Net realized and unrealized gain (loss) on investments and closed futures
 contracts..........................................................................     (0.04)      0.10      (0.02)
                                                                                        ------     ------     ------
Total from investment operations....................................................      0.37       0.53       0.46
                                                                                        ------     ------     ------
LESS DISTRIBUTIONS FROM:
Net investment income...............................................................     (0.41)     (0.43)     (0.47)
In excess of net investment income..................................................     (0.02)     (0.02)     (0.04)
                                                                                        ------     ------     ------
Total distributions.................................................................     (0.43)     (0.45)     (0.51)
                                                                                        ------     ------     ------
NET ASSET VALUE END OF YEAR.........................................................     $9.16      $9.22      $9.14
                                                                                        ------     ------     ------
                                                                                        ------     ------     ------
TOTAL RETURN (C)....................................................................     4.14%      5.89%      5.20%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses.....................................................................     1.51%(b)   1.49%(b)   1.23%
 Total expenses excluding reimbursement.............................................     2.36%      2.39%      2.68%
 Net investment income..............................................................     4.46%      4.60%      5.11%
Portfolio turnover rate.............................................................      110%       165%        77%
NET ASSETS END OF YEAR (THOUSANDS)..................................................    $2,066     $2,303     $1,971
                                                                                      FEBRUARY 4, 1994
                                                                                        (COMMENCEMENT
                                                                                      OF OPERATIONS) TO
                                                                                       MARCH 31, 1994
                                                                                      -----------------
NET ASSET VALUE BEGINNING OF YEAR...................................................         $10.00
                                                                                            ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................................................          0.08
Net realized and unrealized gain (loss) on investments and closed futures
 contracts..........................................................................         (0.80)
                                                                                            ------
Total from investment operations....................................................         (0.72)
                                                                                            ------
LESS DISTRIBUTIONS FROM:
Net investment income...............................................................         (0.07)
In excess of net investment income..................................................         (0.02)
                                                                                            ------
Total distributions.................................................................         (0.09)
                                                                                            ------
NET ASSET VALUE END OF YEAR.........................................................         $9.19
                                                                                            ------
                                                                                            ------
TOTAL RETURN (C)....................................................................        (7.21%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses.....................................................................         1.10%(a)
 Total expenses excluding reimbursement.............................................         4.91%(a)
 Net investment income..............................................................         4.28%(a)
Portfolio turnover rate.............................................................            7%
NET ASSETS END OF YEAR (THOUSANDS)..................................................          $369

-------------
(a) Annualized.
(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.50% and 1.48% for the years ended March 31, 1997 and March 31, 1996, respectively.
(c) Excluding applicable sales charges.
EVERGREEN MISSOURI TAX FREE FUND -- CLASS A SHARES

                                                                                                  YEAR ENDED
                                                                       FOUR MONTHS ENDED         NOVEMBER 30,
                                                                        MARCH 31, 1997       --------------------
                                                                              (E)             1996          1995
                                                                       -----------------     ------        ------
NET ASSET VALUE BEGINNING OF PERIOD................................           $9.86           $9.91         $8.72
                                                                             ------          ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................................            0.16            0.50          0.50
Net realized and unrealized gain (loss) on investments and
 closed futures contracts..........................................           (0.22)          (0.06)         1.19
                                                                             ------          ------        ------
Total from investment operations...................................           (0.06)           0.44          1.69
                                                                             ------          ------        ------
LESS DISTRIBUTIONS FROM:
Net investment income..............................................           (0.16)          (0.47)        (0.47)
In excess of net investment income.................................            0.00(d)        (0.02)        (0.03)
                                                                             ------          ------        ------
Total distributions................................................           (0.16)          (0.49)        (0.50)
                                                                             ------          ------        ------
NET ASSET VALUE END OF PERIOD......................................           $9.64           $9.86         $9.91
                                                                             ------          ------        ------
                                                                             ------          ------        ------
Total return (c)...................................................           (0.57%)          4.66%        19.86%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses....................................................            0.76%(a)(b)     0.76%(b)      0.72%(b)
 Total expenses excluding reimbursement and waivers................            1.31%(a)        1.22%         1.32%
 Net investment income.............................................            5.05%(a)        4.93%         5.26%
Portfolio turnover rate............................................              12%            126%           74%
NET ASSETS END OF PERIOD (THOUSANDS)...............................         $ 2,627          $2,610        $4,848
                                                                     FEBRUARY 1, 1994
                                                                     (COMMENCEMENT OF
                                                                      OPERATIONS) TO
                                                                     NOVEMBER 30, 1994
                                                                     -----------------
NET ASSET VALUE BEGINNING OF PERIOD................................        $10.00
                                                                           ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................................          0.44
Net realized and unrealized gain (loss) on investments and
 closed futures contracts..........................................         (1.28)
                                                                           ------
Total from investment operations...................................         (0.84)
                                                                           ------
LESS DISTRIBUTIONS FROM:
Net investment income..............................................         (0.44)
In excess of net investment income.................................          0.00(d)
                                                                           ------
Total distributions................................................         (0.44)
                                                                           ------
NET ASSET VALUE END OF PERIOD......................................         $8.72
                                                                           ------
                                                                           ------
Total return (c)...................................................         (8.55%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses....................................................          0.43%(a)
 Total expenses excluding reimbursement and waivers................          1.54%(a)
 Net investment income.............................................          5.38%(a)
Portfolio turnover rate............................................            25%
NET ASSETS END OF PERIOD (THOUSANDS)...............................       $ 3,581

-------------
(a) Annualized.
(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 0.75% (annualized), 0.75% and 0.69% for the four months ended March 31, 1997 and the years ended November 30, 1996 and 1995, respectively.
(c) Excluding applicable sales charges.
(d) Amount represents less than $0.01 per share.
(e) The Fund changed its fiscal year end from November 30 to March 31 during the current period.
                                       7

EVERGREEN MISSOURI TAX FREE FUND -- CLASS B SHARES

                                                                                                 YEAR ENDED
                                                                     FOUR MONTHS ENDED          NOVEMBER 30,
                                                                      MARCH 31, 1997       ----------------------
                                                                            (E)             1996           1995
                                                                     -----------------     -------        -------
NET ASSET VALUE BEGINNING OF PERIOD..............................           $9.74            $9.80          $8.67
                                                                          -------          -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income............................................            0.13             0.40           0.44
Net realized and unrealized gain (loss) on investments and
 closed futures contracts........................................           (0.21)           (0.04)          1.15
                                                                          -------          -------        -------
Total from investment operations.................................           (0.08)            0.36           1.59
                                                                          -------          -------        -------
LESS DISTRIBUTIONS FROM:
Net investment income............................................           (0.14)           (0.40)         (0.43)
In excess of net investment income...............................            0.00(d)         (0.02)         (0.03)
                                                                          -------          -------        -------
Total distributions..............................................           (0.14)           (0.42)         (0.46)
                                                                          -------          -------        -------
NET ASSET VALUE END OF PERIOD....................................           $9.52            $9.74          $9.80
                                                                          -------          -------        -------
                                                                          -------          -------        -------
Total return (c).................................................           (0.83%)           3.83%         18.79%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses..................................................            1.51%(a)(b)      1.52%(b)       1.47%(b)
 Total expenses excluding reimbursement and waivers..............            2.06%(a)         2.00%          2.08%
 Net investment income...........................................            4.31%(a)         4.20%          4.56%
Portfolio turnover rate..........................................              12%             126%            74%
NET ASSETS END OF PERIOD (THOUSANDS).............................         $20,127          $21,925        $21,231
                                                                   FEBRUARY 1, 1994
                                                                   (COMMENCEMENT OF
                                                                    OPERATIONS) TO
                                                                   NOVEMBER 30, 1994
                                                                   -----------------
NET ASSET VALUE BEGINNING OF PERIOD..............................         $10.00
                                                                        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income............................................          0.40
Net realized and unrealized gain (loss) on investments and
 closed futures contracts........................................         (1.29)
                                                                        -------
Total from investment operations.................................         (0.89)
                                                                        -------
LESS DISTRIBUTIONS FROM:
Net investment income............................................         (0.40)
In excess of net investment income...............................         (0.04)
                                                                        -------
Total distributions..............................................         (0.44)
                                                                        -------
NET ASSET VALUE END OF PERIOD....................................         $8.67
                                                                        -------
                                                                        -------
Total return (c).................................................         (9.06%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses..................................................          1.16%(a)
 Total expenses excluding reimbursement and waivers..............          2.49%(a)
 Net investment income...........................................          4.70%(a)
Portfolio turnover rate..........................................            25%
NET ASSETS END OF PERIOD (THOUSANDS).............................       $12,906

-------------
(a) Annualized.
(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.50% (annualized), 1.50% and 1.44% for the four months ended March 31, 1997 and the years ended November 30, 1996 and 1995, respectively.
(c) Excluding applicable sales charges.
(d) Amount represents less than $0.01 per share.
(e) The Fund changed its fiscal year end from November 30 to March 31 during the current period.
EVERGREEN MISSOURI TAX FREE FUND -- CLASS C SHARES

                                                                                                  YEAR ENDED
                                                                       FOUR MONTHS ENDED         NOVEMBER 30,
                                                                        MARCH 31, 1997       --------------------
                                                                              (E)             1996          1995
                                                                       -----------------     ------        ------
NET ASSET VALUE BEGINNING OF PERIOD................................           $9.73           $9.79         $8.66
                                                                             ------          ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................................            0.13            0.39          0.43
Net realized and unrealized gain (loss) on investments and
 closed futures contracts..........................................           (0.20)          (0.03)         1.16
                                                                             ------          ------        ------
Total from investment operations...................................           (0.07)           0.36          1.59
                                                                             ------          ------        ------
LESS DISTRIBUTIONS FROM:
Net investment income..............................................           (0.14)          (0.40)        (0.43)
In excess of net investment income.................................            0.00(d)        (0.02)        (0.03)
                                                                             ------          ------        ------
Total distributions................................................           (0.14)          (0.42)        (0.46)
                                                                             ------          ------        ------
NET ASSET VALUE END OF PERIOD......................................           $9.52           $9.73         $9.79
                                                                             ------          ------        ------
                                                                             ------          ------        ------
Total return (c)...................................................           (0.73%)          3.83%        18.78%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses....................................................            1.51%(a)(b)     1.52%(b)      1.46%(b)
 Total expenses excluding reimbursement and waivers................            2.06%(a)        1.99%         2.07%
 Net investment income.............................................            4.30%(a)        4.18%         4.56%
Portfolio turnover rate............................................              12%            126%           74%
NET ASSETS END OF PERIOD (THOUSANDS)...............................         $ 1,306          $1,387        $1,788
                                                                     FEBRUARY 1, 1994
                                                                     (COMMENCEMENT OF
                                                                      OPERATIONS) TO
                                                                     NOVEMBER 30, 1994
                                                                     -----------------
NET ASSET VALUE BEGINNING OF PERIOD................................        $10.00
                                                                           ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................................          0.39
Net realized and unrealized gain (loss) on investments and
 closed futures contracts..........................................         (1.29)
                                                                           ------
Total from investment operations...................................         (0.90)
                                                                           ------
LESS DISTRIBUTIONS FROM:
Net investment income..............................................         (0.39)
In excess of net investment income.................................         (0.05)
                                                                           ------
Total distributions................................................         (0.44)
                                                                           ------
NET ASSET VALUE END OF PERIOD......................................         $8.66
                                                                           ------
                                                                           ------
Total return (c)...................................................         (9.25%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses....................................................          1.15%(a)
 Total expenses excluding reimbursement and waivers................          2.60%(a)
 Net investment income.............................................          4.72%(a)
Portfolio turnover rate............................................            25%
NET ASSETS END OF PERIOD (THOUSANDS)...............................       $ 1,045

-------------
(a) Annualized.
(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.50% (annualized), 1.50% and 1.44% for the four months ended March 31, 1997 and the years ended November 30, 1996 and 1995, respectively.
(c) Excluding applicable sales charges.
(d) Amount represents less than $0.01 per share.
(e) The Fund changed its fiscal year end from November 30 to March 31 during the current period.
                                       8

EVERGREEN NEW YORK TAX FREE FUND -- CLASS A AND B SHARES

                                                             CLASS A SHARES                               CLASS B SHARES
                                           --------------------------------------------------     -------------------------------
                                                                            FEBRUARY 4, 1994
                                               YEAR ENDED MARCH 31,           (COMMENCEMENT            YEAR ENDED MARCH 31,
                                           ----------------------------     OF OPERATIONS) TO     -------------------------------
                                            1997       1996       1995       MARCH 31, 1994        1997        1996        1995
                                           ------     ------     ------     -----------------     -------     -------     -------
NET ASSET VALUE BEGINNING OF YEAR......     $9.67      $9.44      $9.32            $10.00           $9.59       $9.38       $9.32
                                           ------     ------     ------           ------          -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.49       0.48       0.52             0.09             0.41        0.41        0.47
Net realized and unrealized gain (loss)
 on investments and closed futures
 contracts.............................     (0.03)      0.24       0.12            (0.68)           (0.03)       0.24        0.09
                                           ------     ------     ------           ------          -------     -------     -------
Total from investment operations.......      0.46       0.72       0.64            (0.59)            0.38        0.65        0.56
                                           ------     ------     ------           ------          -------     -------     -------
LESS DISTRIBUTIONS FROM:
Net investment income..................     (0.48)     (0.47)     (0.52)           (0.08)           (0.41)      (0.42)      (0.45)
In excess of net investment income.....     (0.01)     (0.02)      0.00            (0.01)           (0.01)      (0.02)      (0.05)
                                           ------     ------     ------           ------          -------     -------     -------
Total distributions....................     (0.49)     (0.49)     (0.52)           (0.09)           (0.42)      (0.44)      (0.50)
                                           ------     ------     ------           ------          -------     -------     -------
NET ASSET VALUE END OF YEAR............     $9.64      $9.67      $9.44            $9.32            $9.55       $9.59       $9.38
                                           ------     ------     ------           ------          -------     -------     -------
                                           ------     ------     ------           ------          -------     -------     -------
TOTAL RETURN (C).......................     4.87%      7.73%      7.08%           (5.91%)           4.03%       7.02%       6.28%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses........................     0.76%(b)   0.75%(b)   0.50%            0.35%(a)         1.51%(b)    1.50%(b)    1.25%
 Total expenses excluding
   reimbursement.......................     1.19%      1.31%      1.59%            4.44%(a)         1.94%       2.05%       2.35%
 Net investment income.................     5.00%      4.95%      5.48%            3.85%(a)         4.25%       4.19%       4.78%
Portfolio turnover rate................       62%        53%        77%              14%              62%         53%         77%
NET ASSETS END OF YEAR (THOUSANDS).....    $3,693     $3,947     $3,323             $680          $19,064     $17,151     $11,907

                                         FEBRUARY 4, 1994
                                           (COMMENCEMENT
                                         OF OPERATIONS) TO
                                          MARCH 31, 1994
                                         -----------------
NET ASSET VALUE BEGINNING OF YEAR......         $10.00
                                               ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................          0.08
Net realized and unrealized gain (loss)
 on investments and closed futures
 contracts.............................         (0.67)
                                               ------
Total from investment operations.......         (0.59)
                                               ------
LESS DISTRIBUTIONS FROM:
Net investment income..................         (0.06)
In excess of net investment income.....         (0.03)
                                               ------
Total distributions....................         (0.09)
                                               ------
NET ASSET VALUE END OF YEAR............         $9.32
                                               ------
                                               ------
TOTAL RETURN (C).......................        (5.91%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses........................         1.10%(a)
 Total expenses excluding
   reimbursement.......................         5.60%(a)
 Net investment income.................         3.01%(a)
Portfolio turnover rate................           14%
NET ASSETS END OF YEAR (THOUSANDS).....        $2,276

-------------
(a) Annualized.
(b) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 0.75% and 0.74% for the years ended March 31, 1997 and 1996, respectively, for Class A shares and 1.50% and 1.49%, respectively, for Class B shares.
(c) Excluding applicable sales charges.
EVERGREEN NEW YORK TAX FREE FUND -- CLASS C SHARES

                                                                                            YEAR ENDED MARCH 31,
                                                                                        ----------------------------
                                                                                         1997       1996       1995
                                                                                        ------     ------     ------
NET ASSET VALUE BEGINNING OF YEAR...................................................     $9.58      $9.37      $9.31
                                                                                        ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................................................      0.40       0.41       0.48
Net realized and unrealized gain (loss) on investments and closed futures
 contracts..........................................................................     (0.01)      0.24       0.07
                                                                                        ------     ------     ------
Total from investment operations....................................................      0.39       0.65       0.55
                                                                                        ------     ------     ------
LESS DISTRIBUTIONS FROM:
Net investment income...............................................................     (0.41)     (0.42)     (0.46)
In excess of net investment income..................................................     (0.01)     (0.02)     (0.03)
                                                                                        ------     ------     ------
Total distributions.................................................................     (0.42)     (0.44)     (0.49)
                                                                                        ------     ------     ------
NET ASSET VALUE END OF YEAR.........................................................     $9.55      $9.58      $9.37
                                                                                        ------     ------     ------
                                                                                        ------     ------     ------
TOTAL RETURN (C)....................................................................     4.14%      7.02%      6.18%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses.....................................................................     1.51%(b)   1.50%(b)   1.26%
 Total expenses excluding reimbursement.............................................     1.93%      2.07%      2.32%
 Net investment income..............................................................     4.25%      4.24%      4.88%
Portfolio turnover rate.............................................................       62%        53%        77%
NET ASSETS END OF YEAR (THOUSANDS)..................................................    $1,871     $2,296     $2,890
                                                                                      FEBRUARY 4, 1994
                                                                                        (COMMENCEMENT
                                                                                      OF OPERATIONS) TO
                                                                                       MARCH 31, 1994
                                                                                      -----------------
NET ASSET VALUE BEGINNING OF YEAR...................................................         $10.00
                                                                                            ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................................................          0.07
Net realized and unrealized gain (loss) on investments and closed futures
 contracts..........................................................................         (0.67)
                                                                                            ------
Total from investment operations....................................................         (0.60)
                                                                                            ------
LESS DISTRIBUTIONS FROM:
Net investment income...............................................................         (0.07)
In excess of net investment income..................................................         (0.02)
                                                                                            ------
Total distributions.................................................................         (0.09)
                                                                                            ------
NET ASSET VALUE END OF YEAR.........................................................         $9.31
                                                                                            ------
                                                                                            ------
TOTAL RETURN (C)....................................................................        (6.02%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses.....................................................................         1.10%(a)
 Total expenses excluding reimbursement.............................................         5.13%(a)
 Net investment income..............................................................         3.71%(a)
Portfolio turnover rate.............................................................           14%
NET ASSETS END OF YEAR (THOUSANDS)..................................................          $255

-------------
(a) Annualized.
(b) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.50% and 1.48% for the years ended March 31, 1997 and 1996, respectively.
(c) Excluding applicable sales charges.
                                       9

EVERGREEN PENNSYLVANIA TAX FREE FUND -- CLASS A SHARES

                                                                              YEAR ENDED MARCH 31,
                                                       -------------------------------------------------------------------
                                                        1997        1996        1995        1994        1993        1992
                                                       -------     -------     -------     -------     -------     -------
NET ASSET VALUE BEGINNING OF YEAR..................     $11.15      $10.91      $11.01      $11.42      $10.71      $10.25
                                                       -------     -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................       0.59        0.60        0.61        0.62        0.63        0.74
Net realized and unrealized gain (loss) on
 investments and closed futures contracts..........      (0.01)       0.23       (0.09)      (0.30)       0.75        0.46
                                                       -------     -------     -------     -------     -------     -------
Total from investment operations...................       0.58        0.83        0.52        0.32        1.38        1.20
                                                       -------     -------     -------     -------     -------     -------
LESS DISTRIBUTIONS FROM:
Net investment income..............................      (0.59)      (0.57)      (0.61)      (0.62)      (0.63)      (0.74)
In excess of net investment income.................       0.00       (0.02)      (0.01)      (0.04)      (0.02)       0.00
Net realized gain on investments...................       0.00        0.00        0.00       (0.06)      (0.02)       0.00
In excess of net realized gain on investments......       0.00        0.00        0.00       (0.01)       0.00        0.00
                                                       -------     -------     -------     -------     -------     -------
Total distributions................................      (0.59)      (0.59)      (0.62)      (0.73)      (0.67)      (0.74)
                                                       -------     -------     -------     -------     -------     -------
NET ASSET VALUE END OF YEAR........................     $11.14      $11.15      $10.91      $11.01      $11.42      $10.71
                                                       -------     -------     -------     -------     -------     -------
                                                       -------     -------     -------     -------     -------     -------
TOTAL RETURN (C)...................................      5.30%       7.66%       4.91%       2.58%      13.30%      12.07%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses....................................      0.76%(b)    0.76%(b)    0.75%       0.75%       0.68%       0.65%
 Total expenses excluding reimbursement............      0.99%       0.99%       1.05%       1.06%       1.16%       1.68%
 Net investment income.............................      5.26%       5.29%       5.65%       5.27%       5.66%       6.92%
Portfolio turnover rate............................        84%         55%         97%         37%         20%         13%
NET ASSETS END OF YEAR (THOUSANDS).................    $24,535     $28,710     $30,450     $30,560     $35,502     $12,914
                                                       DECEMBER 27,
                                                           1990
                                                     (COMMENCEMENT OF
                                                      OPERATIONS) TO
                                                      MARCH 31, 1991
                                                     ----------------
NET ASSET VALUE BEGINNING OF YEAR..................       $10.00
                                                          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................         0.18
Net realized and unrealized gain (loss) on
 investments and closed futures contracts..........         0.25
                                                          ------
Total from investment operations...................         0.43
                                                          ------
LESS DISTRIBUTIONS FROM:
Net investment income..............................        (0.18)
In excess of net investment income.................         0.00
Net realized gain on investments...................         0.00
In excess of net realized gain on investments......         0.00
                                                          ------
Total distributions................................        (0.18)
                                                          ------
NET ASSET VALUE END OF YEAR........................       $10.25
                                                          ------
                                                          ------
TOTAL RETURN (C)...................................        4.37%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses....................................        0.65%(a)
 Total expenses excluding reimbursement............        3.19%(a)
 Net investment income.............................        6.84%(a)
Portfolio turnover rate............................           8%
NET ASSETS END OF YEAR (THOUSANDS).................       $2,979

-------------
(a) Annualized.
(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 0.75% and 0.75% for the years ended March 31, 1997 and 1996, respectively.
(c) Excluding applicable sales charges.
EVERGREEN PENNSYLVANIA TAX FREE FUND -- CLASS B AND C SHARES

                                                      CLASS B SHARES                                     CLASS C SHARES
                                -----------------------------------------------------------   -------------------------------------
                                                                         FEBRUARY 1, 1993
                                        YEAR ENDED MARCH 31,             (DATE OF INITIAL             YEAR ENDED MARCH 31,
                                -------------------------------------   PUBLIC OFFERING) TO   -------------------------------------
                                 1997      1996      1995      1994       MARCH 31, 1993       1997      1996      1995      1994
                                -------   -------   -------   -------   -------------------   -------   -------   -------   -------
NET ASSET VALUE BEGINNING OF
 YEAR.........................   $11.00    $10.81    $10.98    $11.42           $11.20         $11.03    $10.83    $11.00    $11.42
                                -------   -------   -------   -------          ------         -------   -------   -------   -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income.........     0.49      0.51      0.54      0.56            0.08            0.47      0.51      0.53      0.54
Net realized and unrealized
 gain (loss) on investments
 and closed futures
 contracts....................    (0.01)     0.22     (0.10)    (0.34)           0.24            0.01      0.23     (0.10)    (0.32)
                                -------   -------   -------   -------          ------         -------   -------   -------   -------
Total from investment
 operations...................     0.48      0.73      0.44      0.22            0.32            0.48      0.74      0.43      0.22
                                -------   -------   -------   -------          ------         -------   -------   -------   -------
LESS DISTRIBUTIONS FROM:
Net investment income.........    (0.49)    (0.52)    (0.53)    (0.52)          (0.08)          (0.49)    (0.52)    (0.53)   ((0.52)
In excess of net investment
 income.......................     0.00     (0.02)    (0.08)    (0.07)          (0.02)           0.00     (0.02)    (0.07)    (0.05)
Net realized gain on
 investment...................     0.00      0.00      0.00     (0.03)           0.00            0.00      0.00      0.00     (0.03)
In excess of net realized gain
 on investments...............     0.00      0.00      0.00     (0.04)           0.00            0.00      0.00      0.00     (0.04)
                                -------   -------   -------   -------          ------         -------   -------   -------   -------
Total distributions...........    (0.49)    (0.54)    (0.61)    (0.66)          (0.10)          (0.49)    (0.54)    (0.60)    (0.64)
                                -------   -------   -------   -------          ------         -------   -------   -------   -------
NET ASSET VALUE END OF YEAR...   $10.99    $11.00    $10.81    $10.98          $11.42          $11.02    $11.03    $10.83    $11.00
                                -------   -------   -------   -------          ------         -------   -------   -------   -------
                                -------   -------   -------   -------          ------         -------   -------   -------   -------
TOTAL RETURN (C)..............    4.50%     6.84%     4.15%     1.70%           2.82%           4.49%     6.92%     4.05%     1.78%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses...............    1.51%(b)   1.48%(b)   1.50%   1.50%           1.50%(a)        1.51%(b)   1.48%(b)   1.50%   1.50%
 Total expenses excluding
   reimbursement..............    1.74%     1.74%     1.80%     1.81%           1.69%(a)        1.74%     1.74%     1.80%     1.90%
 Net investment income........    4.50%     4.55%     4.89%     4.32%           3.44%(a)        4.52%     4.57%     4.90%     4.33%
Portfolio turnover rate.......      84%       55%       97%       37%             20%             84%       55%       97%       37%
NET ASSETS END OF YEAR
 (THOUSANDS)..................  $37,215   $37,719   $30,657   $21,958         $ 2,543         $ 6,830   $ 9,675   $ 9,559   $ 9,385

                                 FEBRUARY 1, 1993
                                 (DATE OF INITIAL
                                PUBLIC OFFERING) TO
                                  MARCH 31, 1993
                                -------------------
NET ASSET VALUE BEGINNING OF
 YEAR.........................          $11.20
                                       ------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income.........           0.07
Net realized and unrealized
 gain (loss) on investments
 and closed futures
 contracts....................           0.24
                                       ------
Total from investment
 operations...................           0.31
                                       ------
LESS DISTRIBUTIONS FROM:
Net investment income.........          (0.07)
In excess of net investment
 income.......................          (0.02)
Net realized gain on
 investment...................           0.00
In excess of net realized gain
 on investments...............           0.00
                                       ------
Total distributions...........          (0.09)
                                       ------
NET ASSET VALUE END OF YEAR...         $11.42
                                       ------
                                       ------
TOTAL RETURN (C)..............          2.81%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses...............          1.50%(a)
 Total expenses excluding
   reimbursement..............          1.60%(a)
 Net investment income........          2.50%(a)
Portfolio turnover rate.......            20%
NET ASSETS END OF YEAR
 (THOUSANDS)..................           $952

-------------
(a) Annualized.
(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.50% and 1.47% for the years ended March 31, 1997 and 1996, respectively, for Class B shares and Class C shares.
(c) Excluding applicable sales charges.
                                       10

EVERGREEN NEW JERSEY TAX FREE INCOME FUND -- CLASS A SHARES

                                                             SEVEN
                                                            MONTHS     SIX MONTHS
                                                             ENDED       ENDED       YEAR ENDED      YEAR ENDED FEBRUARY 28,
                                                           MARCH 31,   AUGUST 31,   FEBRUARY 29,   ---------------------------
                                                            1997**       1996*          1996        1995      1994      1993
                                                           ---------   ----------   ------------   -------   -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD.....................    $10.75       $11.01        $10.53      $10.99    $11.01    $10.22
                                                           ---------   ----------   ------------   -------   -------   -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income....................................      0.31         0.28          0.56        0.57      0.60      0.63
Net realized and unrealized gain (loss) on investments
 and
 closed futures contracts................................     (0.01)       (0.26)         0.48       (0.46)    (0.02)     0.79
                                                           ---------   ----------   ------------   -------   -------   -------
 Total from investment operations........................      0.30         0.02          1.04        0.11      0.58      1.42
                                                           ---------   ----------   ------------   -------   -------   -------
Less distributions
 From net investment income..............................     (0.31)       (0.28)        (0.56)      (0.57)    (0.60)    (0.63)
 In excess of net investment income......................        --           --            --          --        --        --
                                                           ---------   ----------   ------------   -------   -------   -------
 Total distributions.....................................     (0.31)       (0.28)        (0.56)      (0.57)    (0.60)    (0.63)
                                                           ---------   ----------   ------------   -------   -------   -------
 Net asset value, end of period..........................    $10.74       $10.75        $11.01      $10.53    $10.99    $11.01
                                                           ---------   ----------   ------------   -------   -------   -------
                                                           ---------   ----------   ------------   -------   -------   -------
TOTAL RETURN (B).........................................     2.83%        0.19%        10.08%       1.41%     5.30%    14.39%
RATIOS & SUPPLEMENTAL DATA:
Ratios to average net assets:
 Total expenses..........................................     0.44%( )(c)     0.34%(a)      0.36%    0.25%     0.14%     0.00%
 Total expenses excluding reimbursement and waivers......     1.13%(a)     1.11%(a)      1.03%       1.04%     1.05%     1.16%
 Net investment income**.................................     5.02%(a)     5.08%(a)      5.15%       5.52%     5.31%     5.97%
Portfolio turnover rate..................................       15%           0%            4%          8%        2%        5%
NET ASSETS, END OF PERIOD (THOUSANDS)....................   $31,434     $ 32,377      $ 41,762     $34,852   $42,783   $30,863

                                                           JULY 16, 1991*
                                                               THROUGH
                                                            FEBRUARY 29,
                                                                1992
                                                           ---------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................         $10.00
                                                           ---------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income....................................         0.38
Net realized and unrealized gain (loss) on investments
 and
 closed futures contracts................................         0.22
                                                           ---------------
 Total from investment operations........................         0.60
                                                           ---------------
Less distributions
 From net investment income..............................        (0.38)
 In excess of net investment income......................           --
                                                           ---------------
 Total distributions.....................................        (0.38)
                                                           ---------------
 Net asset value, end of period..........................       $10.22
                                                           ---------------
                                                           ---------------
TOTAL RETURN (B).........................................        6.03%
RATIOS & SUPPLEMENTAL DATA:
Ratios to average net assets:
 Total expenses..........................................        0.01%(a)
 Total expenses excluding reimbursement and waivers......        1.20%
 Net investment income**.................................        5.89%(a)
Portfolio turnover rate..................................           5%
NET ASSETS, END OF PERIOD (THOUSANDS)....................      $13,129

-------------
(a) Annualized.
(b) Excluding applicable sales charges.
(c) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 0.44% annualized for the seven months ended March 31, 1997.
*   The Fund changed its fiscal year end from February 28 to August 31.
** During the current period, the Fund changed its fiscal year end from August 31 to March 31.
EVERGREEN NEW JERSEY TAX FREE INCOME FUND -- CLASS B SHARES

                                                                                                    CLASS B SHARES
                                                                                                ----------------------
                                                                                                  SEVEN
                                                                                                 MONTHS     SIX MONTHS
                                                                                                  ENDED       ENDED
                                                                                                MARCH 31,   AUGUST 31,
                                                                                                 1997**       1996*
                                                                                                ---------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD..........................................................    $10.75       $11.01
                                                                                                ---------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.........................................................................      0.25         0.24
Net realized and unrealized loss on investments...............................................        --        (0.26)
                                                                                                ---------   ----------
 Total from investment operations.............................................................      0.25        (0.02)
                                                                                                ---------   ----------
Less distributions from net investment income.................................................     (0.26)       (0.24)
 In excess of net investment income...........................................................        --           --
                                                                                                ---------   ----------
 Total distributions..........................................................................     (0.26)       (0.24)
                                                                                                ---------   ----------
 Net asset value, end of period...............................................................    $10.74       $10.75
                                                                                                ---------   ----------
                                                                                                ---------   ----------
TOTAL RETURN (B)..............................................................................     2.29%       (0.20%)
RATIOS & SUPPLEMENTAL DATA:
Ratios to average net assets:
 Total expenses...............................................................................     1.36%( )(c)     1.28%
 Total expenses excluding reimbursement and waivers...........................................     1.88%(a)     1.85%(a)
 Net investment income........................................................................     4.07%(a)     4.14%(a)
Portfolio turnover rate.......................................................................       15%           0%
NET ASSETS, END OF PERIOD (THOUSANDS).........................................................   $ 7,847     $  2,709

                                                                                                JANUARY 30,
                                                                                                   1996*
                                                                                                  THROUGH
                                                                                                FEBRUARY 29,
                                                                                                    1996
                                                                                                ------------
NET ASSET VALUE, BEGINNING OF PERIOD..........................................................      $11.08
                                                                                                ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.........................................................................        0.05
Net realized and unrealized loss on investments...............................................       (0.07)
                                                                                                ------------
 Total from investment operations.............................................................       (0.02)
                                                                                                ------------
Less distributions from net investment income.................................................       (0.05)
 In excess of net investment income...........................................................          --
                                                                                                ------------
 Total distributions..........................................................................       (0.05)
                                                                                                ------------
 Net asset value, end of period...............................................................      $11.01
                                                                                                ------------
                                                                                                ------------
TOTAL RETURN (B)..............................................................................      (0.22%)
RATIOS & SUPPLEMENTAL DATA:
Ratios to average net assets:
 Total expenses...............................................................................       0.31%
 Total expenses excluding reimbursement and waivers...........................................       1.66%(a)
 Net investment income........................................................................       5.23%(a)
Portfolio turnover rate.......................................................................          4%
NET ASSETS, END OF PERIOD (THOUSANDS).........................................................        $186

-------------
(a) Annualized.
(b) Excluding applicable sales charges.
(c) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.36% (annualized) for the seven months ended March 31, 1997, for Class B shares.
*   The Fund changed its fiscal year end from February 28 to August 31.
** During the current period, the Fund changed its fiscal year end from August 31 to March 31.
                                       11

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES
       Each Fund, other than EVERGREEN CONNECTICUT MUNICIPAL BOND FUND seeks the highest possible current income exempt from federal income taxes (including the alternative minimum tax), while preserving capital. These Funds normally invest their assets in accordance with applicable standards issued by the Securities and Exchange Commission ("SEC") concerning investments in tax free securities. The Funds cannot change this policy without shareholder approval. The SEC currently requires the Funds to invest at least 80% of their assets in federally tax exempt municipal securities. Each Fund also invests at least 65% of its assets in municipal obligations that are exempt from income taxes in the state for which the Fund is named.
       In addition, EVERGREEN CALIFORNIA TAX FREE FUND and EVERGREEN NEW YORK TAX FREE FUND will invest at least 80% of their assets in securities that at all times are fully insured as to timely payment of all principal and interest when due ("Insured Securities"). Insurance does not cover against market risk and therefore does not guarantee the market value of the securities in either Fund's portfolio. Similarly, because the net asset value of each Fund's portfolio is based upon the market value of the securities in its portfolio, such insurance does not cover or guarantee the net asset value of the Fund's shares.
       Insured Securities will be covered by at least one of three policies. NEW ISSUE INSURANCE is obtained by municipal securities issuers, who pay all premiums for such policies in advance. Since new issue insurance remains in effect as long as the securities are outstanding, the insurance may protect the resale value of the Insured Securities. PORTFOLIO INSURANCE remains effective only while a Fund and the issuer are still in business and the Fund still holds the securities described in the policy. The premium on a portfolio insurance policy is a Fund expense. Each Fund may also purchase SECONDARY INSURANCE when it believes the potential market value or net proceeds of the sale of a security by a Fund exceeds the current uninsured value of the security plus the cost of such insurance. Premiums for secondary insurance are added to the cost basis of the security and are not Fund expense items.
       EVERGREEN CONNECTICUT MUNICIPAL BOND FUND seeks current income exempt from federal income taxes other than the alternative minimum tax and Connecticut personal income taxes. In addition, the Fund seeks to preserve capital. The Fund normally invests at least 80% of its assets in securities that are exempt from federal income (other than the alternative minimum tax) and at least 65% of its assets in Connecticut municipal obligations. The Connecticut Fund may change either of these policies without shareholder approval.
       EACH FUND will invest at least 80% of its assets in bonds that, at the date of investment, are rated within the four highest categories by Standard and Poor's ("S&P"), by Moody's Investor Service ("Moody's"), by Fitch Investors Services ("Fitch") or, if not rated or rated under a different system, are of comparable quality to obligations so rated as determined by another nationally recognized statistical ratings organization or by a Fund's investment adviser. The Funds may invest the remaining 20% of their assets in lower rated bonds, but they will not invest in bonds rated below B. A Fund is not required to sell or otherwise dispose of any security that loses its rating or has its rating reduced after the Fund has purchased it. Also, if S&P, Moody's or Fitch changes its ratings system, a Fund will try to use comparable ratings as standards according to the Fund's investment objectives and policies.
       Each Fund's investment objective(s) is nonfundamental; as a result a Fund may change its objective(s) without a shareholder vote. Each Fund has also adopted certain fundamental investment policies which are mainly designed to limit a Fund's exposure to risk. Each Fund's fundamental policies cannot be changed without a shareholder vote. See the SAI for more information regarding the Funds' fundamental investment policies or other related investment policies. There can be no assurance that a Fund's investment objective(s) will be achieved.
INVESTMENT PRACTICES AND RESTRICTIONS
Risk Factors. Bond yields are dependent on several factors including market conditions, the size of an offering, the maturity of the bond, ratings of the bond and the ability of issuers to meet their obligations. There is no limit on the
                                       12
maturity of the bonds purchased by a Fund. Because bond prices fluctuate inversely in relation to the direction of interest rates, the prices of longer term bonds fluctuate more widely in response to market interest rate changes. A Fund's concentration in securities issued by a particular state and its political subdivisions provides a greater level of risk than a fund which is diversified across numerous states and municipal entities.
       A Fund is not required to dispose of securities that have been downgraded subsequent to their purchase. If the municipal obligations held by a Fund (because of adverse economic conditions in the state for which it is named, for example) are downgraded, a Fund's concentration in the state's securities may cause a Fund to be subject to the risks inherent in holding material amounts of low-rated debt securities in its portfolio.
Municipal Securities. The Funds invest in municipal bonds, notes and commercial paper issued by or for states, territories and possessions of the United States ("U.S.") including the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds include fixed, variable or floating rate general obligation and revenue bonds. General obligation bonds are used to support the government's general financial needs and are supported by the full faith and credit of the municipality. General obligations are repaid from the issuer's general unrestricted revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Revenue bonds are used to finance public works and certain private facilities. In contrast to general obligation bonds, revenue bonds are repaid only with the revenue generated by the project financed.
       Municipal notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. Municipal commercial paper obligations are unsecured promissory notes issued by municipalities to meet short-term credit needs.
       Since the Funds invest primarily in municipal securities, you should be aware of the risks associated with investing in such securities. The values of municipal bonds tend to go up when interest rates go down and vice, versa. An issuer's failure to make such payment due to political development or fiscal mismanagement could affect its ability to make prompt payments of interest and principal. Those events could also affect the market value of the security. Moreover, the market for municipal bonds is often thin and can by temporarily affected by large purchases and sales, including those by a Fund. See Appendix A for state-specific disclosure.
Non-Diversification. The Funds are nondiversified portfolios of an investment company and, as such, there is no limit on the percentage of assets which can be invested in any single issuer. An investment in a Fund, therefore, will entail greater risk than would exist in a diversified investment company because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio. Each of the Funds intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") which requires that at the end of each quarter of each taxable year, with regard to at least 50% of each Fund's total assets, no more than 5% of the total assets may be invested in the securities of a single issuer and that with respect to the remainder of each Fund's total assets, no more than 25% of its total assets are invested in the securities of a single issuer. Defensive Investments. The Funds may invest up to 20% or, for temporary defensive purposes, up to 100% of their assets in high quality short-term obligations, such as notes, commercial paper, certificates of deposit, bankers' acceptances, bank deposits or U.S. government securities.
Below Investment Grade Bonds. Below investment grade bonds are commonly known as "junk bonds" because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may overreact to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value.
                                       13

Repurchase Agreements. The Funds may invest in repurchase agreements. Repurchase agreements are agreements by which a Fund purchases a security (usually U.S. government securities) for cash and obtains a simultaneous commitment from the seller (usually a bank or broker/dealer) to repurchase the security at an agreed-upon price and specified future date. The repurchase price reflects an agreed-upon interest rate for the time period of the agreement. The Funds' risk is the inability of the seller to pay the agreed-upon price on the delivery date. However, this risk is tempered by the ability of the Funds to sell the security in the open market in the case of a default. In such a case, the Funds may incur costs in disposing of the security which would increase Fund expenses. The Funds' investment adviser will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.
When-Issued, Delayed-Delivery and Forward Commitment Transactions. Each Fund may enter into transactions whereby it commits to buying a security, but does not pay for or take delivery of the security until some specified date in the future. The values of these securities are subject to market fluctuations during this period and no income accrues to a Fund until settlement. At the time of settlement, a when-issued security may be valued at less than its purchase price. When entering into these transactions, a Fund relies on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged.
Securities Lending. To generate income and offset expenses, the Funds may lend securities to broker-dealers and other financial institutions. Loans of securities by a Fund may not exceed 30% of the value of the Fund's total assets. While securities are on loan, the borrower will pay the Fund any income accruing on the security. Also, the Fund may invest any collateral it receives in additional securities. Gains or losses in the market value of a lent security will affect a Fund and its shareholders. When a Fund lends its securities, it runs the risk that it could not retrieve the securities on a timely basis, possibly losing the opportunity to sell the securities at a desirable price. Also, if the borrower files for bankruptcy or becomes insolvent, the Fund's ability to dispose of the securities may be delayed.
Investing In Securities Of Other Investment Companies. Each Fund may invest in the securities of other investment companies. As a shareholder of another investment company, a Fund would pay its portion of the other investment company's expenses. These expenses would be in addition to the expenses that a Fund currently bears concerning its own operations and may result in some duplication of fees.
Borrowing. Each Fund may borrow from banks in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow an additional 5% of its total assets from banks and others. A Fund may only borrow as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights. The Funds do not intend to leverage.
Zero Coupon Debt Securities. A Fund may purchase zero coupon debt securities. These securities do not make regular interest payments. Instead, they are sold at a deep discount from their face value. In calculating their daily dividends, each day a Fund takes into account as income a portion of the difference between these securities' purchase price and their face value. Because they do not pay current income, the prices of zero coupon debt securities can be very volatile when interest rates change. Values of zero coupon securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash.
Securities with Put or Demand Rights. The Funds have the ability to enter into put transactions, sometimes referred to as stand-by commitments, with respect to municipal obligations held in their portfolios or to purchase securities which carry a demand feature or put option which permit a Fund, as holder, to tender them back to the issuer or a third party prior to maturity and receive payment within seven days. Segregated accounts will be maintained by each Fund for all such transactions.
       The amount payable to a Fund by the seller upon its exercise of a put will normally be (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during the period the securities were owned by the Fund. Accordingly, the amount payable by a broker-dealer or bank during the time a put is exercisable will be substantially the same as the value of the underlying securities.
                                       14

       A Fund's right to exercise a put is unconditional and unqualified. A put is not transferable by a Fund, although the Fund may sell the underlying securities to a third party at any time. Each Fund expects that puts will generally be available without any additional direct or indirect cost. However, if necessary and advisable, a Fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a put (thus reducing the yield to maturity otherwise available to the same securities). Thus, the aggregate price paid for securities with put rights may be higher than the price that would otherwise be paid.
       The Funds may enter into put transactions only with broker-dealers (in accordance with the rules of the SEC) and banks which, in the opinion of each Fund's investment adviser, present minimal credit risks. A Fund's investment adviser will monitor periodically the creditworthiness of issuers of such obligations held by a Fund. A Fund's ability to exercise a put will depend on the ability of the broker-dealer or bank to pay for the underlying securities at the time the put is exercised. In the event that a broker-dealer should default on its obligation to purchase an underlying security, a Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. Each Fund intends to enter into put transactions solely to maintain portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.
Options and Futures. The Funds may engage in options and futures transactions. Options and futures transactions are intended to enable a Fund to manage market or interest rate risk. The Funds do not use these transactions for speculation or leverage.
       The Funds may attempt to hedge all or a portion of their portfolios through the purchase of both put and call options on their portfolio securities and listed put options on financial futures contracts for portfolio securities. The Funds may also write covered call options on their portfolio securities to attempt to increase their current income. The Funds will maintain their positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series.
       The Funds may write (i.e., sell) covered call and put options. By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. The Funds also may write straddles (combinations of covered puts and calls on the same underlying security). The Funds may only write "covered" options. This means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills. A Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.
       The principal reason for writing call or put options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Funds receive a premium from writing a call or put option which they retain whether or not the option is exercised. By writing a call option, the Funds might lose the potential for gain on the underlying security while the option is open, and by writing a put option the Funds might become obligated to purchase the underlying securities for more than their current market price upon exercise.
       A futures contract is a firm commitment by two parties: the seller, who agrees to make delivery of the specific type of instrument called for in the contract ("going short"), and the buyer, who agrees to take delivery of the instrument ("going long") at a certain time in the future. Financial futures contracts call for the delivery of particular debt instruments issued or guaranteed by the U.S. Treasury or by specified agencies or instrumentalities of the U.S. government. If a Fund would enter into financial futures contracts directly to hedge its holdings of fixed income securities, it would enter into contracts to deliver securities at an undetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. A Fund would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.
                                       15

       The Funds may also enter into financial futures contracts and write options on such contracts. The Funds intend to enter into such contracts and related options for hedging purposes. The Funds will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest rates or securities prices. A futures contract on securities is an agreement to buy or sell securities during a designated month at whatever price exists at that time. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Funds do not make payment or deliver securities upon entering into a futures contract. Instead, they put down a margin deposit, which is adjusted to reflect changes in the value of the contract and which remains in effect until the contract is terminated.
       The Funds may sell or purchase other financial futures contracts. When a futures contract is sold by a Fund, the profit on the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, the Funds sell futures contracts in order to offset a possible decline in the profit on their securities. If a futures contract is purchased by a Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines.
       The Funds may enter into closing purchase and sale transactions in order to terminate a futures contract and may buy or sell put and call options for the purpose of closing out their options positions. A Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.
Risk Characteristics of Options and Futures. Although options and futures transactions are intended to enable the Funds to manage market or interest rate risks, these investment devices can be highly volatile, and the Funds' use of them can result in poorer performance (i.e., the Funds' return may be reduced). The Funds' attempt to use such investment devices for hedging purposes may not be successful. Successful futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. When the Funds use financial futures contracts and options on financial futures contracts as hedging devices, there is a risk that the prices of the securities subject to the financial futures contracts and options on financial futures contracts may not correlate perfectly with the prices of the securities in the Funds' portfolios. This may cause the financial futures contracts and any related options to react to market changes differently than the portfolio securities. In addition, the Funds' investment adviser could be incorrect in its expectations and forecasts about the direction or extent of market factors, such as interest rates, securities price movements, and other economic factors. Even if the Funds' investment adviser correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of a Fund's futures position did not correspond to changes in the value of its investments. In these events, the Fund may lose money on the financial futures contracts or the options on financial futures contracts. It is not certain that a secondary market for positions in financial futures contracts or for options on financial futures contracts will exist at all times. Although the Funds' investment adviser will consider liquidity before entering into financial futures contracts or options on financial futures contracts transactions, there is no assurance that a liquid secondary market on an exchange will exist for any particular financial futures contract or option on a financial futures contract at any particular time. The Funds' ability to establish and close out financial futures contracts and options on financial futures contract positions depends on this secondary market. If a Fund is unable to close out its position due to disruptions in the market or lack of liquidity, the Fund may lose money on the futures contract or option, and the losses to the Fund could be significant.
Derivatives. Derivatives are financial contracts whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an index or an interest rate.
       The Funds may invest in derivatives only if the expected risks and rewards are consistent with their objectives and policies.
       Losses from derivatives can sometimes be substantial. This is true partly because small price movements in the underlying asset can result in immediate and substantial gains or losses in the value of the derivative. Derivatives can also cause a Fund to lose money if the Fund fails to correctly predict the direction in which the underlying asset or economic factor will move.
                                       16

--------------------------------------------------------------------------------
                       ORGANIZATION AND SERVICE PR0VIDERS
--------------------------------------------------------------------------------
ORGANIZATION
Fund Structure. Each Fund is an investment pool, which invests shareholders' money towards a specified goal. In technical terms, each Fund is a non-diversified series of an open-end, management investment company, called Evergreen Municipal Trust (the "Trust"). The Trust is a Delaware business trust organized on September 17, 1997.
Board of Trustees. The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Funds' activities, reviewing, among other things, each Fund's performance and its contractual arrangements with various service providers.
Shareholder Rights. All shareholders participate equally in dividends and distributions from each Fund's assets and have equal liquidation and other rights. Shareholders may exchange shares as described under "Exchanges," but will have no other preference, conversion, exchange or preemptive rights. When issued and paid for, shares will be fully paid and nonassessable. Shares of the Funds are redeemable, transferable and freely assignable as collateral. The Funds may establish additional classes or series of shares.
       The Funds do not hold annual shareholder meetings; a Fund may, however, hold special meetings for such purposes as electing or removing Trustees, changing fundamental policies and approving investment advisory agreements or 12b-1 plans. In addition, a Fund is prepared to assist shareholders in communicating with one another for the purpose of convening a meeting to elect trustees. If any matters are to be voted on by shareholders, each share owned as of the record date for the meeting would be entitled to one vote for each dollar of net asset value applicable to each share.
SERVICE PROVIDERS
Investment Adviser. The investment adviser to EVERGREEN CALIFORNIA TAX FREE FUND, EVERGREEN MASSACHUSETTS TAX FREE FUND, EVERGREEN MISSOURI TAX FREE FUND, EVERGREEN NEW YORK TAX FREE FUND and EVERGREEN PENNSYLVANIA TAX FREE FUND is Keystone Investment Management Company ("Keystone"), a subsidiary of First Union National Bank ("FUNB") which is a subsidiary of First Union Corporation ("First Union"). Keystone has provided investment advisory and management services to investment companies and private accounts since 1932. Keystone is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. First Union and FUNB are located at 201 South College Street, Charlotte, North Carolina 28288-0630. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the U.S.
       The investment adviser to EVERGREEN CONNECTICUT MUNICIPAL BOND FUND and EVERGREEN NEW JERSEY TAX FREE INCOME FUND is the Capital Management Group ("CMG") of FUNB.
       See "Expense Information" and "Financial Highlights" for the percentage of average net assets each Fund, other than EVERGREEN CONNECTICUT MUNICIPAL BOND FUND, paid to its investment adviser during the fiscal year or period ended March 31, 1997. EVERGREEN CONNECTICUT MUNICIPAL BOND FUND pays CMG an annual fee for its services equal to 0.60% of average daily net assets. CMG has voluntarily agreed to reduce or waive a portion of its fee equal to 0.10%, resulting in a net advisory fee of 0.50%. CMG may change or stop this waiver at any time.
       The total expenses as a percentage of average daily net assets on an annual basis of the Funds for the fiscal year or period ended March 31, 1997, are set forth in the section entitled "Financial Highlights." Such expenses reflect all voluntary advisory fee waivers and expense reimbursements which may be revised or terminated at any time.
Portfolio Managers. George J. Kimball is responsible for the day-to-day management of EVERGREEN CALIFORNIA TAX FREE FUND, EVERGREEN MASSACHUSETTS TAX FREE FUND, EVERGREEN MISSOURI TAX FREE FUND and EVERGREEN NEW YORK TAX FREE FUND. Mr. Kimball has been employed by Keystone or one of its affiliates since 1991, and was an Analyst prior to becoming a Vice President and Portfolio Manager. He has more than 10 years of investment experience.
       Betsy A. Hutchings, a Keystone Senior Vice President and Group Leader of Keystone's Municipal Bond Team, is the portfolio manager of EVERGREEN PENNSYLVANIA TAX FREE FUND. Ms. Hutchings joined Keystone in 1988, and has more than 15 years of investment experience.
                                       17

       Jocelyn Turner is portfolio manager of EVERGREEN CONNECTICUT MUNICIPAL BOND FUND and EVERGREEN NEW JERSEY TAX FREE INCOME FUND. Ms. Turner has been Vice President of Tax Exempt Fixed Income since she joined First Union (then First Fidelity Bank) in November 1992. Before that time, Ms. Turner was a municipal bond fund portfolio manager and Vice President of Tax Exempt Fixed Income at One Federal Asset Management, Boston, MA.
Transfer Agent and Dividend Disbursing Agent. Evergreen Service Company ("ESC"), 200 Berkeley Street, Boston, Massachusetts 02116, acts as the Funds' transfer agent and dividend disbursing agent. ESC is an indirect, wholly-owned subsidiary of First Union.
Custodian. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 acts as the Funds' custodian.
Principal Underwriter. Evergreen Distributor, Inc. ("EDI"), a subsidiary of The BISYS Group, Inc., located at 125 West 55th Street, New York, New York 10019, is the principal underwriter of the Funds.
Administrator. Evergreen Investment Services, Inc. ("EIS") serves as administrator to EVERGREEN CONNECTICUT MUNICIPAL BOND FUND and EVERGREEN NEW JERSEY TAX FREE INCOME FUND. As administrator, and subject to the supervision and control of the Trust's Board of Trustees, EIS provides the Funds with facilities, equipment and personnel. For its services as administrator, EIS is entitled to receive a fee based on the aggregate average daily net assets of the Funds at a rate based on the total assets of all mutual funds advised by First Union subsidiaries. The administration fee is calculated in accordance with the following schedule.

Administration Fee
-------------------
      0.050%                                      on the first $7 billion
      0.035%                                       on the next $3 billion
      0.030%                                       on the next $5 billion
      0.020%                                      on the next $10 billion
      0.015%                                       on the next $5 billion
      0.010%                                 on assets in excess of $30 billion

DISTRIBUTION PLANS AND AGREEMENTS
Distribution Plans. Each Fund's Class A, Class B and, where applicable, Class C shares pay for the expenses associated with the distribution of such shares according to distribution plans adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") (each a "Plan" or collectively the "Plans"). Under the Plans, each Fund may incur distribution-related and shareholder servicing-related expenses which are based upon a maximum annual rate as a percent of each Funds' average daily net assets attributable to a class, as follows:

                             Class A shares           0.75% (currently limited to 0.25%)
                             Class B shares           1.00%
                             Class C shares           1.00%

       Of the amount that each class may pay under its respective Plan, up to 0.25% may constitute a service fee to be used to compensate organizations, which may include a Fund's investment adviser or its affiliates, for personal services rendered to shareholders and/or the maintenance of shareholder accounts. The Funds may not pay any distribution or service fees during any fiscal period in excess of the amounts set forth above. Amounts paid under the Distribution Plans are used to compensate the Funds' distributor pursuant to Distribution Agreements entered into by each Fund.
Distribution Agreements. Each Fund has also entered into distribution agreements (each a "Distribution Agreement" or collectively the "Distribution Agreements") with EDI. Pursuant to the Distribution Agreements, each Fund will compensate EDI for its services as distributor based upon the maximum annual rate as a percentage of a Fund's average daily net assets attributable to the class, as follows:

Class A shares            0.25%
Class B shares            1.00%
Class C shares            1.00%

       The Distribution Agreements provide that EDI will use the distribution fee received from each Fund for payments (1) to compensate broker-dealers or other persons for distributing shares of a Fund, including interest and principal payments made in respect of amounts paid to broker-dealers or other persons that have been financed (EDI may assign its rights to receive compensation under the Plans to secure such financings), (2) to
                                       18
otherwise promote the sale of shares of a Fund, and (3) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to a Fund's shareholders. FUNB or its affiliates may finance the payments made by EDI to compensate broker-dealers or other persons for distributing shares of a Fund.
       In the event a Fund acquires the assets of other mutuals funds, compensation paid to EDI under the Distribution Agreements may be paid by EDI to the distributors of the acquired funds or their predecessors.
       Since EDI's compensation under the Distribution Agreements is not directly tied to the expenses incurred by EDI, the amount of compensation received by EDI under the Distribution Agreements during any year may be more or less than its actual expenses and may result in a profit to EDI. Distribution expenses incurred by EDI in one fiscal year that exceed the level of compensation paid to EDI for that year may be paid from distribution fees received from a Fund in subsequent fiscal years.
--------------------------------------------------------------------------------
                       PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------
HOW TO BUY SHARES
       You may purchase shares of the Funds through broker-dealers, banks or other financial intermediaries, or directly through EDI. In addition, you may purchase shares of a Fund by mailing to the Fund, c/o ESC, P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed application and a check payable to the Fund. You may also telephone 1-800-343-2898 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed application. Subsequent investments in any amount may be made by check, by wiring federal funds, by direct deposit or by an electronic funds transfer.
       The minimum initial investment is $1,000, which may be waived in certain situations. There is no minimum amount for subsequent investments. Investments of $25 or more are allowed under the Systematic Investment Plan. See the application for more information.
Class A Shares_--_Front-End Sales Charge Alternative. You may purchase Class A shares at net asset value plus an initial sales charge on purchases under $1,000,000. You may purchase $1,000,000 or more of Class A shares without a front-end sales charge; however, a contingent deferred sales charge ("CDSC") equal to the lesser of 1% of the purchase price or the redemption value will be imposed on shares redeemed during the month of purchase and the 12-month period following the month of purchase. The schedule of charges for Class A shares is as follows:
                              Initial Sales Charge

                                    as a % of the Net    as a % of the     Commission to Dealer/Agent
       Amount of Purchase            Amount Invested     Offering Price     as a % of Offering Price
Less than   $   50,000                     4.99%               4.75%                   4.25%
$   50,000 - $   99,000                    4.71%               4.50%                   4.25%
$ 100,000 - $ 249,999                      3.90%               3.75%                   3.25%
$ 250,000 - $ 499,999                      2.56%               2.50%                   2.00%
$ 500,000 - $ 999,999                      2.04%               2.00%                   1.75%

       No front-end sales charges are imposed on Class A shares purchased by (a) institutional investors, which may include bank trust departments and registered investment advisers; (b) investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with a Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; (f) current and retired employees of FUNB and its affiliates, EDI and
                                       19
any broker-dealer with whom EDI has entered into an agreement to sell shares of the Funds, and members of the immediate families of such employees; (g) and upon the initial purchase of an Evergreen fund by investors reinvesting the proceeds from a redemption within the preceding 30 days of shares of other mutual funds, provided such shares were initially purchased with a front-end sales charge or subject to a CDSC. Certain broker-dealers or other financial institutions may impose a fee on transactions in shares of the Funds.
       Class A shares may also be purchased at net asset value by corporate or certain other qualified retirement plans or a non-qualified deferred compensation plan or a Title I tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees, or a TSA plan sponsored by a public education entity having 5,000 or more eligible employees.
       In connection with sales made to plans of the type described in the preceding sentence, EDI will pay broker-dealers and others concessions at the rate of 0.50% of the net asset value of the shares purchased. These payments are subject to reclaim in the event the shares are redeemed within 12 months after purchase.
       When Class A shares are sold, EDI will normally retain a portion of the applicable sales charge and pay the balance to the broker-dealer or other financial intermediary through whom the sale was made. EDI may also pay fees to banks from sales charges for services performed on behalf of the customers of such banks in connection with the purchase of shares of a Fund. In addition to compensation paid at the time of sale, entities whose clients have purchased Class A shares may receive a trailing commission equal to 0.25% of the average daily net asset value on an annual basis of Class A shares held by their clients. Certain purchases of Class A shares may qualify for reduced sales charges in accordance with a Fund's Concurrent Purchases, Rights of Accumulation, Letters of Intent, certain Retirement Plans and Reinstatement Privilege. Consult the application for additional information concerning these reduced sales charges.
Class B Shares_--_Deferred Sales Charge Alternative. You may purchase Class B shares at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within six years after the month of purchase. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the month of purchase of Class B shares as set forth below.

                                                                                                                       CDSC
REDEMPTION TIMING                                                                                                    IMPOSED
------------------------------------------------------------------------------------------------------------------   --------
Month of purchase and the first twelve-month period following the month of purchase...............................    5.00%
Second twelve-month period following the month of purchase........................................................    4.00%
Third twelve-month period following the month of purchase.........................................................    3.00%
Fourth twelve-month period following the month of purchase........................................................    3.00%
Fifth twelve-month period following the month of purchase.........................................................    2.00%
Sixth twelve-month period following the month of purchase.........................................................    1.00%
No CDSC is imposed on amounts redeemed thereafter.

       The CDSC is deducted from the amount of the redemption and is paid to EDI. In the event a Fund acquires the assets of other mutual funds, the CDSC may be paid by EDI to the distributors of the acquired funds. Class B shares are subject to higher distribution and/or shareholder service fees than Class A shares for a period of seven years after the month of purchase (after which it is expected that they will convert to Class A shares without imposition of a front-end sales charge). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. The Funds will not normally accept any purchase of Class B shares in the amount of $250,000 or more.
       At the end of the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution services fee imposed on Class B shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution service fee paid by holders of Class B shares that have been outstanding long enough for the Distributor to have been compensated for the expenses associated with the sale of such shares. Class C Shares_--_Level-Load Alternative. (EVERGREEN CALIFORNIA TAX FREE FUND, EVERGREEN MASSACHUSETTS TAX FREE FUND, EVERGREEN MISSOURI TAX FREE FUND, EVERGREEN NEW YORK TAX FREE FUND and EVERGREEN
                                       20

PENNSYLVANIA TAX FREE FUND only). Class C shares are only offered through broker-dealers who have special distribution agreements with EDI. You may purchase Class C shares at net asset value without any initial sales charge and, therefore, the full amount of your investment will be used to purchase Fund shares. However, you will pay a 1.00% CDSC if you redeem shares during the month of purchase and the 12-month period following the month of purchase. No CDSC is imposed on amounts redeemed thereafter. Class C shares incur higher distribution and/or shareholder service fees than Class A shares but, unlike Class B shares, do not convert to any other class of shares of the Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. The Fund will not normally accept any purchase of Class C shares in the amount of $500,000 or more. No CDSC will be imposed on Class C shares purchased by institutional investors, and through employee benefit and savings plans eligible for the exemption from front-end sales charges described under "Class A Shares -- Front-End Sales Charge Alternative" above. Broker-dealers and other financial intermediaries whose clients have purchased Class C shares may receive a trailing commission equal to 0.75% of the average daily net asset value of such shares on an annual basis held by their clients more than one year from the date of purchase. Trailing commissions will commence immediately with respect to shares eligible for exemption from the CDSC normally applicable to Class C shares.
Contingent Deferred Sales Charge. Certain shares with respect to which a Fund did not pay a commission on issuance, including shares obtained from dividend or distribution reinvestment, are not subject to a CDSC. Any CDSC imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of: (1) the net asset value of the shares redeemed or (2) the net asset value at the time of purchase of such shares.
       No CDSC is imposed on a redemption of shares of a Fund in the event of:
(1) death or disability of the shareholder; (2) a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old; (4) involuntary redemptions of accounts having an aggregate net asset value of less than $1,000; (5) automatic withdrawals under the Systematic Withdrawal Plan of up to 1.00% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.
       The Funds may also sell Class A, Class B or, where applicable, Class C shares at net asset value without any initial sales charge or CDSC to certain Directors, Trustees, officers and employees of the Funds, Keystone, FUNB, Evergreen Asset Management Corp. ("Evergreen Asset"), EDI and certain of their affiliates, and to members of the immediate families of such persons, to registered representatives of firms with dealer agreements with EDI, and to a bank or trust company acting as a trustee for a single account.
How the Funds Value Their Shares. The net asset value of each class of shares of a Fund is calculated by dividing the value of the amount of the Fund's net assets attributable to that class by the outstanding shares of that class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. eastern time). The Exchange is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The securities in a Fund are valued at their current market values determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Trustees believe would accurately reflect fair value.
General. The decision as to which class of shares is more beneficial to you depends on the amount of your investment and the length of time you will hold it. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares since 100% of your purchase is invested immediately and since such shares will convert to Class A shares, which incur lower ongoing distribution and/or shareholder service fees, after seven years. If you are unsure of the time period of your investment, you might consider Class C shares since there are no initial sales charges and, although there is no conversion feature, the CDSC only applies to redemptions made during the first year after the month of purchase. Consult your financial intermediary for further information. The compensation received by broker-dealers and agents may differ depending on whether they sell Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares.
                                       21

       In addition to the discount or commission paid to broker-dealers, EDI may from time to time pay to broker-dealers additional cash or other incentives that are conditioned upon the sale of a specified minimum dollar amount of shares of a Fund and/or other Evergreen funds. Such incentives will take the form of payment for attendance at seminars, lunches, dinners, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a broker-dealer and their immediate family members to urban or resort locations within or outside the U.S. Such a dealer may elect to receive cash incentives of equivalent amount in lieu of such payments. EDI may also limit the availability of such incentives to certain specified dealers. EDI from time to time sponsors promotions involving First Union Brokerage Services, Inc., an affiliate of each Fund's investment adviser, and select broker-dealers, pursuant to which incentives are paid, including gift certificates and payments in amounts up to 1% of the dollar amount of shares of a Fund sold. Awards may also be made based on the opening of a minimum number of accounts. Such promotions are not being made available to all broker-dealers. Certain broker-dealers may also receive payments from EDI or a Fund's investment adviser over and above the usual trail commissions or shareholder servicing payments applicable to a given class of shares.
Additional Purchase Information. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss a Fund or a Fund's investment adviser incurs. If such investor is an existing shareholder, a Fund may redeem shares from an investor's account to reimburse the Fund or its investment adviser for any loss. In addition, such investors may be prohibited or restricted from making further purchases in any of the Evergreen funds. A Fund will not accept third party checks other than those payable directly to a shareholder whose account has been in existence at least 30 days.
HOW TO REDEEM SHARES
       You may redeem (i.e., sell) your shares in a Fund to the Fund for cash at the net redemption value on any day the Exchange is open, either directly by writing to the Fund, c/o ESC, or through your financial intermediary. The amount you will receive is the net asset value adjusted for fractions of a cent (less any applicable CDSC) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, the Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to 15 days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled.
Redeeming Shares Through Your Financial Intermediary. A Fund must receive instructions from your financial intermediary before 4:00 p.m. (eastern time) for you to receive that day's net asset value (less any applicable CDSC). Your financial intermediary is responsible for furnishing all necessary documentation to the Fund and may charge you for this service. Certain financial intermediaries may require that you give instructions earlier than 4:00 p.m. (eastern time).
Redeeming Shares Directly by Mail or Telephone. Send a signed letter of instruction or stock power form to a Fund, c/o ESC; the registrar, transfer agent and dividend-disbursing agent for the Funds. Stock power forms are available from your financial intermediary, ESC, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $50,000. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less when the account address of record has been the same for a minimum period of 30 days. The Funds and ESC reserve the right to withdraw this waiver at any time. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable under the Securities Exchange Act of 1934 and ESC's policies.
       Shareholders may redeem amounts of $1,000 or more (up to $50,000) from their accounts by calling the telephone number on the front page of this prospectus between the hours of 8:00 a.m. and 6:00 p.m. (eastern time) each business day (i.e., any weekday exclusive of days on which the Exchange or ESCs offices are closed). Redemption requests received after 4:00 p.m. (eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with a Fund, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. If you cannot reach a Fund by
                                       22
telephone, you should follow the procedures for redeeming by mail or through a broker-dealer as set forth herein. The telephone redemption service is not made available to shareholders automatically. Shareholders wishing to use the telephone redemption service must complete the appropriate sections on the application and choose how the redemption proceeds are to be paid. Redemption proceeds will either (i) be mailed by check to the shareholder at the address in which the account is registered or (ii) be wired to an account with the same registration as the shareholder's account in the Fund at a designated commercial bank.
       In order to insure that instructions received by ESC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specific to your account. At the conclusion of the transaction, you will be given a transaction number confirming your request, and written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days. A Fund reserves the right at any time to terminate, suspend, or change the terms of any redemption method described in this prospectus, except redemption by mail, and to impose fees.
       Except as otherwise noted, the Funds, ESC, and EDI will not assume responsibility for the authenticity of any instructions received by any of them from a shareholder in writing, over the Evergreen Express Line, or by telephone. ESC will employ reasonable procedures to confirm that instructions received over the Evergreen Express Line or by telephone are genuine. The Fund, ESC, and EDI will not be liable when following instructions received over the Evergreen Express Line or by telephone that ESC reasonably believes are genuine.
Evergreen Express Line. The Evergreen Express Line offers you specific fund account information and price and yield quotations as well as the ability to do account transactions, including investments, exchanges and redemptions. You may access the Evergreen Express Line by dialing toll free 1-800-346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.
General. The sale of shares is a taxable transaction for federal income tax purposes. The Funds may temporarily suspend the right to redeem shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists and the Funds cannot dispose of their investments or fairly determine their value; or (4) the SEC so orders. The Funds reserve the right to close an account that through redemption has fallen below $1,000 and has remained so for 30 days. Shareholders will receive 60 days' written notice to increase the account value to at least $1,000 before the account is closed. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Funds are obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund's total net assets, during any 90 day period for any one shareholder.
EXCHANGE PRIVILEGE
How to Exchange Shares. You may exchange some or all of your shares for shares of the same class in the other Evergreen funds through your financial intermediary, by calling or writing to ESC or by using the Evergreen Express Line as described above. If the shares being tendered for exchange are still subject to a CDSC or are eligible for conversion in a specified time, such remaining charge or remaining time will carry over to the shares being acquired in the exchange transaction. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges will be made on the basis of the relative net asset values of the shares exchanged next determined after an exchange request is received. An exchange which represents an initial investment in another Evergreen fund is subject to the minimum investment and suitability requirements of the Fund.
       Each of the Evergreen funds has different investment objectives and policies. For complete information, a prospectus of the fund into which an exchange will be made should be read prior to the exchange. An exchange order must comply with the requirement for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. An exchange is treated for federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. Shareholders are limited to five exchanges per calendar year, with a maximum of three per calendar quarter. This exchange privilege may be modified or discontinued at any time by the Fund upon 60 days' notice to shareholders and is only available in states in which shares of the fund being acquired may lawfully be sold.
                                       23

       No CDSC will be imposed in the event shares are exchanged for shares of the same class of other Evergreen funds. If you redeem shares, the CDSC applicable to the Class B shares of the Evergreen fund originally purchased for cash is applied. Also, Class B shares will continue to age following an exchange for the purpose of conversion to Class A shares and for the purpose of determining the amount of the applicable CDSC.
Exchanges Through Your Financial Intermediary. A Fund must receive exchange instructions from your financial intermediary before 4:00 p.m. (eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to the Fund and may charge you for this service.
Exchanges by Telephone and Mail. Exchange requests received by a Fund after 4:00 p.m. (eastern time) will be processed using the net asset value determined at the close of the next business day. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone exchanges. You should follow the procedures outlined below for exchanges by mail if you are unable to reach ESC by telephone. If you wish to use the telephone exchange service you should indicate this on the application. As noted above, the Funds will employ reasonable procedures to confirm that instructions for the redemption or exchange of shares communicated by telephone are genuine. A telephone exchange may be refused by a Fund or ESC if it is believed advisable to do so. Procedures for exchanging Fund shares may be modified or terminated at any time. Written requests for exchanges should follow the same procedures outlined for written redemption requests in the section entitled "How to Redeem Shares", however, no signature guarantee is required.
SHAREHOLDER SERVICES
       The Funds offer the following shareholder services. For more information about these services or your account, contact your financial intermediary, ESC or call the toll-free number on the front page of this prospectus. Some services are described in more detail in the application.
Systematic Investment Plan . Under a Systematic Investment Plan, you may invest as little as $25 per month to purchase shares of a Fund with no minimum initial investment required.
Telephone Investment Plan. You may make investments into an existing account electronically in amounts of not less than $100 or more than $10,000 per investment. Telephone investment requests received by 4:00 p.m. (eastern time) will be credited to a shareholder's account the day the request is received. Systematic Withdrawal Plan. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Systematic Withdrawal Plan by filling out the appropriate part of the application. Under this Plan, you may receive (or designate a third party to receive) a monthly or quarterly fixed-withdrawal payment in a stated amount of at least $75 and may be as much as 1.0% per month or 3.0% per quarter of the total net asset value of the Fund shares in your account when the Plan was opened. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gains distributions reinvested automatically.
Investments Through Employee Benefit and Savings Plans. Certain qualified and non-qualified employee benefit and savings plans may make shares of the Funds and the other Evergreen funds available to their participants. Investments made by such employee benefit plans may be exempt from front-end sales charges if they meet the criteria set forth under "Class A Shares -- Front-End Sales Charge Alternative." Evergreen Asset, Keystone or FUNB may provide compensation to organizations providing administrative and recordkeeping services to plans which make shares of the Evergreen funds available to their participants.
Automatic Reinvestment Plan. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of a Fund at the net asset value per share at the close of business on the record date, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested.
Dollar Cost Averaging. Through dollar cost averaging you can invest a fixed dollar amount each month or each quarter in any Evergreen fund. This results in more shares being purchased when the selected fund's net asset value is relatively low and fewer shares being purchased when the fund's net asset value is relatively high and may result in a lower average cost per share than a less systematic investment approach.
                                       24

       Prior to participating in dollar cost averaging, you must establish an account in an Evergreen fund. You should designate on the application (1) the dollar amount of each monthly or quarterly investment you wish to make and (2) the fund in which the investment is to be made. Thereafter, on the first day of the designated month, an amount equal to the specified monthly or quarterly investment will automatically be redeemed from your initial account and invested in shares of the designated fund.
Two Dimensional Investing. You may elect to have income and capital gains distributions from any class of Evergreen fund shares you may own automatically invested to purchase the same class of shares of any other Evergreen fund. You may select this service on your application and indicate the Evergreen fund(s) into which distributions are to be invested.
Tax Sheltered Retirement Plans. The Funds have various retirement plans available to eligible investors, including Individual Retirement Accounts
(IRAs); Rollover IRAs; Simplified Employee Pension Plans (SEPs); Salary Incentive Match Plan for Employees (SIMPLEs); Tax Sheltered Annuity Plans; 403(b)(7) Plans; 401(k) Plans; Keogh Plans; Profit-Sharing Plans; Medical Savings Accounts; Pension and Target Benefit and Money Purchase Plans. For details, including fees and application forms, call toll free 1-800-247-4075 or write to ESC.
       Changes to applicable laws and regulations or future judicial or administrative decisions could result in FUNB being prevented from continuing to perform the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of the Funds by their customers. If FUNB were prevented from continuing to provide the services called for under the investment advisory agreement, it is expected that the Trustees would identify, and call upon the Funds' shareholders to approve, a new investment adviser. If this were to occur, it is not anticipated that the shareholders of the Funds would suffer any adverse financial consequences. BANKING LAWS
       The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Funds. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. FUNB is subject to and in compliance with the aforementioned laws and regulations.
       Changes to applicable laws and regulations or future judicial or administrative decisions could result in FUNB being prevented from continuing to perform the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of the Funds by their customers. If FUNB were prevented from continuing to provide the services called for under the investment advisory agreement, it is expected that the Trustees would identify, and call upon the Funds' shareholders to approve, a new investment adviser. If this were to occur, it is not anticipated that the shareholders of the Funds would suffer any adverse financial consequences.
--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
       Income dividends will be declared daily and paid monthly. Distributions of any net realized gains of the Funds will be made at least annually. Shareholders will begin to earn dividends on the first business day after shares are purchased unless shares were not paid for, in which case dividends are not earned until the next business day after payment is received. The Funds, with the exception of the EVERGREEN CONNECTICUT MUNICIPAL BOND FUND, have qualified, and the EVERGREEN CONNECTICUT MUNICIPAL BOND FUND intends to qualify to be treated as a regulated investment company under the Code. While so qualified, so long as a Fund distributes all of its investment company taxable income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes. A 4% nondeductible excise tax will be imposed on a Fund if it
                                       25
does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.
       Because Class A shares bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B and Class C shares bear such expenses through a higher annual distribution fee, expenses attributable to Class B shares and Class C shares will generally be higher than those of Class A shares, and income distributions paid by a Fund with respect to Class B and Class C shares.
       Account statements and/or checks, as appropriate, will be mailed within seven days after a Fund pays a distribution. Unless the Fund receives instructions to the contrary before the record or payable date, as the case may be, it will assume that a shareholder wishes to receive that distribution and future capital gains and income distributions in shares. Instructions continue in effect until changed in writing.
       The Funds will designate and pay exempt-interest dividends derived from interest earned on qualifying tax-exempt obligations. Such exempt-interest dividends may be excluded by shareholders of a Fund from their gross income for federal income tax purposes, however (1) all or a portion of such exempt-interest dividends may be a specific preference item for purposes of the federal individual and corporate alternative minimum taxes to the extent that they are derived from certain types of private activity bonds issued after August 7, 1986, and (2) all exempt-interest dividends will be a component of the "adjusted current earnings" for purposes of the federal corporate alternative minimum tax.
       Dividends paid from taxable income, if any, and distributions of any net realized short-term capital gains (whether from tax-exempt or taxable obligations) are taxable as ordinary dividend income and capital gain dividends are taxable as net long-term capital gains, even though received in additional shares of the Fund, and regardless of the investors holding period relating to the shares with respect to which such gains are distributed. Market discount recognized on taxable and tax-exempt bonds is taxable as ordinary income, not as excludable income. Under current law, net long-term capital gains realized by an individual on assets held for more than 18 months will generally be taxed at a maximum rate of 20%. Net long-term capital gains realized by an individual on assets held for more than 12 months and 18 months or less will generally be taxed at a maximum rate of 28%. The rate applicable to corporations is 35%.
       Since each Fund's gross income is ordinarily expected to be tax-exempt interest income, it is not expected that the 70% dividends-received deduction for corporations will be applicable. Specific questions should be addressed to the investor's own tax adviser.
       Each Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions (if any) and redemptions) paid to certain shareholders. In order to avoid this backup withholding requirement, each investor must certify on the application, or on a separate form supplied by the Funds' transfer agent, that the investor's social security or taxpayer identification number is correct and that the investor is not currently subject to backup withholding or is exempt from backup withholding.
       A shareholder who acquires Class A shares of a Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain and loss realized upon a sale or exchange of shares of the Fund.
       Statements describing the tax status of shareholders' dividends and distributions will be mailed annually by the Funds. These statements will set forth the amount of income exempt from federal and if applicable, state taxation, and the amount, if any, subject to federal and state taxation. Moreover, to the extent necessary, these statements will indicate the amount of exempt-interest dividends which are a specific preference item for purposes of the federal individual and corporate alternative minimum taxes. The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax law of any state or local taxing authority. Investors should consult their own tax advisers about the status of distributions from the Funds in their states and localities. Each Fund notifies shareholders annually as to the interest exempt from federal taxes earned by the Fund.
                                       26

GENERAL INFORMATION
Portfolio Turnover. The portfolio turnover rates for each Fund are set forth under "Financial Highlights." The estimated annual portfolio turnover rate for EVERGREEN CONNECTICUT MUNICIPAL BOND FUND is not expected to exceed 100%. Portfolio Transactions. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of broker-dealers to enter into portfolio transactions with the Fund.
Other Classes of Shares. The Funds currently offer four classes of shares, Class A and Class B, and Class C and Class Y, where applicable, and may in the future offer additional classes. Class Y shares are not offered by this prospectus and are only available to (i) persons who at or prior to December 31, 1994, owned shares in a mutual fund advised by Evergreen Asset, (ii) certain institutional investors and (iii) investment advisory clients of FUNB or their affiliates. The dividends payable with respect to Class A, Class B and Class C shares will be less than those payable with respect to Class Y shares due to the distribution and distribution related expenses borne by Class A, Class B and Class C shares and the fact that such expenses are not borne by Class Y shares. Investors should telephone (800) 343-2898 to obtain more information on other classes of shares.
Performance Information. From time to time, a Fund may quote its "total return" or "yield" for specified periods in advertisements, reports, or other communications to shareholders. Total return and yield are computed separately for each class of shares. Performance data for one or more classes may be included in any advertisement or sales literature using performance data of a Fund. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases of the Fund's shares are assumed to have been paid.
       Yield is a way of showing the rate of income a Fund earns on its investments as a percentage of the Fund's share price. A Fund's yield is calculated according to accounting methods that are standardized by the SEC for all stock and bond funds. Because yield accounting methods differ from the method used for other accounting purposes, a Fund's yield may not equal its distribution rate, the income paid to your account or the income reported in a Fund's financial statements. To calculate yield, a Fund takes the interest income it earned from its portfolio of investments (as defined by the SEC formula) for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. This yield does not reflect gains or losses from selling securities.
       Total returns are based on the overall dollar or percentage change in the value of a hypothetical investment in a Fund. A Fund's total return shows its overall change in value including changes in share prices and assumes all a Fund's distributions are reinvested. A cumulative total return reflects a Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if a Fund's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in a Fund's return, you should recognize that they are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual total returns into income results and realized and unrealized gain or loss.
       A Fund may also quote tax-equivalent yields, which show the taxable yields an investor would have to earn before taxes to equal the Fund's tax-free yields. A tax-equivalent yield is calculated by dividing a Fund's tax-exempt yield by the result of one minus a stated federal tax rate. If only a portion of a Fund's income was tax-exempt, only that portion is adjusted in the calculation.
       Performance data may be included in any advertisement or sales literature of a Fund. These advertisements may quote performance rankings or ratings of the Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare the Fund's performance to various indices. A Fund may also advertise in items of sales literature an "actual distribution rate" which is
                                       27
computed by dividing the total ordinary income distributed (which may include the excess of short-term capital gains over losses) to shareholders for the latest 12-month period by the maximum public offering price per share on the last day of the period. Investors should be aware that past performance may not be indicative of future results.
       In marketing the Funds' shares, information may be provided that is designed to help individuals understand their investment goals and explore various financial strategies. Such information may include publications describing general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; a questionnaire designed to help create a personal financial profile; and an action plan offering investment alternatives. The information provided to investors may also include discussions of other Evergreen funds, products, and services, which may include: retirement investing; brokerage products and services; the effects of periodic investment plans and dollar cost averaging; saving for college; and charitable giving. In addition, the information provided to investors may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques. The materials may also reprint, and use as advertising and sales literature, articles from EVERGREEN EVENTS, a quarterly magazine provided to Evergreen fund shareholders.
Additional Information. This prospectus and the SAI, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.
                                       28

                                                                      APPENDIX A
--------------------------------------------------------------------------------
                       EVERGREEN CALIFORNIA TAX FREE FUND
--------------------------------------------------------------------------------
DESCRIPTION OF STATE AND LOCAL TAX TREATMENT
       Dividends paid by the California Fund that are derived from interest on debt obligations that is exempt from California personal income tax will not be subject to California personal income tax when received by the California Fund's shareholders assuming that the California Fund qualifies as a RIC for federal income tax purposes. The pass through of exempt-interest dividends is allowed only if the California Fund meets its federal and California requirements that at least 50% of its total assets are invested in such exempt obligations at the end of each quarter of its fiscal year. Distributions to individual shareholders derived from interest on state or municipal obligations issued by governmental authorities in states other than California, short term capital gains and other taxable income will be taxed as dividends for purposes of California personal income taxation. The Fund's long term capital gains distributed to shareholders will be taxed as long term capital gains to individual shareholders of the California Fund for purposes of California personal income taxation. Present California law taxes both long term and short term capital gains at the rates applicable to ordinary income. Generally, for corporate taxpayers subject to the California franchise tax, all distributions will be fully taxable.
RISKS FACTORS AFFECTING CALIFORNIA
       Through popular initiative and legislative activity, the ability of the State and its local governments to raise money through property taxes and other taxes, fees or charges and to increase spending has been the subject of considerable debate and change in recent years. Various state Constitutional amendments, for example, have been adopted that have the effect of limiting increases in property taxes and other taxes, fees or charges and spending, while legislation has sometimes added to these limitations and has at other times sought to reduce their impact. It can be expected that similar types of State legislation or Constitutional proposals will continue to be introduced. To date, these developments do not appear to have severely decreased the ability of the State and local governments to pay principal and interest on their obligations. Because of the uncertain impact of the aforementioned efforts and legislation, the possible inconsistencies in the terms of existing statutes, and the impossibility of predicting the level of future appropriations and applicability of related statutes to such questions, it is not currently possible to predict the results of such legislation and policies on the long term ability of State and municipal issuers to pay principal and interest on their obligations.
       California's economy is large and diverse, accounting for over 12% of national personal income. Growth was rapid in the 1980s and is expected to continue, although more moderately. California's economy is one of the largest in the world and the State ranks number one among the fifty states in manufacturing, foreign trade, agriculture, construction and tourism. Through the 1980s, the rate of state population growth was more than twice that for the nation, but it has slowed since 1990.
       California suffered a severe economic recession between 1990-1993, largely as a result of deep federal defense budget cuts, which resulted in broad-based revenue shortfalls for the State and many local governments. Southern California was particularly hard-hit. California's fiscal condition has improved as its economy has been in a sustained recovery since 1994, which is expected to continue. During the recession, the State substantially reduced local assistance, and further reductions could adversely affect the financial condition of cities, counties and other government agencies facing constraints in their own revenue collections.
                                      A-1

--------------------------------------------------------------------------------
                      EVERGREEN CONNECTICUT TAX FREE FUND
--------------------------------------------------------------------------------
DESCRIPTION OF STATE AND LOCAL TREATMENT
       Exempt-interest dividends paid by a Fund, to the extent such dividends are exempt from federal income tax and are derived from interest payments on municipal securities of the State of Connecticut and its political subdivisions, instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law, are not subject to the Connecticut income tax on individuals, trusts and estates. Long-term capital gain dividends are also not subject to the Connecticut income tax to the extent derived from securities issued by such entities. Ordinary income dividends are subject to the Connecticut income tax. Distributions from the Fund to shareholders subject to the Connecticut corporation business tax are included in gross income for purposes of the corporation business tax, but a dividends received deduction may be available for a portion thereof except to the extent such distributions constitute exempt-interest dividends or capital gain dividends for federal income tax purposes.
SPECIAL FACTORS AFFECTING THE CONNECTICUT FUND
Because it invests primarily in State of Connecticut municipal securities, the performance of the Fund is in part tied to state-wide, regional and local conditions within the State of Connecticut. Adverse changes to state-wide, regional or local economies may adversely affect the creditworthiness of the State of Connecticut, its municipalities, subdivisions and instrumentalities. Also, some revenue obligations may be issued to finance construction of capital projects of nongovernmental entities. Adverse economic conditions might affect those entities' ability to meet their obligations to the respective governmental authority which in turn might jeopardize the repayment of the principal of, or the interest on, the revenue obligations.
       Until recently, the State of Connecticut's economic performance had significantly declined and the State had experienced general fund budget deficits for several consecutive years. In 1991, the State imposed an income tax on individuals, trusts and estates. For each fiscal year since fiscal 1991-92, the General Fund has operated at a surplus. The State's income tax generates approximately 28% of the State's total revenues. Future changes in the level of economic activity in Connecticut may affect State income tax collections and General Fund operations.
       In November 1992, State electors approved an amendment to the State Constitution providing that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year. This amendment also provides for a cap on budget expenditures. The adopted budget for fiscal 1996-97 anticipated General Fund revenues of $9,049.7 million and General Fund expenditures of $9,049.4 million resulting in a projected surplus of $0.3 million. The Comptroller's monthly report for the period ending June 30, 1997, indicated a projected General Fund surplus for fiscal 1996-97 of $255.3 million.
       An expanded discussion of the risks associated with the purchase of securities issued by the State of Connecticut is contained in the SAI.
                                      A-2

--------------------------------------------------------------------------------
                     EVERGREEN MASSACHUSETTS TAX FREE FUND
--------------------------------------------------------------------------------
DESCRIPTION OF STATE AND LOCAL TAX TREATMENT
       Under Massachusetts law, individual shareholders of the Massachusetts Fund who are subject to Massachusetts personal income tax will not be subject to Massachusetts personal income tax on dividends paid by the Massachusetts Fund to the extent such dividends are exempt from federal income tax and are derived from interest payments on Massachusetts municipal securities. Long term capital gains distributions are taxable as long term capital gains, except that such distributions derived from the sale of certain Massachusetts obligations are exempt from Massachusetts personal income tax. These obligations, which are few in number, are those issued pursuant to legislation that specifically exempts gain on their sale from Massachusetts income taxation. Dividends and other distributions are not exempt from Massachusetts corporate excise tax.
SPECIAL FACTORS AFFECTING THE MASSACHUSETTS FUND
       Because it invests primarily in Massachusetts municipal securities, the Massachusetts Fund may be affected by any political, economic, regulatory, legal or other developments that constrain the taxing, spending, and revenue collection authority of issuers of Massachusetts municipal securities or otherwise affect the ability of such issuers to pay interest or repay principal or any premium. Several statutes limit the taxing authority of certain Massachusetts governmental entities and may impair the ability of some issuers of Massachusetts municipal securities to maintain debt service on their obligations. Any significant imbalance in revenues and expenditures is likely to affect the bond ratings and credit standing of the public authorities and municipalities within Massachusetts as well as of The Commonwealth itself.
       The Commonwealth of Massachusetts and certain of its cities and towns and public bodies have experienced in the past, and may experience in the future, financial difficulties that may adversely affect their credit standing. The prolonged effects of such financial difficulties could adversely affect the market value of the municipal securities held by the Massachusetts Fund. The information summarized below describes some of the more significant factors that could affect the Massachusetts Fund or the ability of the obligors to pay debt service on certain of the securities. The sources of such information are the official statements of issuers located in The Commonwealth of Massachusetts as well as other publicly available documents, and statements of public officials. The Massachusetts Fund is presently not aware of facts which would render such information inaccurate.
       The Massachusetts economy shifted from labor intensive manufacturing to services, especially in the health services areas. Although The Commonwealth experienced an economic slowdown during the recession of 1990 to 1991, indicators such as retail sales, housing permits, construction and employment levels suggest a strong and continued economic recovery. While total employment declined 10.7% between 1988 and 1992, especially in construction, manufacturing and trade, employment rose by 1.6% and by 2.2% in 1993 and 1994 respectively, when employment levels increased in all sectors except manufacturing. Total employment increased by 2.4% in 1995, and by 1.3% from November 1995 to November 1996. Although job losses continued in manufacturing and finance during 1995, strong gains were registered in services and construction. The November 1996 unemployment rate was 3.9% compared to 5.4% for the nation. In addition, per capita personal income averaged 118% of the national average in 1995.
       The Commonwealth's budgeted expenditures for fiscal 1992 were approximately $13.416 billion, while budgeted revenues and other sources for that year were approximately $13.728 billion, including tax revenues of approximately $9.484 billion. Budgeted expenditures in fiscal 1992 were approximately $300 million higher than July 1991 estimates of budgeted expenditures. The budgeted operating funds ended fiscal 1992 with a combined balance of $549.4 million.
       Budgeted revenues and other sources in fiscal 1993 were approximately $14.710 billion, including tax revenues of approximately $9.930 billion. Budgeted expenditures and other uses in fiscal 1993 were approximately $14.696 billion. Furthermore, total revenues and other sources for fiscal 1993 increased approximately 6.9% from fiscal 1992, while tax revenues increased by 4.7% for the same period. Budgeted expenditures and other uses in fiscal 1993 were approximately 9.6% higher than fiscal 1992 expenditures and other uses. Fiscal 1993 budgeted
                                      A-3
expenditures were $23 million lower than estimated in July 1992. Fiscal 1993 ended with positive fund balances of $562.5 million, including a combined balance of $452.1 million in the stabilization and undesignated general funds.
       In June 1993, new comprehensive education reform legislation was enacted. This legislation required annual increases in expenditures for education purposes above fiscal 1993 base spending of $1.289 billion, estimated at approximately $175 million in fiscal 1994, $396 million in fiscal 1995, $629 million in fiscal 1996, and $881 million in fiscal 1997, with additional annual increases anticipated in later years. The fiscal 1994, 1995, 1996 and 1997 budgets have fully funded the requirements imposed by this legislation.
       The fiscal 1994 budget provided for expenditures and other uses of approximately $15.523 billion, an increase of 5.6% over fiscal 1993 levels. Budgeted revenues and other sources for fiscal 1994 were approximately $15.55 billion. This amount included tax revenues of approximately $10.607 billion, which is 6.8% higher than fiscal 1993 tax revenues. 1994 tax revenues were approximately $87 million below the Department of Revenue's estimate of $10.694 billion. Total revenues and other sources were approximately 5.7% higher than fiscal 1993 levels. Fiscal 1994 ended with a combined balance of approximately $589.3 million in the budgeted operating funds.
       Fiscal 1995 tax revenue collections were approximately $11.163 billion, approximately $12 million above the Department of Revenue's revised fiscal year 1995 tax revenue estimate of $11.151 billion and approximately $556 million, or 5.2%, above fiscal 1994 tax revenues of $10.607 billion. Budgeted revenues and other sources, including non-tax revenues, collected in fiscal 1995 were approximately $16.387 billion, approximately $837 million or 5.4%, above the fiscal 1994 budgeted revenues of $15.55 billion. Budgeted expenditures and other uses of funds in fiscal 1995 were approximately $16.251 billion, approximately $728 million or 4.7%, above fiscal 1994 budgeted expenditures and uses of $15.523 billion. The Commonwealth ended fiscal 1995 with a combined fund balance of $726 million. As calculated by the Comptroller, the amount of surplus funds (as so defined) for fiscal 1995 was approximately $94.9 million, of which $55.9 million was available to be carried forward as a beginning balance for fiscal 1996. Of the balance, approximately $27.9 million was deposited in the Stabilization Fund, and approximately $11.1 million was deposited in the Cost Relief Fund.
       Budgeted revenues and other sources for fiscal 1996 totaled approximately $17.328 billion, including tax revenues of approximately $12.049 billion. From fiscal 1995 to fiscal 1996, budgeted revenues and other sources increased by approximately 5.7%, while tax revenues increased by approximately 7.9% for the same period. The Department of Revenue believes that the strong tax revenue growth in fiscal 1996 was due partly to one-time factors which may not recur in fiscal 1997 and which have been incorporated into the Department's forecast for fiscal 1997 tax revenues. Such factors include the rise in the stock and bond markets in calendar 1995, which may have created unusually large capital gains and corresponding increases in personal income tax payments in fiscal 1996. Budgeted expenditures and other uses in fiscal 1996 were approximately $16.881 billion, an increase of approximately $630.6 million, or 3.9%, over fiscal 1995 budgeted expenditures and other uses of $16.251 billion. The Commonwealth ended the 1996 fiscal year with a combined balance of approximately $1.172 billion in the budgeted operating funds.
       Approximately $177.4 million was transferred to the Stabilization Fund at the end of fiscal 1996, bringing that Fund balance to approximately $625.0 million, which exceeded the amount of $543.3 million that can remain in the Stabilization Fund by law. Under state law, year-end surplus amounts in excess of the amount that can remain in the Stabilization Fund are transferred to the Tax Reduction Fund, to be applied, subject to legislative appropriation, to the reduction of personal income taxes. Of the $177.4 million transferred to the Stabilization Fund in fiscal 1996, $81.7 million was subsequently transferred to the Tax Reduction Fund and the 1996 balance in the Tax Reduction Fund, as calculated by the Comptroller, was approximately $231.7 million. Pursuant to fiscal 1996 supplemental appropriations legislation signed by the Governor on July 30, 1996, approximately $150 million was appropriated from the Tax Reduction Fund for personal income tax reductions in fiscal 1997, to be implemented by a temporary increase in the amount of the personal exemption allowable for the 1996 taxable year. On September 15, 1996 the Governor filed legislation proposing to use the full amount in the Tax Reduction Fund to increase the personal income tax exemption for the 1996 tax year, but this legislation was not enacted in the 1996 legislative session.
       The final fiscal 1996 appropriation bills approved by the Governor on July 30, 1996 and August 10, 1996 contained approximately $246.9 million in fiscal 1996 appropriations, $38.2 million in fiscal 1997 appropriations
                                      A-4
and $221.7 million in fiscal 1996 appropriations continued for use in fiscal 1997. Amounts carried forward from fiscal 1995 and deposited in the Cost Relief Fund were appropriated in these bills for further subsidies to local government units.
       The fiscal 1997 budget, as signed into law by the Governor on June 30, 1996, provides for estimated expenditures and other uses of approximately $17.704 billion, an $823 million, or 4.9%, increase over fiscal 1996 spending. The fiscal 1997 budget includes a spending increase of approximately $254 million to continue funding the comprehensive educational reform legislation enacted in 1993. Budgeted revenues and other sources to be collected in fiscal 1997 are estimated to be approximately $17.394 billion. This amount includes a revised estimate of fiscal 1997 tax revenues of $12.307 billion, which is approximately $257 million, or 2.1%, higher than fiscal 1996 tax revenues, and is $184 million higher than the October 1996 estimate of $12.123 billion. The combined ending fund balances for fiscal year 1997 are estimated at approximately $863 million, which is $309 million below the fiscal 1996 year-end fund balance. Approximately $255 million of the $309 million is attributable to non-recurring factors, the largest of which is the $150 million personal income tax reduction.
       On January 23, 1997, the Governor filed legislation to appropriate the remaining balance of approximately $85 million in the Tax Reduction Fund for an additional temporary personal exemption increase during the 1997 taxable year. As a result, the $85 million in tax cuts initially proposed by the Governor for fiscal 1997 are now estimated to occur in fiscal 1998. Based on preliminary figures, through February 1997, fiscal 1997 tax revenue collections have totaled approximately $7.903 billion, approximately $602 million, or 8.3%, greater than tax revenue collections for the same period in fiscal 1996. Tax revenue collections to date are approximately $227 million above the mid-point of the benchmark range set by the Department of Revenue based on the current fiscal 1997 tax collection estimate of $12.307 billion, and are approximately $155 million above the top of such benchmark range.
       The Governor's fiscal 1998 budget recommendation, which was submitted to the Legislature on January 22, 1997, calls for budgeted expenditures of approximately $18.15 billion or total spending of $18.224 billion, which represents a $520 million, or 2.9%, increase over estimated fiscal 1997 expenditures and other uses of $17.704 billion. Budgeted revenues for fiscal 1998 are estimated at $17.998 billion or total revenues of $18.072 billion, which is a $219 million, or 1.2%, increase over the $17.853 total revenues and other sources forecast for fiscal 1997. The budget recommendation is based on a tax revenue estimate of $12.667 billion, a 2.9% increase over fiscal 1997 projected tax revenues of $12.307 billion. The fiscal 1998 tax revenue estimate incorporates $82 million in personal and business tax cuts proposed by the Governor and includes an $85 million income tax reduction for the taxable year 1997, the second consecutive tax cut of this kind. The Governor's proposal projects a fiscal 1998 ending balance of approximately $711 million, including a Stabilization Fund balance of $585.8 billion, assuming passage of legislation filed on January 23, 1997 which would increase the statutory cap on the Stabilization Fund from 5% of tax revenues (less debt service) to 5% of total budgeted revenues. The budget proposal also recommends an increase of $259 million in local education aid to fund the 1993 education reform legislation.
       The Governor has begun to phase in a plan to provide permanent passenger vehicle registration and lifetime operating licenses. These proposals are not estimated to affect revenues until fiscal 1998, when the elimination of vehicle registration fees is estimated to reduce state revenues by approximately $13.75 million, and by approximately $55 million in fiscal 1999. Lifetime operating licenses are estimated to reduce revenues by approximately $5 million in fiscal 2001 and by $31 million in fiscal 2002.
       On November 28, 1995, the Governor approved a modified version of the legislation he had filed in September to establish a "single sales factor" apportionment formula for the business corporations tax. As finally enacted, the legislation applies the new formula, effective January 1, 1996, to certain federal defense contractors and phases the new formula in over five years to manufacturing firms generally. The Department of Revenue estimates that the new law reduced revenues by $44 million in fiscal 1996 and will reduce revenues by $90 million in fiscal 1997. If the new formula were fully effective for all covered businesses, the Department estimates that the annual revenue reduction would be $100 million to $150 million. On August 8, 1996, the Governor approved legislation changing the apportionment formula for the business corporations tax payable by certain mutual fund service corporations. The legislation changes the computation of the sales factor effective January 1, 1997 and adopts the "single sales factor" formula effective July 1, 1997 with respect to these companies. It also requires the affected corporations to increase their numbers of employees by 5% per year for five years, subject to certain
                                      A-5
exceptions. The Department of Revenue estimates that the changes will reduce revenues by $10 million in fiscal 1997 and by approximately $39 million to $53 million per year beginning in fiscal 1998.
       On January 7, 1997 the Governor filed legislation to abolish county government on July 1, 1998. Most county functions and properties, including jails, houses of correction and courts, would be transferred to the Commonwealth, and all liabilities, debts, leases and contracts of any county would become obligations of the Commonwealth. Under legislation enacted in 1996, Franklin County government will terminate on July 1, 1997 in favor of a regional council of governments. On December 13, 1996 Middlesex County defaulted on a required payment of revenue anticipation notes. The legislature is currently considering legislation that would abolish Middlesex County government on final approval of the legislation and transfer its functions to the Commonwealth. The county's debts and liabilities would be assumed by the Commonwealth.
       The Commonwealth is evaluating the impact upon the Commonwealth of federal welfare reform legislation enacted on August 22, 1996. Current estimates indicate no fiscal 1997 spending impact associated with the federal legislation and an increase of approximately $86 million in federal revenues for the Commonwealth in fiscal 1997.
       In November 1980, voters in The Commonwealth approved a state-wide limitation initiative petition, commonly known as Proposition 2 1/2, to constrain the levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities. Many communities have responded to the limitations of Proposition 2 1/2 through statutorily permitted overrides and exclusions. Override activity peaked in fiscal 1991 and decreased thereafter. In fiscal 1992, 65 communities had successful votes, adding $31.0 million to their levy limits. During fiscal year 1993, 59 communities had successful votes totalling $16.3 million and in fiscal 1994, 48 communities had successful override referenda which added $8.4 million to their levy limits. In fiscal 1995, 32 communities added $8.8 million, and in fiscal 1996, 30 communities added $5.8 million to their levy limits. Although Proposition 2 1/2 will continue to constrain local property tax revenues, significant capacity exists for overrides in nearly all cities and towns.
                                      A-6

--------------------------------------------------------------------------------
                            EVERGREEN MISSOURI FUND
--------------------------------------------------------------------------------
DESCRIPTION OF STATE AND LOCAL TAX TREATMENT
       Dividends paid by the Missouri Fund that qualify as tax exempt dividends under Section 852(b)(5) of the Code will be exempt from Missouri income tax to the extent that such dividends are derived from interest on obligations issued by the State of Missouri or any of its political subdivisions, or interest on obligations of the U.S. and its territories and possessions to the extent exempt from Missouri income taxes under the laws of the U.S.
       Dividends paid by the Missouri Fund, if any, that do not qualify as tax exempt dividends under Section 852(b)(5) of the Code, will be exempt from Missouri income tax only to the extent that such dividends are derived from interest on certain U.S. obligations that the State of Missouri is expressly prohibited from taxing under the laws of the U.S. The portion of such dividends that is not subject to taxation by the State of Missouri may be reduced by interest, or other expenses, in excess of $500 paid or incurred by a shareholder in any taxable year to purchase or carry shares of the Missouri Fund or other investments producing income that is includable in federal gross income, but exempt from Missouri income tax.
       Dividends and distributions derived from the Missouri Fund's other investment income and its capital gains, to the extent includable in federal adjusted gross income, will be subject to Missouri income tax. Dividends and distributions paid by the Missouri Fund, including dividends that are exempt from Missouri income tax as described above, may be subject to state taxes in states other than Missouri or to local taxes. Shares in the Missouri Fund are not subject to Missouri personal property taxes.
SPECIAL FACTORS AFFECTING MISSOURI
       Missouri's economic base is diversified and includes agriculture, commerce, manufacturing, services, trade and mining. The State's proximity to the geographical and population centers of the nation makes the State an attractive location for business and industry. The State has experienced a significant increase in tourism.
       In recent years, Missouri's wealth indicators have grown at a rate below the 1980s. The State's per capita personal income has been growing at a somewhat slower rate than the nation as a whole. Missouri's unemployment levels have equaled or exceeded the national average in recent years. Defense contracts are important to the State's economy and adverse changes in military appropriations could contribute to the continuation of this pattern.
       The State operates from a General Revenue Fund. The General Fund includes funds received from tax revenues and federal grants. The Missouri Constitution imposes a limit on the amount of taxes that may be imposed by the General Assembly during any fiscal year. No assurances can be given that the amount of revenue derived from taxes will remain at its current level or that the amount of federal grants previously provided to the State will continue.
                                      A-7

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                   EVERGREEN NEW JERSEY TAX FREE INCOME FUND
--------------------------------------------------------------------------------
STATE TAX TREATMENT
       For individual shareholders in any year in which the Fund satisfies the requirements for treatment as a "qualified investment fund" under New Jersey law, distributions from the Fund will be exempt from the New Jersey Gross Income Tax to the extent such distributions are attributable to interest or gains from
(i) obligations issued by or on behalf of the State of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation, body corporate and politic or political subdivision of New Jersey or (ii) obligations that are otherwise statutorily exempt from state or local taxation or under the laws of the United States. Any gains realized on the sale or redemption of shares held in a qualified investment fund are also exempt from the New Jersey Gross Income Tax. Corporate shareholders will be subject to a corporate franchise tax on distributions from and on gains from sales of the shares of the Fund.
ECONOMIC FACTORS
       The New Jersey Fund consists of a portfolio of New Jersey bonds. The Trust is therefore susceptible to political, economic or regulatory factors affecting issuers of the New Jersey bonds. The following information provides only a brief summary of some of the complex factors affecting the financial situation in New Jersey (the "State") and is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in New Jersey. No independent verification has been made of any of the following information.
       New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,062 people per square mile, it is the most densely populated of all the states. The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Historically, New Jersey's average per capita income has been well above the national average, and in 1994 the State ranked second among the states in per capita personal income ($27,742).
       The New Jersey Economic Policy Council, a statutory arm of the New Jersey Department of Commerce and Economic Development, has reported in New Jersey Economic Indicators, a monthly publication of the New Jersey Department of Labor, Division of Labor Market and Demographic Research, that in 1988 and 1989 employment in New Jersey's manufacturing sector failed to benefit from the export boom experienced by many Midwest states and the State's service sectors, which had fueled the State's prosperity since 1982, lost momentum. In the meantime, the prolonged fast growth in the State in the mid 1980s resulted in a tight labor market situation, which has led to relatively high wages and housing prices. This means that, while the incomes of New Jersey residents are relatively high, the State's business sector has become more vulnerable to competitive pressures.
       The onset of the national recession (which officially began in July 1990 according to the National Bureau of Economic Research) caused an acceleration of New Jersey's job losses in construction and manufacturing. In addition, the national recession caused an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to an estimated 5.5% in March 1997, which is higher than the national average of 5.2% in March 1997. Economic recovery is likely to be slow and uneven in New Jersey, with unemployment receding at a correspondingly slow pace, due to the fact that some sectors may lag due to continued excess capacity. In addition, employers even in rebounding sectors can be expected to remain cautious about hiring until they become convinced that improved business will be sustained. Also, certain firms will continue to merge or downsize to increase profitability.
       DEBT SERVICE. The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State tax revenues and certain other fees are pledged to meet the principal and interest payments and if provided, redemption premium payments, if any, required to repay the bonds. As of June 30, 1995, there was a total authorized bond indebtedness of approximately $9.48 billion, of which $3.65 billion was issued and outstanding, $4.0 billion was
                                      A-8

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retired (including bonds for which provision for payment has been made through the sale and issuance of refunding bonds) and $1.83 billion was unissued. The appropriation for the debt service obligation on such outstanding indebtedness is $466.3 million for Fiscal Year 1996.
       NEW JERSEY'S BUDGET AND APPROPRIATION SYSTEM. The State operates on a fiscal year beginning July 1 and ending June 30. At the end of Fiscal Year 1989, there was a surplus in the State's general fund (the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made) of $411.2 million. At the end of Fiscal Year 1990, there was a surplus in the general fund of $1 million. At the end of Fiscal Year 1991, there was a surplus in the general fund of $1.4 million. New Jersey closed is Fiscal Year 1992 with a surplus of $760.8 million, Fiscal Year 1993 with a surplus of $937.4 million, Fiscal Year 1994 with a surplus of $926.0 million, and Fiscal Year 1995 with a surplus of $569.2 million. It is estimated that New Jersey closed its Fiscal Year 1996 with a surplus of $607.0 million and Fiscal Year 1997 is estimated to close with a surplus of $275.7 million.
       In order to provide additional revenues to balance future budgets, to redistribute school aid and to contain real property taxes, on June 27, 1990, and July 12, 1990, Governor Florio signed into law legislation which was estimated to raise approximately $2.8 billion in additional taxes (consisting of $1.5 billion in sales and use taxes and $1.3 billion in income taxes), the biggest tax hike in New Jersey history. There can be no assurance that receipts and collections of such taxes will meet such estimates.
       The first part of the tax hike took effect on July 1, 1990, with the increase in the State's sales and use tax rate from 6% to 7% and the elimination of exemptions for certain products and services not previously subject to the tax, such as telephone calls, paper products (which has since been reinstated), soaps and detergents, janitorial services, alcoholic beverages and cigarettes. At the time of enactment, it was projected that these taxes would raise approximately $1.5 billion in additional revenue. Projections and estimates of receipts from sales and use taxes, however, have been subject to variance in recent fiscal years.
       The second part of the tax hike took effect on January 1, 1991, in the form of an increased state income tax on individuals. At the time of enactment it was projected that this increase would raise approximately $1.3 billion in additional income taxes to fund a new school aid formula, a new homestead rebate program and state assumption of welfare and social services costs. Projections and estimates of receipts from income taxes, however, have also been subject to variance in recent fiscal years. Under the legislation, income tax rates increased from their previously range of 2% to 3.5% to a new range of 2% to 7%, with the higher rates applying to married couples with incomes exceeding $70,000 who file joint returns, and to individuals filing single returns with income of more than $35,000.
       The Florio administration had contended that the income tax package will help reduce local property tax increases by providing more state aid to municipalities. Under the income tax legislation the State will assume approximately $289 million in social services costs that previously were paid by counties and municipalities and funded by property taxes. In addition, under the new formula for funding school aid, an extra $1.1 billion is proposed to be sent by the State to school districts beginning in 1991, thus reducing the need for property tax increases to support education programs.
       Effective July 1, 1992, the State's sales and use tax rate decreased from 7% to 6%. Effective January 1, 1994, an across-the-board 5% reduction in the income tax rates was enacted and effective January 1, 1995, further reductions ranging from 1% up to 10% in income tax rates took effect. Governor Whitman recently signed into law further reductions up to 15% for some taxpayers effective January 1, 1996, completing her campaign promise to reduce income taxes by up to 30% within three years for most taxpayers.
       On June 30, 1995, Governor Whitman signed the New Jersey Legislature's $16.0 billion budget for Fiscal Year 1996. The balanced budget, which includes $541 million in surplus, is $300 million more than the 1995 budget. Whether the State can achieve a balanced budget depends on its ability to enact and implement expenditure reductions and to collect estimated tax revenues.
FISCAL YEAR 1996 AND 1997 REVENUE ESTIMATES
       SALES AND USE TAX. The revised estimate as shown in the Governor's Fiscal year 1997 Budget Message forecasts Sales and Use tax collections for Fiscal Year 1996 as $4,310.0 million, a 4.3% increase from the Fiscal
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Year 1995 revenue. The Fiscal Year 1997 estimate of $4,403.0 million, is a 2.2%
increase from the Fiscal Year 1996 estimate.
       GROSS INCOME TAX. The revised estimate as shown in the Governor's Fiscal year 1997 Budget Message forecasts Gross Income Tax collections for Fiscal Year 1996 of $4,547.0 million, a 0.2% increase from Fiscal Year 1995 revenue. Included in the Fiscal Year 1995 revenue is a 5% reduction of personal income tax rates effective January 1, 1994 and a further 10% reduction of personal income tax rates effective January 1, 1995 (on joint incomes under $80 thousand). The estimate for Fiscal Year 1997 as shown in the Governor's Fiscal Year 1997 Budget Message of $4,610.0 million, is a 1.4% increase from the Fiscal Year 1996 estimate. Included in the Fiscal Year 1996 forecast is the 10% reduction of personal income tax rates effective January 1, 1995 and a further 15% reduction of personal income tax rates effective January 1, 1996 (on joint incomes under $80 thousand).
       CORPORATE BUSINESS TAX. The revised estimate as shown in the Governor's Fiscal Year 1997 Budget Message forecasts Corporation Business Tax collection for Fiscal Year 1996 as $1,198.0 million, a 10.4% increase from Fiscal Year 1995 revenue. Included in the Corporation Business Tax forecast in a reduction in the Corporation Business Tax rate from 9.375% to 9.0% of net New Jersey income. The Fiscal Year 1997 forecast as shown in the Governor's Fiscal Year 1997 Budget Message of $1,210.0 million, is a 1.0% increase from the Fiscal Year 1996 estimate.
       TAX AMNESTY PROGRAM. The Fiscal Year 1996 revised estimates include an estimate for a Tax Amnesty program, which has been enacted. It is estimated that a 90-day tax amnesty will yield $70.0 million.
       GENERAL CONSIDERATIONS. Estimated receipts from State taxes and revenues, including the three principal taxes set forth above, are forecasts based on the best information available at the time of such forecasts. Changes in economic activity in the State and the nation, consumption of durable goods, corporate financial performance and other factors that are difficult to predict may result in actual collections being more or less than forecasted.
       Should revenues be less than the amount anticipated in the budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. There are additional means by which the Governor may ensure that the State is operated efficiently and does not incur a deficit. No supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation. In the past when actual revenues have been less than the amount anticipated in the budget, the Governor has exercised her plenary powers leading to, among other actions, implementation of a hiring freeze for all State departments and the discontinuation of programs for which appropriations were budgeted but not yet spent.
       LITIGATION. The State is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and federal Laws. Included in the State's outstanding litigation are cases challenging the following: the funding of teachers' pension funds, the adequacy of Medicaid reimbursement for hospital services, the hospital assessment authorized by the Health Care Reform Act of 1992, various provisions, and the constitutionality, of the Fair Automobile Insurance Reform Act of 1990, the State's role in a consent order concerning the construction of a resource facility in Passaic County, actions taken by the New Jersey Bureau of Securities against an individual, the State's actions regarding alleged chromium contamination of State-owned property in Hudson County, the issuance of emergency redirection orders and a draft permit by the Department of Environmental Protection and Energy, refusal of the State to share with Camden County federal funding the State recently received for disproportionate share hospital payments made to county psychiatric facilities, and the constitutionality of annual A-901 hazardous and solid waste licensure renewal fees collected by the Department of Environmental Protection and Energy. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the State.
       The New Jersey State Supreme Court on May 14, 1997 struck down Governor Whitman's school funding plan as unconstitutional. The Court ruled that school spending in the poorest economic districts should equal the average spent per pupil in the wealthiest economic districts, and ordered that such spending be equalized by September, 1997. At this time, the effects of the Court's ruling are unknown.
                                      A-10

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       At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. In addition, at any given time, there are various numbers of contract claims against the State and State agencies seeking recovery of monetary damages. The State is unable to estimate its exposure for these claims.
       DEBT RATINGS. For many years prior to 1991, both Moody's Investors Service, Inc. and Standard and Poor's Corporation had rated New Jersey general obligation bonds "Aaa" and "AAA," respectively. On July 3, 1991, however, S&P Ratings Group downgraded New Jersey general obligation bonds to "AA+." On June 4, 1992, S&P placed New Jersey general obligation bonds on CreditWatch with negative implications, citing as its principal reason for its caution the unexpected denial by the Federal Government of New Jersey's request for $450 million in retroactive Medicaid payments for psychiatric hospitals. These funds were critical to closing a $1 billion gap in the State's $15 billion budget for fiscal year 1992 which ended on June 30, 1992. Under New Jersey state law, the gap in the current budget must be closed before the new budget year began on July 1, 1992. S&P suggested the State could close fiscal 1992's budget gap and help fill fiscal 1993's hole by a reversion of $700 million of pension contributions to its general fund under a proposal to change the way the State calculates its pension liability. On July 6, 1992, S&P reaffirmed its "AA+" rating for New Jersey general obligation bonds and removed the debt from its CreditWatch list, although it stated that New Jersey's long-term financial outlook was negative. S&P was concerned that the State was entering the 1993 fiscal year that began July 1, 1992, with a slim $26 million surplus and remained concerned about whether the sagging State economy would recover quickly enough to meet lawmakers' revenue projections. It also remained concerned about the recent federal ruling leaving in doubt how much the State was due in retroactive Medicaid reimbursements and a ruling by a federal judge, now on appeal, of the State's method for paying for uninsured hospital patients. However, on July 27, 1994, S&P announced that it was changing the State's outlook from negative to stable due to a brightening of the State's prospects as a result of Governor Whitman's effort to trim spending and cut taxes, coupled with an improving economy. S&P reaffirmed its "AA+" rating at the same time.
       On August 24, 1992, Moody's downgraded New Jersey general obligation bonds to "Aa1," stating that the reduction reflected a developing pattern of reliance on nonrecurring measures to achieve budgetary balance, four years of financial operations marked by revenue shortfalls and operating deficits, and the likelihood that serious financial pressures would persist. On August 5, 1994, Moody's reaffirmed its "Aa1" rating, citing on the positive side New Jersey's broad-based economy, high income levels, history of maintaining a positive financial position and moderate (albeit rising) debt ratios, and, on the negative side, a continued reliance on one-time revenues and a dependence on pension-related savings to achieve budgetary balance.
                                      A-11

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--------------------------------------------------------------------------------
                        EVERGREEN NEW YORK TAX FREE FUND
--------------------------------------------------------------------------------
DESCRIPTION OF STATE AND LOCAL TAX TREATMENT
       Individual shareholders of the New York Fund who are subject to New York State and New York City personal income tax will not be subject to New York
State or City personal income tax on dividends paid by the New York Fund to the extent that they are derived from interest on obligations of the State of New York and its political subdivisions that is exempt from federal income tax. In addition, dividends derived from interest on debt obligations issued by certain other governmental entities (for example, U.S. territories) will be similarly exempt.
       For New York State and City personal income tax purposes, long term capital gain distributions are taxable as long term capital gains regardless of the length of time shareholders have owned their shares. Short term capital gains and any other taxable distribution of income are taxable as ordinary income.
       To the extent that investors are obligated to pay state or local taxes outside of the State of New York, dividends earned by an investment in the New York Fund may represent taxable income. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to New York State franchise taxes and to the New York City General Corporation Tax, if received by a corporation subject to those taxes, to state taxes in states other than New York and to local taxes in cities other than New York City.
SPECIAL FACTORS AFFECTING THE NEW YORK INSURED FUND
       As described in the prospectus, the New York Fund will generally invest in New York municipal obligations. The New York Insured Fund is therefore susceptible to political, economic, or regulatory factors affecting New York State and governmental bodies within New York State. Some of the more significant events and conditions relating to the financial situation in New
York are summarized below. The following information provides only a brief summary of the complex factors affecting the financial situation in New York, is derived from sources that are generally available to investors and is believed to be accurate. It is based on information drawn from official statements and prospectuses issued by, and other information reported by, the State of New York by its various public bodies, and by other entities located within the State, including the City of New York, in connection with the issuance of their respective securities.
       New York State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. Statewide, urban centers have experienced significate changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. New York City has also had to face great competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in New York City.
       During the 1982-83 recession, overall economic activity in the State declined less than that of the nation as a whole. However, in the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation. In the 1990-91 recession, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1984. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the U.S. Bureau of Economic Analysis, during the past ten years, total personal income in the State rose slightly faster than the national average only from 1986 through 1988.
       The State has the second highest combined state and local tax burden in the United States. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.
                                      A-12

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       In recent years, State actions affecting the level of receipts and disbursements, as well as the relative strength of the State and regional economy, actions of the Federal government and other factors, have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. The 1995-96 enacted budget combines significant tax and program reductions, which will, in the current and future years, lower both the recurring receipts base (before the effect of any economic stimulus from such tax reductions) and the historical annual growth in State program spending. Notwithstanding these changes, the State can expect to continue to confront structural deficits in future years.
       The State's current fiscal year commenced on April 1, 1996, and ends on March 31, 1997, and is referred to herein as the State's 1996-97 Fiscal Year. As of May 22, 1996, the State's budget for the 1996-97 Fiscal Year was not yet enacted by the State Legislature.
       The 1996-97 Financial Plan projects balance on a cash basis in the General Fund. It reflects a continuing strategy of substantially reduced State spending, including program restructurings, reductions in social welfare spending, and efficiency and productivity initiatives. Total General Fund receipts and transfers from other funds are projected to be $31.32 billion, a decrease of $1.4 billion from total receipts projected in the current fiscal year. Total General Fund disbursements and transfers to their funds are projected to be $31.22 billion, a decrease of $1.5 billion from spending totals projected for the current fiscal year. After adjustments and transfers for comparability between the 1995-96 and 1996-97 State Financial Plans, the Executive Budget proposes an absolute year-to-year decline in General Fund spending of 5.8 percent. Spending from all funding sources (including federal aid) is proposed to increase by 0.4 percent from the prior fiscal year after adjustments and transfers for comparability.
       On May 15, 1996, it was announced that the State owed local governments approximately $430 million for services provided to handicapped children in 1994 and earlier. Funds to cover such payments were not included in the 1996-97 Financial Plan.
       The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State. For example, various proposals relating to Federal tax and spending policies that are currently being publicly discussed and debated could, if enacted, have a significant impact on the State's financial condition in the current and future fiscal years. Because of the uncertainty and unpredictability of the changes, their impact cannot, as a practical matter, be included in the assumptions underlying the State's projections of this time.
       The fiscal health of the State is closely related to the fiscal health of its localities, particularly New York City, which has required and continues to require significant financial assistance from the State.
       New York City depends on State Aid both to enable it to balance its budget and to meet its cash requirements. New York City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAP Standards.
       During the 1990 and 1991 fiscal years, New York City experienced significant shortfalls in almost all of its major tax sources and increases in social service costs, and was required to take actions to close substantial budget gaps in order to maintain balanced budgets n accordance with its financial plan.
       New York State's authorities are generally responsible for financing, constructing and operating revenue-producing public benefit facilities. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which applies to the State itself and may issue bonds and notes within the amounts permitted by, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related.
       As of September 30, 1994, the date of the latest data available, there were 18 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt including refunding bonds, of the these 18 public authorities was $70.3 billion.
                                      A-13

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       As of March 31, 1995, aggregate public authority debt outstanding as
State-supported debt was $27.9 billion and as State-related debt was $36.1 billion.
       Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for state local assistance payments, otherwise payable to localities, to be made under certain circumstances to public authorities. Although the state has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under those arrangements if local assistance payments are so diverted, the affected localities could seek additional state assistance. Some authorities also received monies from state appropriations to pay for the operating costs of certain programs.
       Certain localities in addition to New York City could have financial problems leading to requests for additional State assistance during the State's 1995-1996 fiscal year and thereafter. The potential impact on the State of such requests by localities is not included in the projections of the State receipts and disbursements in the State's 1995-1996 fiscal year.
       Certain litigation pending against the State by its officers or employees could affect adversely the financial condition of the State in the 1995-1996 fiscal year or thereafter. Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1995-1996 State Financial Plan. The State believes that the 1995-1996 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 1995-1996 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of the 1995-1996 State Financial Plan reserves for the payment of judgments and, thereby, affect the ability of the State to maintain a balanced 1995-1996 State Financial Plan.
       An expanded discussion is contained in the SAI.
                                      A-14

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--------------------------------------------------------------------------------
                      EVERGREEN PENNSYLVANIA TAX FREE FUND
--------------------------------------------------------------------------------
DESCRIPTION OF STATE AND LOCAL TAX TREATMENT
       Individual shareholders of the Pennsylvania Fund who are subject to the Pennsylvania personal income tax, as either residents or non-residents of the Commonwealth of Pennsylvania, will not be subject to Pennsylvania personal income tax on distributions of interest made by the Pennsylvania Fund that are attributable to (1) obligations issued by the Commonwealth of Pennsylvania, any public authority, commission, board or agency created by the Commonwealth of Pennsylvania, any political subdivision of the Commonwealth of Pennsylvania or any public authority created by any such political subdivision (collectively, "Pennsylvania Obligations"); and (2) obligations of the U.S. and certain qualifying agencies, instrumentalities, territories and possessions of the U.S., the interest from which are statutorily free from state taxation in the Commonwealth of Pennsylvania under the laws of the Commonwealth or the U.S. (collectively, "U.S. Obligations"). Distributions attributable to most other sources will not be exempt from Pennsylvania personal income tax. Distributions of gains attributable to Pennsylvania Obligations and U.S. Obligations (collectively "Exempt Obligations") will be subject to the Pennsylvania personal income tax.
       Shares of the Pennsylvania Fund that are held by individual shareholders who are Pennsylvania residents subject to the Pennsylvania county personal property tax will be exempt from such tax to the extent that the Pennsylvania Fund's portfolio consists of Exempt Obligations on the annual assessment date. Nonresidents of the Commonwealth of Pennsylvania are not subject to the Pennsylvania county personal property tax. Corporations are not subject to Pennsylvania personal property taxes. For shareholders who are residents of the City of Philadelphia, distributions of interest derived from Exempt Obligations are not taxable for purposes of the Philadelphia School District investment income tax provided that the Pennsylvania Fund reports to its investors the percentage of Exempt Obligations held by it for the year. The Pennsylvania Fund will report such percentage to its shareholders.
       Distributions of interest, but not gains, realized on Exempt Obligations are not subject to the Pennsylvania corporate net income tax. The Pennsylvania Department of Revenue also takes the position that shares of funds similar to the Pennsylvania Fund are not considered exempt assets of a corporation for the purpose of determining its capital stock value subject to the Commonwealth's capital stock and franchise taxes.
SPECIAL FACTORS AFFECTING THE PENNSYLVANIA FUND
       Historically, Pennsylvania is among the leading states in manufacturing and mining, and its steel and coal industries have been of national importance. However, due in part to the decline in the steel and coal industries, Pennsylvania's economy has become more diversified, with major new sources of growth in the service and trade sectors. The Commonwealth's unemployment rate is below the national average, and its per capita income is slightly above the national average. The Commonwealth's General Fund, through which taxes are received and debt service is made, had unappropriated balance surpluses for the years ended June 30, 1995 and June 30, 1996.
       The Pennsylvania Fund's yield and share price stability are tied in part to conditions within the Commonwealth. Changes in economic conditions in or governmental policies of the Commonwealth could have a significant impact on the performance of Pennsylvania Obligations held by the Pennsylvania Fund. For example, the Commonwealth's continued dependence on manufacturing, mining and steel has made the Commonwealth vulnerable to cyclical industry fluctuations, foreign imports and environmental concerns. Growth in the service and trade sectors, however, has helped diversify the Commonwealth's economy and reduce its unemployment rate below the national average. Changes in local economic conditions or local governmental policies within the Commonwealth, which can vary substantially by region, could also have a significant impact on the performance of municipal obligations held by the Pennsylvania Fund. Also, the Pennsylvania Fund will invest in obligations that are secured by obligors other than the Commonwealth or its political subdivisions (such as hospitals, universities, corporate obligors and corporate credit and liquidity providers) and obligations limited to specific revenue pledges (such as sewer authority bonds). The creditworthiness of these obligors may be wholly or partly independent of the creditworthiness of the Commonwealth or its municipal authorities. The Trustees of the Pennsylvania Fund have the power, however, to eliminate unsafe investments.
       An expanded discussion is contained in the SAI.
                                      A-15

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  INVESTMENT ADVISER
  Capital Management Group of First Union National Bank, 201 South College Street, Charlotte, North Carolina 28288
  Keystone Investment Management Company, 200 Berkeley Street, Boston, Massachusetts 02116
  CUSTODIAN
  State Street Bank and Trust Company, Box 9021, Boston, Massachusetts
  02205-9827
  TRANSFER AGENT
  Evergreen Service Company, P.O. Box 2121, Boston, Massachusetts, 02106-2121 LEGAL COUNSEL
  Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C.
  20036
  INDEPENDENT AUDITORS
  KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110
  DISTRIBUTOR
  Evergreen Distributor, Inc., 125 West 55th Street, New York, New York 10019

                                                                          541224

--------------------------------------------------------------------------------

PROSPECTUS                                                      February 6, 1998
--------------------------------------------------------------------------------

EVERGREEN(SM) MUNICIPAL BOND FUNDS           [EVERGREEN FUNDS LOGO APPEARS HERE]
--------------------------------------------------------------------------------

EVERGREEN CONNECTICUT MUNICIPAL BOND FUND
EVERGREEN NEW JERSEY TAX FREE INCOME FUND
EVERGREEN PENNSYLVANIA TAX FREE FUND
CLASS Y SHARES

       The Evergreen Municipal Bond Funds (the "Funds") seek current income exempt from federal income taxes (other than the alternative minimum tax) and personal income taxes of the state for which each Fund is named. The Funds also seek to preserve capital. Each Fund looks to achieve its objective by investing primarily in municipal obligations that are issued by the state for which a Fund is named.

       This prospectus provides information regarding the Class Y shares offered by the Funds. The Funds are nondiversified series of an open-end, management investment company. This prospectus sets forth concise information about the Funds that a prospective investor should know before investing. The address of the Funds is 200 Berkeley Street, Boston, Massachusetts 02116. This prospectus supplements the Class Y prospectus of EVERGREEN CONNECTICUT MUNICIPAL BOND FUND dated November 12, 1997, the Class Y prospectus of EVERGREEN NEW JERSEY TAX FREE INCOME FUND dated July 21, 1997, as supplemented and the Class Y prospectus of EVERGREEN PENNSYLVANIA TAX FREE FUND dated September 18, 1997, as supplemented.

       A Statement of Additional Information ("SAI") for EVERGREEN CONNECTICUT MUNICIPAL BOND FUND dated November 10, 1997, as supplemented from time to time, and an SAI for EVERGREEN NEW JERSEY TAX FREE INCOME FUND and EVERGREEN PENNSYLVANIA TAX FREE FUND dated July 21, 1997, as supplemented from time to time, have been filed with the Securities and Exchange Commission and is incorporated by reference herein. The SAI provides information regarding certain matters discussed in this prospectus and other matters which may be of interest to investors, and may be obtained without charge by calling the Funds at (800) 343-2898. There can be no assurance that the investment objective of the Funds will be achieved. Investors are advised to read this prospectus carefully.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OR AN OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY AND INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   KEEP THIS PROSPECTUS FOR FUTURE REFERENCE

                               TABLE OF CONTENTS

EXPENSE INFORMATION                                        2
FINANCIAL HIGHLIGHTS                                       3
DESCRIPTION OF THE FUNDS                                   4
         Investment Objectives and Policies                4
         Investment Practices and Restrictions             4
ORGANIZATION AND SERVICE PROVIDERS                         8
         Organization                                      8
         Service Providers                                 9
PURCHASE AND REDEMPTION OF SHARES                         10
         How to Buy Shares                                10
         How to Redeem Shares                             10
         Exchange Privilege                               12
         Shareholder Services                             12
         Banking Laws                                     13

OTHER INFORMATION                                         13
         Dividends, Distributions and Taxes               13
         General Information                              14

APPENDIX A                                               A-1

--------------------------------------------------------------------------------

                              EXPENSE INFORMATION
--------------------------------------------------------------------------------

       The table and examples below are designed to help you understand the various expenses that you will bear, directly or indirectly, when you invest in the Funds. Shareholder transaction expenses are fees paid directly from your account when you buy or sell shares of a Fund.

SHAREHOLDER TRANSACTION EXPENSES
Sales Charge Imposed on Purchases                                                  None
Sales Charge on Dividend Reinvestments                                             None
Contingent Deferred Sales Charge                                                   None

       Annual operating expenses reflect the normal operating expenses of the Funds, and include costs such as management and other fees. The tables below show, with the exception of EVERGREEN CONNECTICUT MUNICIPAL BOND FUND, each Fund's actual annual operating expenses for the fiscal year or period ended March 31, 1997. For EVERGREEN CONNECTICUT MUNICIPAL BOND FUND the table shows estimated annual operating expenses for the fiscal period ending March 31, 1998. The examples show what you would pay if you invested $1,000 over periods indicated, assuming that you reinvest all of your dividends and that a Fund's average annual return will be 5%. THE EXAMPLES ARE FOR ILLUSTRATION PURPOSES ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RETURN. EACH FUND'S ACTUAL EXPENSES AND RETURNS WILL VARY. For a more complete description of the various costs and expenses borne by a Fund see "Organization and Service Providers."

EVERGREEN CONNECTICUT MUNICIPAL BOND FUND

                                                                           EXAMPLE
                            ANNUAL OPERATING                               -------
                              EXPENSES (1)                                 Class Y
                            ----------------                               -------
Management Fees                   0.50%        After 1 Year                  $ 6
12b-1 Fees                         None        After 3 Years                 $19
Other Expenses                    0.10%
                                 ------
Total                             0.60%
                                 ======


EVERGREEN NEW JERSEY TAX FREE INCOME FUND

                                                                           EXAMPLE
                            ANNUAL OPERATING                               -------
                              EXPENSES (2)                                 Class Y
                            ----------------                               -------
Management Fees                   0.00%        After 1 Year                  $ 4
12b-1 Fees                         None        After 3 Years                 $12
Other Expenses                    0.36%        After 5 Years                 $20
                                 ------        After 10 Years                $46
Total                             0.36%
                                 ======

EVERGREEN PENNSYLVANIA TAX FREE FUND

                                                                           EXAMPLE
                            ANNUAL OPERATING                               -------
                              EXPENSES (3)                                 Class Y
                            ----------------                               -------
Management Fees                   0.48%        After 1 Year                  $ 6
12b-1 Fees                         None        After 3 Years                 $19
Other Expenses                    0.10%        After 5 Years                 $32
                                 ------        After 10 Years                $73
Total                             0.58%
                                 ======

AMOUNTS SHOWN IN THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

-------------

(1) The Fund's investment adviser has voluntarily agreed to waive 0.10% of the Fund's investment advisory fee. The investment adviser currently intends to continue this expense waiver through the fiscal period ending March 31, 1998; however, it may modify or cancel its expense waiver at any time. Without such waiver, the Fund's management fee would be 0.60%. See "Organization and Service Providers" for more information. In addition, the investment adviser has voluntarily limited the Other Expenses of the Fund to 0.10%. Absent expense waivers and/or reimbursements, the Total Operating Expenses for the Fund would be 0.87%.
(2) The annual operating expenses and examples do not reflect fee waivers and reimbursements for the most recent fiscal period. Actual expenses for Class Y Shares of the Fund, net of fee waivers and expense reimbursements for the period ended March 31, 1997 would have been 0.88%. Total Fund Operating Expenses include indirectly paid expenses.
(3) The estimated annual operating expenses and examples reflect fee waivers and reimbursements for the Fund's Class Y shares for the fiscal year ending March 31, 1998. Actual expenses for Class Y shares of the Fund for the same period are estimated to be 0.63%. Total Fund Operating Expenses include indirectly paid expenses.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
       The following table contains important financial information relating to EVERGREEN NEW JERSEY TAX FREE INCOME FUND and has been audited by KPMG Peat Marwick LLP, the independent auditors of the Fund. (No financial highlights are currently available for EVERGREEN CONNECTICUT MUNICIPAL BOND FUND or EVERGREEN PENNSYLVANIA TAX FREE FUND as shares of the Funds were not offered until November 17, 1997.) The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors'report, in the Fund's Annual Report. The Fund's financial statements, related notes, and independent auditors' report are incorporated by reference into the SAI. Additional information about the Fund's performance is contained in the Fund's Annual Report, which will be made available upon request and without charge.
EVERGREEN NEW JERSEY TAX FREE INCOME FUND -- CLASS Y SHARES

                                                                                                    CLASS Y SHARES
                                                                                                ----------------------
                                                                                                  SEVEN
                                                                                                 MONTHS     SIX MONTHS
                                                                                                  ENDED       ENDED
                                                                                                MARCH 31,   AUGUST 31,
                                                                                                 1997***      1996**
                                                                                                ---------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD..........................................................    $10.75      $11.01
                                                                                                ---------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.........................................................................      0.32        0.28
Net realized and unrealized loss on investments...............................................     (0.01)      (0.26)
                                                                                                ---------   ----------
 Total from investment operations.............................................................      0.31        0.02
                                                                                                ---------   ----------
Less distributions from net investment income.................................................     (0.32)      (0.28)
                                                                                                ---------   ----------
 Total distributions..........................................................................     (0.32)      (0.28)
                                                                                                ---------   ----------
 Net asset value, end of period...............................................................    $10.74      $10.75
                                                                                                =========   ==========
TOTAL RETURN..................................................................................     2.88%       0.20%
RATIOS & SUPPLEMENTAL DATA:
Ratios to average net assets:
 Total expenses...............................................................................     0.36%(a)(b) 0.31%(a)
 Total expenses excluding reimbursement and waivers...........................................     0.88%(a)    0.87%(a)
 Net investment income........................................................................     5.08%(a)    5.12%(a)
Portfolio turnover rate.......................................................................       15%          0%
NET ASSETS, END OF PERIOD (THOUSANDS).........................................................    $9,436      $9,076


                                                                                                FEBRUARY 8,
                                                                                                   1996*
                                                                                                  THROUGH
                                                                                                FEBRUARY 29,
                                                                                                    1996
                                                                                                ------------
NET ASSET VALUE, BEGINNING OF PERIOD..........................................................      $11.14
                                                                                                ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.........................................................................        0.03
Net realized and unrealized loss on investments...............................................       (0.13)
                                                                                                ------------
 Total from investment operations.............................................................       (0.10)
                                                                                                ------------
Less distributions from net investment income.................................................       (0.03)
                                                                                                ------------
 Total distributions..........................................................................       (0.03)
                                                                                                ------------
 Net asset value, end of period...............................................................      $11.01
                                                                                                ============
TOTAL RETURN..................................................................................      (0.87%)
RATIOS & SUPPLEMENTAL DATA:
Ratios to average net assets:
 Total expenses...............................................................................       0.31%(a)
 Total expenses excluding reimbursement and waivers...........................................       0.88%(a)
 Net investment income........................................................................       5.28%(a)
Portfolio turnover rate.......................................................................          4%
NET ASSETS, END OF PERIOD (THOUSANDS).........................................................         $18

-------------
(a) Annualized.
(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 0.36% (annualized) for the seven months ended March 31, 1997, for Class Y shares, respectively.
*   Commencement of Operations.
**  The Fund changed its fiscal year end from February 28 to August 31.
*** During the current period, the Fund changed its fiscal year end from August
    31 to March 31.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES

       Each Fund, other than EVERGREEN CONNECTICUT MUNICIPAL BOND FUND seeks the highest possible current income exempt from federal income taxes (including the alternative minimum tax), while preserving capital. These Funds normally invest their assets in accordance with applicable standards issued by the Securities and Exchange Commission ("SEC") concerning investments in tax free securities. The Funds cannot change this policy without shareholder approval. The SEC currently requires the Funds to invest at least 80% of their assets in federally tax exempt municipal securities. Each Fund also invests at least 65% of its assets in municipal obligations that are exempt from income taxes in the state for which the Fund is named.

       EVERGREEN CONNECTICUT MUNICIPAL BOND FUND seeks current income exempt from federal income taxes other than the alternative minimum tax and Connecticut personal income taxes. In addition, the Fund seeks to preserve capital. The Fund normally invests at least 80% of its assets in securities that are exempt from federal income (other than the alternative minimum tax) and at least 65% of its assets in Connecticut municipal obligations. The Connecticut Fund may change either of these policies without shareholder approval.

       EACH FUND will invest at least 80% of its assets in bonds that, at the date of investment, are rated within the four highest categories by Standard and Poor's ("S&P"), by Moody's Investor Service ("Moody's"), by Fitch Investors Services ("Fitch") or, if not rated or rated under a different system, are of comparable quality to obligations so rated as determined by another nationally recognized statistical ratings organization or by a Fund's investment adviser. The Funds may invest the remaining 20% of their assets in lower rated bonds, but they will not invest in bonds rated below B. A Fund is not required to sell or otherwise dispose of any security that loses its rating or has its rating reduced after the Fund has purchased it. Also, if S&P, Moody's or Fitch changes its ratings system, a Fund will try to use comparable ratings as standards according to the Fund's investment objectives and policies.

       Each Fund's investment objective(s) is nonfundamental; as a result a Fund may change its objective(s) without a shareholder vote. Each Fund has also adopted certain fundamental investment policies which are mainly designed to limit a Fund's exposure to risk. Each Fund's fundamental policies cannot be changed without a shareholder vote. See the SAI for more information regarding the Funds' fundamental investment policies or other related investment policies. There can be no assurance that a Fund's investment objective(s) will be achieved.

INVESTMENT PRACTICES AND RESTRICTIONS

Risk Factors. Bond yields are dependent on several factors including market conditions, the size of an offering, the maturity of the bond, ratings of the bond and the ability of issuers to meet their obligations. There is no limit on the maturity of the bonds purchased by a Fund. Because bond prices fluctuate inversely in relation to the direction of interest rates, the prices of longer term bonds fluctuate more widely in response to market interest rate changes. A Fund's concentration in securities issued by a particular state and its political subdivisions provides a greater level of risk than a fund which is diversified across numerous states and municipal entities.

       A Fund is not required to dispose of securities that have been downgraded subsequent to their purchase. If the municipal obligations held by a Fund (because of adverse economic conditions in the state for which it is named, for example) are downgraded, a Fund's concentration in the state's securities may cause a Fund to be subject to the risks inherent in holding material amounts of low-rated debt securities in its portfolio.

Municipal Securities. The Funds invest in municipal bonds, notes and commercial paper issued by or for states, territories and possessions of the United States ("U.S.") including the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds include fixed, variable or floating rate general obligation and revenue bonds. General obligation bonds are used to support the government's general financial needs and are supported by the full faith and credit of the municipality. General obligations are repaid from the issuer's general unrestricted revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Revenue bonds are used to finance public works and certain private facilities. In contrast to general obligation bonds, revenue bonds are repaid only with the revenue generated by the project financed.

       Municipal notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. Municipal commercial paper obligations are unsecured promissory notes issued by municipalities to meet short-term credit needs.

       Since the Funds invest primarily in municipal securities, you should be aware of the risks associated with investing in such securities. The values of municipal bonds tend to go up when interest rates go down and vice, versa. An issuer's failure to make such payment due to political development or fiscal mismanagement could affect its ability to make prompt payments of interest and principal. Those events could also affect the market value of the security. Moreover, the market for municipal bonds is often thin and can by temporarily affected by large purchases and sales, including those by a Fund. See Appendix A for state-specific disclosure.

Non-Diversification. The Funds are nondiversified portfolios of an investment company and, as such, there is no limit on the percentage of assets which can be invested in any single issuer. An investment in a Fund, therefore, will entail greater risk than would exist in a diversified investment company because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio. Each of the Funds intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") which requires that at the end of each quarter of each taxable year, with regard to at least 50% of each Fund's total assets, no more than 5% of the total assets may be invested in the securities of a single issuer and that with respect to the remainder of each Fund's total assets, no more than 25% of its total assets are invested in the securities of a single issuer.

Defensive Investments. The Funds may invest up to 20% or, for temporary defensive purposes, up to 100% of their assets in high quality short-term obligations, such as notes, commercial paper, certificates of deposit, bankers' acceptances, bank deposits or U.S. government securities.

Below Investment Grade Bonds. Below investment grade bonds are commonly known as "junk bonds" because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may overreact to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value.

Repurchase Agreements. The Funds may invest in repurchase agreements. Repurchase agreements are agreements by which a Fund purchases a security (usually U.S. government securities) for cash and obtains a simultaneous commitment from the seller (usually a bank or broker/dealer) to repurchase the security at an agreed-upon price and specified future date. The repurchase price reflects an agreed-upon interest rate for the time period of the agreement. The Funds' risk is the inability of the seller to pay the agreed-upon price on the delivery date. However, this risk is tempered by the ability of the Funds to sell the security in the open market in the case of a default. In such a case, the Funds may incur costs in disposing of the security which would increase Fund expenses. The Funds' investment adviser will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.

When-Issued, Delayed-Delivery and Forward Commitment Transactions. Each Fund may enter into transactions whereby it commits to buying a security, but does not pay for or take delivery of the security until some specified date in the future. The values of these securities are subject to market fluctuations during this period and no income accrues to a Fund until settlement. At the time of settlement, a when-issued security may be valued at less than its purchase price. When entering into these transactions, a Fund relies on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged.

Securities Lending. To generate income and offset expenses, the Funds may lend securities to broker-dealers and other financial institutions. Loans of securities by a Fund may not exceed 30% of the value of the Fund's total assets. While securities are on loan, the borrower will pay the Fund any income accruing on the security. Also, the Fund may invest any collateral it receives in additional securities. Gains or losses in the market value of a lent security will affect a Fund and its shareholders. When a Fund lends its securities, it runs the risk that it could not retrieve the securities on a timely basis, possibly losing the opportunity to sell the securities at a desirable price.

Also, if the borrower files for bankruptcy or becomes insolvent, the Fund's ability to dispose of the securities may be delayed.

Investing In Securities Of Other Investment Companies. Each Fund may invest in the securities of other investment companies. As a shareholder of another investment company, a Fund would pay its portion of the other investment company's expenses. These expenses would be in addition to the expenses that a Fund currently bears concerning its own operations and may result in some duplication of fees.

Borrowing. Each Fund may borrow from banks in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow an additional 5% of its total assets from banks and others. A Fund may only borrow as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights. The Funds do not intend to leverage.

Zero Coupon Debt Securities. A Fund may purchase zero coupon debt securities. These securities do not make regular interest payments. Instead, they are sold at a deep discount from their face value. In calculating their daily dividends, each day a Fund takes into account as income a portion of the difference between these securities' purchase price and their face value. Because they do not pay current income, the prices of zero coupon debt securities can be very volatile when interest rates change. Values of zero coupon securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash.

Securities with Put or Demand Rights. The Funds have the ability to enter into put transactions, sometimes referred to as stand-by commitments, with respect to municipal obligations held in their portfolios or to purchase securities which carry a demand feature or put option which permit a Fund, as holder, to tender them back to the issuer or a third party prior to maturity and receive payment within seven days. Segregated accounts will be maintained by each Fund for all such transactions.

       The amount payable to a Fund by the seller upon its exercise of a put will normally be (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during the period the securities were owned by the Fund. Accordingly, the amount payable by a broker-dealer or bank during the time a put is exercisable will be substantially the same as the value of the underlying securities.

       A Fund's right to exercise a put is unconditional and unqualified. A put is not transferable by a Fund, although the Fund may sell the underlying securities to a third party at any time. Each Fund expects that puts will generally be available without any additional direct or indirect cost. However, if necessary and advisable, a Fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a put (thus reducing the yield to maturity otherwise available to the same securities). Thus, the aggregate price paid for securities with put rights may be higher than the price that would otherwise be paid.

       The Funds may enter into put transactions only with broker-dealers (in accordance with the rules of the SEC) and banks which, in the opinion of each Fund's investment adviser, present minimal credit risks. A Fund's investment adviser will monitor periodically the creditworthiness of issuers of such obligations held by a Fund. A Fund's ability to exercise a put will depend on the ability of the broker-dealer or bank to pay for the underlying securities at the time the put is exercised. In the event that a broker-dealer should default on its obligation to purchase an underlying security, a Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. Each Fund intends to enter into put transactions solely to maintain portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

Options and Futures. The Funds may engage in options and futures transactions. Options and futures transactions are intended to enable a Fund to manage market or interest rate risk. The Funds do not use these transactions for speculation or leverage.

       The Funds may attempt to hedge all or a portion of their portfolios through the purchase of both put and call options on their portfolio securities and listed put options on financial futures contracts for portfolio securities.

The Funds may also write covered call options on their portfolio securities to attempt to increase their current income. The Funds will maintain their positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series.

       The Funds may write (i.e., sell) covered call and put options. By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. The Funds also may write straddles (combinations of covered puts and calls on the same underlying security). The Funds may only write "covered" options. This means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills. A Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

       The principal reason for writing call or put options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Funds receive a premium from writing a call or put option which they retain whether or not the option is exercised. By writing a call option, the Funds might lose the potential for gain on the underlying security while the option is open, and by writing a put option the Funds might become obligated to purchase the underlying securities for more than their current market price upon exercise.

       A futures contract is a firm commitment by two parties: the seller, who agrees to make delivery of the specific type of instrument called for in the contract ("going short"), and the buyer, who agrees to take delivery of the instrument ("going long") at a certain time in the future. Financial futures contracts call for the delivery of particular debt instruments issued or guaranteed by the U.S. Treasury or by specified agencies or instrumentalities of the U.S. government. If a Fund would enter into financial futures contracts directly to hedge its holdings of fixed income securities, it would enter into contracts to deliver securities at an undetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. A Fund would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.

       The Funds may also enter into financial futures contracts and write options on such contracts. The Funds intend to enter into such contracts and related options for hedging purposes. The Funds will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest rates or securities prices. A futures contract on securities is an agreement to buy or sell securities during a designated month at whatever price exists at that time. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Funds do not make payment or deliver securities upon entering into a futures contract. Instead, they put down a margin deposit, which is adjusted to reflect changes in the value of the contract and which remains in effect until the contract is terminated.

       The Funds may sell or purchase other financial futures contracts. When a futures contract is sold by a Fund, the profit on the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, the Funds sell futures contracts in order to offset a possible decline in the profit on their securities. If a futures contract is purchased by a Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines.

       The Funds may enter into closing purchase and sale transactions in order to terminate a futures contract and may buy or sell put and call options for the purpose of closing out their options positions. A Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

Risk Characteristics of Options and Futures. Although options and futures transactions are intended to enable the Funds to manage market or interest rate risks, these investment devices can be highly volatile, and the Funds' use of them can result in poorer performance (i.e., the Funds' return may be reduced). The Funds' attempt to use such investment devices for hedging purposes may not be successful. Successful futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. When the Funds use financial futures contracts and options on financial futures contracts as hedging devices, there is a risk that the prices of the securities subject to the financial futures contracts and options on financial futures contracts may not correlate perfectly with the prices of the securities in the Funds' portfolios. This may cause the financial futures contracts and any related options to react to market changes differently than the portfolio securities. In addition, the Funds' investment adviser could be incorrect in its expectations and forecasts about the direction or extent of market factors, such as interest rates, securities price movements, and other economic factors. Even if the Funds' investment adviser correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of a Fund's futures position did not correspond to changes in the value of its investments. In these events, the Fund may lose money on the financial futures contracts or the options on financial futures contracts. It is not certain that a secondary market for positions in financial futures contracts or for options on financial futures contracts will exist at all times. Although the Funds' investment adviser will consider liquidity before entering into financial futures contracts or options on financial futures contracts transactions, there is no assurance that a liquid secondary market on an exchange will exist for any particular financial futures contract or option on a financial futures contract at any particular time. The Funds' ability to establish and close out financial futures contracts and options on financial futures contract positions depends on this secondary market. If a Fund is unable to close out its position due to disruptions in the market or lack of liquidity, the Fund may lose money on the futures contract or option, and the losses to the Fund could be significant.

Derivatives. Derivatives are financial contracts whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an index or an interest rate.

       The Funds may invest in derivatives only if the expected risks and rewards are consistent with their objectives and policies.

       Losses from derivatives can sometimes be substantial. This is true partly because small price movements in the underlying asset can result in immediate and substantial gains or losses in the value of the derivative. Derivatives can also cause a Fund to lose money if the Fund fails to correctly predict the direction in which the underlying asset or economic factor will move.
--------------------------------------------------------------------------------
                       ORGANIZATION AND SERVICE PR0VIDERS
--------------------------------------------------------------------------------

ORGANIZATION

Fund Structure. Each Fund is an investment pool, which invests shareholders' money towards a specified goal. In technical terms, each Fund is a non-diversified series of an open-end, management investment company, called Evergreen Municipal Trust (the "Trust"). The Trust is a Delaware business trust organized on September 17, 1997.

Board of Trustees. The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Funds' activities, reviewing, among other things, each Fund's performance and its contractual arrangements with various service providers.

Shareholder Rights. All shareholders participate equally in dividends and distributions from each Fund's assets and have equal liquidation and other rights. Shareholders may exchange shares as described under "Exchanges," but will have no other preference, conversion, exchange or preemptive rights. When issued and paid for, shares will be fully paid and nonassessable. Shares of the Funds are redeemable, transferable and freely assignable as collateral. The Funds may establish additional classes or series of shares.

       The Funds do not hold annual shareholder meetings; a Fund may, however, hold special meetings for such purposes as electing or removing Trustees, changing fundamental policies and approving investment advisory agreements or 12b-1 plans. In addition, a Fund is prepared to assist shareholders in communicating with one another for the purpose of convening a meeting to elect trustees. If any matters are to be voted on by shareholders, each share owned as of the record date for the meeting would be entitled to one vote for each dollar of net asset value applicable to each share.

SERVICE PROVIDERS

Investment Adviser. The investment adviser to EVERGREEN PENNSYLVANIA TAX FREE FUND is Keystone Investment Management Company ("Keystone"), a subsidiary of First Union National Bank ("FUNB") which is a subsidiary of First Union Corporation ("First Union"). Keystone has provided investment advisory and management services to investment companies and private accounts since 1932. Keystone is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. First Union and FUNB are located at 201 South College Street, Charlotte, North Carolina 28288-0630. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the U.S.

       The investment adviser to EVERGREEN CONNECTICUT MUNICIPAL BOND FUND and EVERGREEN NEW JERSEY TAX FREE INCOME FUND is the Capital Management Group ("CMG") of FUNB.

       See "Expense Information" and "Financial Highlights" for the percentage of average net assets each Fund, other than EVERGREEN CONNECTICUT MUNICIPAL BOND FUND, paid to its investment adviser during the fiscal year or period ended March 31, 1997. EVERGREEN CONNECTICUT MUNICIPAL BOND FUND pays CMG an annual fee for its services equal to 0.60% of average daily net assets. CMG has voluntarily agreed to reduce or waive a portion of its fee equal to 0.10%, resulting in a net advisory fee of 0.50%. CMG may change or stop this waiver at any time.

       The total expenses as a percentage of average daily net assets on an annual basis of the Funds for the fiscal year or period ended March 31, 1997, are set forth in the section entitled "Financial Highlights." Such expenses reflect all voluntary advisory fee waivers and expense reimbursements which may be revised or terminated at any time.

Portfolio Managers. Betsy A. Hutchings, a Keystone Senior Vice President and Group Leader of Keystone's Municipal Bond Team, is the portfolio manager of EVERGREEN PENNSYLVANIA TAX FREE FUND. Ms. Hutchings joined Keystone in 1988, and has more than 15 years of investment experience.

       Jocelyn Turner is portfolio manager of EVERGREEN CONNECTICUT MUNICIPAL BOND FUND and EVERGREEN NEW JERSEY TAX FREE INCOME FUND. Ms. Turner has been Vice President of Tax Exempt Fixed Income since she joined First Union (then First Fidelity Bank) in November 1992. Before that time, Ms. Turner was a municipal bond fund portfolio manager and Vice President of Tax Exempt Fixed Income at One Federal Asset Management, Boston, MA.

Transfer Agent and Dividend Disbursing Agent. Evergreen Service Company ("ESC"), 200 Berkeley Street, Boston, Massachusetts 02116, acts as the Funds' transfer agent and dividend disbursing agent. ESC is an indirect, wholly-owned subsidiary of First Union.

Custodian. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 acts as the Funds' custodian.

Principal Underwriter. Evergreen Distributor, Inc. ("EDI"), a subsidiary of The BISYS Group, Inc., located at 125 West 55th Street, New York, New York 10019, is the principal underwriter of the Funds.

Administrator. Evergreen Investment Services, Inc. ("EIS") serves as administrator to EVERGREEN CONNECTICUT MUNICIPAL BOND FUND and EVERGREEN NEW JERSEY TAX FREE INCOME FUND. As administrator, and subject to the supervision and control of the Trust's Board of Trustees, EIS provides the Funds with facilities, equipment and personnel. For its services as administrator, EIS is entitled to receive a fee based on the aggregate average daily net assets of the Funds at a rate based on the total assets of all mutual funds advised by First Union subsidiaries. The administration fee is calculated in accordance with the following schedule.

Administration Fee
-------------------
      0.050%                                      on the first $7 billion
      0.035%                                       on the next $3 billion
      0.030%                                       on the next $5 billion
      0.020%                                      on the next $10 billion
      0.015%                                       on the next $5 billion
      0.010%                                 on assets in excess of $30 billion

--------------------------------------------------------------------------------
                       PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

HOW TO BUY SHARES

       Class Y shares are offered at net asset value without a front-end sales charge or a contingent deferred sales load. Class Y shares are only offered to
(1) persons who at or prior to December 31, 1994 owned shares in a mutual fund advised by Evergreen Asset Management Corp. ("Evergreen Asset"), (2) certain institutional investors and (3) investment advisory clients of FUNB, Evergreen Asset, Keystone or their affiliates.

       Eligible investors may purchase Class Y shares of the Funds through broker-dealers, banks or other financial intermediaries, or directly through EDI. In addition, you may purchase Class Y shares of a Fund by mailing to the Fund, c/o ESC, P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed application and a check payable to the Fund. You may also telephone 1-800-343-2898 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed application. Subsequent investments in any amount may be made by check, by wiring federal funds, by direct deposit or by an electronic funds transfer.

       There is no minimum amount for subsequent investments. Investments of $25 or more are allowed under the Systematic Investment Plan. See the application for more information.

How the Funds Value Their Shares. The net asset value of each class of shares of a Fund is calculated by dividing the value of the amount of the Fund's net assets attributable to that class by the outstanding shares of that class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. eastern time). The Exchange is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The securities in a Fund are valued at their current market values determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Trustees believe would accurately reflect fair value.

Additional Purchase Information. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss a Fund or a Fund's investment adviser incurs. If such investor is an existing shareholder, a Fund may redeem shares from an investor's account to reimburse the Fund or its investment adviser for any loss. In addition, such investors may be prohibited or restricted from making further purchases in any of the Evergreen funds. A Fund will not accept third party checks other than those payable directly to a shareholder whose account has been in existence at least 30 days.

HOW TO REDEEM SHARES

       You may redeem (i.e., sell) your Class Y shares in a Fund to the Fund for cash at the net redemption value on any day the Exchange is open, either directly by writing to the Fund, c/o ESC, or through your financial intermediary. The amount you will receive is the net asset value adjusted for fractions of a cent next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, the Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to 15 days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled.

Redeeming Shares Through Your Financial Intermediary. A Fund must receive instructions from your financial intermediary before 4:00 p.m. (eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to the Fund and may charge you for this service. Certain financial intermediaries may require that you give instructions earlier than 4:00 p.m. (eastern time).

Redeeming Shares Directly by Mail or Telephone. Send a signed letter of instruction or stock power form to a Fund, c/o ESC; the registrar, transfer agent and dividend-disbursing agent for the Funds. Stock power forms are available from your financial intermediary, ESC, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $50,000. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less when the account address of record has been the same for a minimum period of 30 days. The Funds and ESC reserve the right to withdraw this waiver at any time. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable under the Securities Exchange Act of 1934 and ESC's policies.

       Shareholders may redeem amounts of $1,000 or more (up to $50,000) from their accounts by calling the telephone number on the front page of this prospectus between the hours of 8:00 a.m. and 6:00 p.m. (eastern time) each business day (i.e., any weekday exclusive of days on which the Exchange or ESCs offices are closed). Redemption requests received after 4:00 p.m. (eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with a Fund, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. If you cannot reach a Fund by telephone, you should follow the procedures for redeeming by mail or through a broker-dealer as set forth herein. The telephone redemption service is not made available to shareholders automatically. Shareholders wishing to use the telephone redemption service must complete the appropriate sections on the application and choose how the redemption proceeds are to be paid. Redemption proceeds will either (i) be mailed by check to the shareholder at the address in which the account is registered or (ii) be wired to an account with the same registration as the shareholder's account in the Fund at a designated commercial bank.

       In order to insure that instructions received by ESC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specific to your account. At the conclusion of the transaction, you will be given a transaction number confirming your request, and written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days. A Fund reserves the right at any time to terminate, suspend, or change the terms of any redemption method described in this prospectus, except redemption by mail, and to impose fees.

       Except as otherwise noted, the Funds, ESC, and EDI will not assume responsibility for the authenticity of any instructions received by any of them from a shareholder in writing, over the Evergreen Express Line, or by telephone. ESC will employ reasonable procedures to confirm that instructions received over the Evergreen Express Line or by telephone are genuine. The Fund, ESC, and EDI will not be liable when following instructions received over the Evergreen Express Line or by telephone that ESC reasonably believes are genuine.

Evergreen Express Line. The Evergreen Express Line offers you specific fund account information and price and yield quotations as well as the ability to do account transactions, including investments, exchanges and redemptions. You may access the Evergreen Express Line by dialing toll free 1-800-346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.

General. The sale of shares is a taxable transaction for federal income tax purposes. The Funds may temporarily suspend the right to redeem shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists and the Funds cannot dispose of their investments or fairly determine their value; or (4) the SEC so orders. The Funds reserve the right to close an account that through redemption has fallen below $1,000 and has remained so for 30 days. Shareholders will receive 60 days' written notice to increase the account value to at least $1,000 before the account is closed. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Funds are obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund's total net assets, during any 90 day period for any one shareholder.

EXCHANGE PRIVILEGE

How to Exchange Shares. You may exchange some or all of your Class Y shares for shares of the same class in the other Evergreen funds through your financial intermediary, by calling or writing to ESC or by using the Evergreen Express Line as described above. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges will be made on the basis of the relative net asset values of the shares exchanged next determined after an exchange request is received. An exchange which represents an initial investment in another Evergreen fund is subject to the minimum investment and suitability requirements of the Fund.

       Each of the Evergreen funds has different investment objectives and policies. For complete information, a prospectus of the fund into which an exchange will be made should be read prior to the exchange. An exchange order must comply with the requirement for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. An exchange is treated for federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. Shareholders are limited to five exchanges per calendar year, with a maximum of three per calendar quarter. This exchange privilege may be modified or discontinued at any time by the Fund upon 60 days' notice to shareholders and is only available in states in which shares of the fund being acquired may lawfully be sold.

Exchanges Through Your Financial Intermediary. A Fund must receive exchange instructions from your financial intermediary before 4:00 p.m. (eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to the Fund and may charge you for this service.

Exchanges by Telephone and Mail. Exchange requests received by a Fund after 4:00 p.m. (eastern time) will be processed using the net asset value determined at the close of the next business day. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone exchanges. You should follow the procedures outlined below for exchanges by mail if you are unable to reach ESC by telephone. If you wish to use the telephone exchange service you should indicate this on the application. As noted above, the Funds will employ reasonable procedures to confirm that instructions for the redemption or exchange of shares communicated by telephone are genuine. A telephone exchange may be refused by a Fund or ESC if it is believed advisable to do so. Procedures for exchanging Fund shares may be modified or terminated at any time. Written requests for exchanges should follow the same procedures outlined for written redemption requests in the section entitled "How to Redeem Shares", however, no signature guarantee is required.

SHAREHOLDER SERVICES

       The Funds offer the following shareholder services. For more information about these services or your account, contact your financial intermediary, ESC or call the toll-free number on the front page of this prospectus. Some services are described in more detail in the application.

Systematic Investment Plan . Under a Systematic Investment Plan, you may invest as little as $25 per month to purchase shares of a Fund with no minimum initial investment required.

Telephone Investment Plan. You may make investments into an existing account electronically in amounts of not less than $100 or more than $10,000 per investment. Telephone investment requests received by 4:00 p.m. (eastern time) will be credited to a shareholder's account the day the request is received.

Systematic Withdrawal Plan. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Systematic Withdrawal Plan by filling out the appropriate part of the application. Under this Plan, you may receive (or designate a third party to receive) a monthly or quarterly fixed-withdrawal payment in a stated amount of at least $75 and may be as much as 1.0% per month or 3.0% per quarter of the total net asset value of the Fund shares in your account when the Plan was opened. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gains distributions reinvested automatically.

Automatic Reinvestment Plan. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of a Fund at the net asset value per share at the close of business on the record date, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested.

Dollar Cost Averaging. Through dollar cost averaging you can invest a fixed dollar amount each month or each quarter in any Evergreen fund. This results in more shares being purchased when the selected fund's net asset value is relatively low and fewer shares being purchased when the fund's net asset value is relatively high and may result in a lower average cost per share than a less systematic investment approach.

       Prior to participating in dollar cost averaging, you must establish an account in an Evergreen fund. You should designate on the application (1) the dollar amount of each monthly or quarterly investment you wish to make and (2) the fund in which the investment is to be made. Thereafter, on the first day of the designated month, an amount equal to the specified monthly or quarterly investment will automatically be redeemed from your initial account and invested in shares of the designated fund.

Two Dimensional Investing. You may elect to have income and capital gains distributions from any class of Evergreen fund shares you may own automatically invested to purchase the same class of shares of any other Evergreen fund. You may select this service on your application and indicate the Evergreen fund(s) into which distributions are to be invested.

Tax Sheltered Retirement Plans. The Funds have various retirement plans available to eligible investors, including Individual Retirement Accounts
(IRAs); Rollover IRAs; Simplified Employee Pension Plans (SEPs); Salary Incentive Match Plan for Employees (SIMPLEs); Tax Sheltered Annuity Plans; 403(b)(7) Plans; 401(k) Plans; Keogh Plans; Profit-Sharing Plans; Medical Savings Accounts; Pension and Target Benefit and Money Purchase Plans. For details, including fees and application forms, call toll free 1-800-247-4075 or write to ESC.

BANKING LAWS

       The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Funds. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. FUNB is subject to and in compliance with the aforementioned laws and regulations.

       Changes to applicable laws and regulations or future judicial or administrative decisions could result in FUNB being prevented from continuing to perform the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of the Funds by their customers. If FUNB were prevented from continuing to provide the services called for under the investment advisory agreement, it is expected that the Trustees would identify, and call upon the Funds' shareholders to approve, a new investment adviser. If this were to occur, it is not anticipated that the shareholders of the Funds would suffer any adverse financial consequences.
--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAXES

       Income dividends will be declared daily and paid monthly. Distributions of any net realized gains of the Funds will be made at least annually. Shareholders will begin to earn dividends on the first business day after shares are purchased unless shares were not paid for, in which case dividends are not earned until the next business day after payment is received. The Funds, with the exception of the EVERGREEN CONNECTICUT MUNICIPAL BOND FUND, have qualified, and the EVERGREEN CONNECTICUT MUNICIPAL BOND FUND intends to qualify to be treated as a regulated investment company under the Code. While so qualified, so long as a Fund distributes all of its investment company taxable income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes. A 4% nondeductible excise tax will be imposed on a Fund if it does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

       Account statements and/or checks, as appropriate, will be mailed within seven days after a Fund pays a distribution. Unless the Fund receives instructions to the contrary before the record or payable date, as the case may be, it will assume that a shareholder wishes to receive that distribution and future capital gains and income distributions in shares. Instructions continue in effect until changed in writing.

       The Funds will designate and pay exempt-interest dividends derived from interest earned on qualifying tax-exempt obligations. Such exempt-interest dividends may be excluded by shareholders of a Fund from their gross income for federal income tax purposes, however (1) all or a portion of such exempt-interest dividends may be a specific preference item for purposes of the federal individual and corporate alternative minimum taxes to the extent that they are derived from certain types of private activity bonds issued after August 7, 1986, and (2) all exempt-interest dividends will be a component of the "adjusted current earnings" for purposes of the federal corporate alternative minimum tax.

       Dividends paid from taxable income, if any, and distributions of any net realized short-term capital gains (whether from tax-exempt or taxable obligations) are taxable as ordinary dividend income and capital gain dividends are taxable as net long-term capital gains, even though received in additional shares of the Fund, and regardless of the investors holding period relating to the shares with respect to which such gains are distributed. Market discount recognized on taxable and tax-exempt bonds is taxable as ordinary income, not as excludable income. Under current law, net long-term capital gains realized by an individual on assets held for more than 18 months will generally be taxed at a maximum rate of 20%. Net long-term capital gains realized by an individual on assets held for more than 12 months and 18 months or less will generally be taxed at a maximum rate of 28%. The rate applicable to corporations is 35%.

       Since each Fund's gross income is ordinarily expected to be tax-exempt interest income, it is not expected that the 70% dividends-received deduction for corporations will be applicable. Specific questions should be addressed to the investor's own tax adviser.

       Each Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions (if any) and redemptions) paid to certain shareholders. In order to avoid this backup withholding requirement, each investor must certify on the application, or on a separate form supplied by the Funds' transfer agent, that the investor's social security or taxpayer identification number is correct and that the investor is not currently subject to backup withholding or is exempt from backup withholding.

       Statements describing the tax status of shareholders' dividends and distributions will be mailed annually by the Funds. These statements will set forth the amount of income exempt from federal and if applicable, state taxation, and the amount, if any, subject to federal and state taxation. Moreover, to the extent necessary, these statements will indicate the amount of exempt-interest dividends which are a specific preference item for purposes of the federal individual and corporate alternative minimum taxes. The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax law of any state or local taxing authority. Investors should consult their own tax advisers about the status of distributions from the Funds in their states and localities. Each Fund notifies shareholders annually as to the interest exempt from federal taxes earned by the Fund.

GENERAL INFORMATION

Portfolio Turnover. The portfolio turnover rate for EVERGREEN NEW JERSEY TAX FREE INCOME FUND is set forth under "Financial Highlights." The estimated annual portfolio turnover rates for EVERGREEN CONNECTICUT MUNICIPAL BOND FUND and EVERGREEN PENNSYLVANIA TAX FREE FUND are not expected to exceed 100%.

Portfolio Transactions. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of broker-dealers to enter into portfolio transactions with the Fund.

Other Classes of Shares. EVERGREEN CONNECTICUT MUNICIPAL BOND FUND and EVERGREEN NEW JERSEY TAX FREE INCOME FUND each offer three classes of shares, Class A, Class B and Class Y. EVERGREEN PENNSYLVANIA TAX FREE FUND offers four classes of shares, Class A, Class B, Class C and Class Y shares and may in the future offer additional classes. Class Y shares are the only class of shares offered by this prospectus and are only available to (i) persons who at or prior to December 31, 1994, owned shares in a mutual fund advised by Evergreen Asset, (ii) certain institutional investors and (iii) investment advisory clients of FUNB or their affiliates. The dividends payable with respect to Class A, Class B and Class C shares will be less than those payable with respect to Class Y shares due to the distribution and distribution related expenses borne by Class A, Class B and Class C shares and the fact that such expenses are not borne by Class Y shares. Investors should telephone (800) 343-2898 to obtain more information on other classes of shares.

Performance Information. From time to time, a Fund may quote its "total return" or "yield" for specified periods in advertisements, reports, or other communications to shareholders. Total return and yield are computed separately for each class of shares. Performance data for one or more classes may be included in any advertisement or sales literature using performance data of a Fund. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases of the Fund's shares are assumed to have been paid.

       Yield is a way of showing the rate of income a Fund earns on its investments as a percentage of the Fund's share price. A Fund's yield is calculated according to accounting methods that are standardized by the SEC for all stock and bond funds. Because yield accounting methods differ from the method used for other accounting purposes, a Fund's yield may not equal its distribution rate, the income paid to your account or the income reported in a Fund's financial statements. To calculate yield, a Fund takes the interest income it earned from its portfolio of investments (as defined by the SEC formula) for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. This yield does not reflect gains or losses from selling securities.

       Total returns are based on the overall dollar or percentage change in the value of a hypothetical investment in a Fund. A Fund's total return shows its overall change in value including changes in share prices and assumes all a Fund's distributions are reinvested. A cumulative total return reflects a Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if a Fund's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in a Fund's return, you should recognize that they are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual total returns into income results and realized and unrealized gain or loss.

       A Fund may also quote tax-equivalent yields, which show the taxable yields an investor would have to earn before taxes to equal the Fund's tax-free yields. A tax-equivalent yield is calculated by dividing a Fund's tax-exempt yield by the result of one minus a stated federal tax rate. If only a portion of a Fund's income was tax-exempt, only that portion is adjusted in the calculation.

       Performance data may be included in any advertisement or sales literature of a Fund. These advertisements may quote performance rankings or ratings of the Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare the Fund's performance to various indices. A Fund may also advertise in items of sales literature an "actual distribution rate" which is computed by dividing the total ordinary income distributed (which may include the excess of short-term capital gains over losses) to shareholders for the latest 12-month period by the maximum public offering price per share on the last day of the period. Investors should be aware that past performance may not be indicative of future results.

       In marketing the Funds' shares, information may be provided that is designed to help individuals understand their investment goals and explore various financial strategies. Such information may include publications describing general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; a questionnaire designed to help create a personal financial profile; and an action plan offering investment alternatives. The information provided to investors may also include discussions of other Evergreen funds, products, and services, which may include: retirement investing; brokerage products and services; the effects of periodic investment plans and dollar cost averaging; saving for college; and charitable giving. In addition, the information provided to investors may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques. The materials may also reprint, and use as advertising and sales literature, articles from EVERGREEN EVENTS, a quarterly magazine provided to Evergreen fund shareholders.

Additional Information. This prospectus and the SAI, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

                                                                      APPENDIX A

--------------------------------------------------------------------------------
                      EVERGREEN CONNECTICUT TAX FREE FUND
--------------------------------------------------------------------------------

DESCRIPTION OF STATE AND LOCAL TREATMENT

       Exempt-interest dividends paid by a Fund, to the extent such dividends are exempt from federal income tax and are derived from interest payments on municipal securities of the State of Connecticut and its political subdivisions, instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law, are not subject to the Connecticut income tax on individuals, trusts and estates. Long-term capital gain dividends are also not subject to the Connecticut income tax to the extent derived from securities issued by such entities. Ordinary income dividends are subject to the Connecticut income tax. Distributions from the Fund to shareholders subject to the Connecticut corporation business tax are included in gross income for purposes of the corporation business tax, but a dividends received deduction may be available for a portion thereof except to the extent such distributions constitute exempt-interest dividends or capital gain dividends for federal income tax purposes.

SPECIAL FACTORS AFFECTING THE CONNECTICUT FUND

Because it invests primarily in State of Connecticut municipal securities, the performance of the Fund is in part tied to state-wide, regional and local conditions within the State of Connecticut. Adverse changes to state-wide, regional or local economies may adversely affect the creditworthiness of the State of Connecticut, its municipalities, subdivisions and instrumentalities. Also, some revenue obligations may be issued to finance construction of capital projects of nongovernmental entities. Adverse economic conditions might affect those entities' ability to meet their obligations to the respective governmental authority which in turn might jeopardize the repayment of the principal of, or the interest on, the revenue obligations.

       Until recently, the State of Connecticut's economic performance had significantly declined and the State had experienced general fund budget deficits for several consecutive years. In 1991, the State imposed an income tax on individuals, trusts and estates. For each fiscal year since fiscal 1991-92, the General Fund has operated at a surplus. The State's income tax generates approximately 28% of the State's total revenues. Future changes in the level of economic activity in Connecticut may affect State income tax collections and General Fund operations.

       In November 1992, State electors approved an amendment to the State Constitution providing that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year. This amendment also provides for a cap on budget expenditures. The adopted budget for fiscal 1996-97 anticipated General Fund revenues of $9,049.7 million and General Fund expenditures of $9,049.4 million resulting in a projected surplus of $0.3 million. The Comptroller's monthly report for the period ending June 30, 1997, indicated a projected General Fund surplus for fiscal 1996-97 of $255.3 million.

       An expanded discussion of the risks associated with the purchase of securities issued by the State of Connecticut is contained in the SAI.

--------------------------------------------------------------------------------
                   EVERGREEN NEW JERSEY TAX FREE INCOME FUND
--------------------------------------------------------------------------------

STATE TAX TREATMENT

       For individual shareholders in any year in which the Fund satisfies the requirements for treatment as a "qualified investment fund" under New Jersey law, distributions from the Fund will be exempt from the New Jersey Gross Income Tax to the extent such distributions are attributable to interest or gains from
(i) obligations issued by or on behalf of the State of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation, body corporate and politic or political subdivision of New Jersey or (ii) obligations that are otherwise statutorily exempt from state or local taxation or under the laws of the United States. Any gains realized on the sale or redemption of shares held in a qualified investment fund are also exempt from the New Jersey Gross Income Tax. Corporate shareholders will be subject to a corporate franchise tax on distributions from and on gains from sales of the shares of the Fund.

ECONOMIC FACTORS

       The New Jersey Fund consists of a portfolio of New Jersey bonds. The Trust is therefore susceptible to political, economic or regulatory factors affecting issuers of the New Jersey bonds. The following information provides only a brief summary of some of the complex factors affecting the financial situation in New Jersey (the "State") and is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in New Jersey. No independent verification has been made of any of the following information.

       New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,062 people per square mile, it is the most densely populated of all the states. The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Historically, New Jersey's average per capita income has been well above the national average, and in 1994 the State ranked second among the states in per capita personal income ($27,742).

       The New Jersey Economic Policy Council, a statutory arm of the New Jersey Department of Commerce and Economic Development, has reported in New Jersey Economic Indicators, a monthly publication of the New Jersey Department of Labor, Division of Labor Market and Demographic Research, that in 1988 and 1989 employment in New Jersey's manufacturing sector failed to benefit from the export boom experienced by many Midwest states and the State's service sectors, which had fueled the State's prosperity since 1982, lost momentum. In the meantime, the prolonged fast growth in the State in the mid 1980s resulted in a tight labor market situation, which has led to relatively high wages and housing prices. This means that, while the incomes of New Jersey residents are relatively high, the State's business sector has become more vulnerable to competitive pressures.

       The onset of the national recession (which officially began in July 1990 according to the National Bureau of Economic Research) caused an acceleration of New Jersey's job losses in construction and manufacturing. In addition, the national recession caused an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to an estimated 5.5% in March 1997, which is higher than the national average of 5.2% in March 1997. Economic recovery is likely to be slow and uneven in New Jersey, with unemployment receding at a correspondingly slow pace, due to the fact that some sectors may lag due to continued excess capacity. In addition, employers even in rebounding sectors can be expected to remain cautious about hiring until they become convinced that improved business will be sustained. Also, certain firms will continue to merge or downsize to increase profitability.

       DEBT SERVICE. The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State tax revenues and certain other fees are pledged to meet the principal and interest payments and if provided, redemption premium payments, if any, required to repay the bonds. As of June 30, 1995, there was a total authorized bond indebtedness of approximately $9.48 billion, of which $3.65 billion was issued and outstanding, $4.0 billion was retired (including bonds for which provision for payment has been made through the sale and issuance of refunding bonds) and $1.83 billion was unissued. The appropriation for the debt service obligation on such outstanding indebtedness is $466.3 million for Fiscal Year 1996.

       NEW JERSEY'S BUDGET AND APPROPRIATION SYSTEM. The State operates on a fiscal year beginning July 1 and ending June 30. At the end of Fiscal Year 1989, there was a surplus in the State's general fund (the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made) of $411.2 million. At the end of Fiscal Year 1990, there was a surplus in the general fund of $1 million. At the end of Fiscal Year 1991, there was a surplus in the general fund of $1.4 million. New Jersey closed is Fiscal Year 1992 with a surplus of $760.8 million, Fiscal Year 1993 with a surplus of $937.4 million, Fiscal Year 1994 with a surplus of $926.0 million, and Fiscal Year 1995 with a surplus of $569.2 million. It is estimated that New Jersey closed its Fiscal Year 1996 with a surplus of $607.0 million and Fiscal Year 1997 is estimated to close with a surplus of $275.7 million.

       In order to provide additional revenues to balance future budgets, to redistribute school aid and to contain real property taxes, on June 27, 1990, and July 12, 1990, Governor Florio signed into law legislation which was estimated to raise approximately $2.8 billion in additional taxes (consisting of $1.5 billion in sales and use taxes and $1.3 billion in income taxes), the biggest tax hike in New Jersey history. There can be no assurance that receipts and collections of such taxes will meet such estimates.

       The first part of the tax hike took effect on July 1, 1990, with the increase in the State's sales and use tax rate from 6% to 7% and the elimination of exemptions for certain products and services not previously subject to the tax, such as telephone calls, paper products (which has since been reinstated), soaps and detergents, janitorial services, alcoholic beverages and cigarettes. At the time of enactment, it was projected that these taxes would raise approximately $1.5 billion in additional revenue. Projections and estimates of receipts from sales and use taxes, however, have been subject to variance in recent fiscal years.

       The second part of the tax hike took effect on January 1, 1991, in the form of an increased state income tax on individuals. At the time of enactment it was projected that this increase would raise approximately $1.3 billion in additional income taxes to fund a new school aid formula, a new homestead rebate program and state assumption of welfare and social services costs. Projections and estimates of receipts from income taxes, however, have also been subject to variance in recent fiscal years. Under the legislation, income tax rates increased from their previously range of 2% to 3.5% to a new range of 2% to 7%, with the higher rates applying to married couples with incomes exceeding $70,000 who file joint returns, and to individuals filing single returns with income of more than $35,000.

       The Florio administration had contended that the income tax package will help reduce local property tax increases by providing more state aid to municipalities. Under the income tax legislation the State will assume approximately $289 million in social services costs that previously were paid by counties and municipalities and funded by property taxes. In addition, under the new formula for funding school aid, an extra $1.1 billion is proposed to be sent by the State to school districts beginning in 1991, thus reducing the need for property tax increases to support education programs.

       Effective July 1, 1992, the State's sales and use tax rate decreased from 7% to 6%. Effective January 1, 1994, an across-the-board 5% reduction in the income tax rates was enacted and effective January 1, 1995, further reductions ranging from 1% up to 10% in income tax rates took effect. Governor Whitman recently signed into law further reductions up to 15% for some taxpayers effective January 1, 1996, completing her campaign promise to reduce income taxes by up to 30% within three years for most taxpayers.

       On June 30, 1995, Governor Whitman signed the New Jersey Legislature's $16.0 billion budget for Fiscal Year 1996. The balanced budget, which includes $541 million in surplus, is $300 million more than the 1995 budget. Whether the State can achieve a balanced budget depends on its ability to enact and implement expenditure reductions and to collect estimated tax revenues.

FISCAL YEAR 1996 AND 1997 REVENUE ESTIMATES

       SALES AND USE TAX. The revised estimate as shown in the Governor's Fiscal year 1997 Budget Message forecasts Sales and Use tax collections for Fiscal Year 1996 as $4,310.0 million, a 4.3% increase from the Fiscal Year 1995 revenue. The Fiscal Year 1997 estimate of $4,403.0 million, is a 2.2% increase from the Fiscal Year 1996 estimate.

       GROSS INCOME TAX. The revised estimate as shown in the Governor's Fiscal year 1997 Budget Message forecasts Gross Income Tax collections for Fiscal Year 1996 of $4,547.0 million, a 0.2% increase from Fiscal Year 1995 revenue. Included in the Fiscal Year 1995 revenue is a 5% reduction of personal income tax rates effective January 1, 1994 and a further 10% reduction of personal income tax rates effective January 1, 1995 (on joint incomes under $80 thousand). The estimate for Fiscal Year 1997 as shown in the Governor's Fiscal Year 1997 Budget Message of $4,610.0 million, is a 1.4% increase from the Fiscal Year 1996 estimate. Included in the Fiscal Year 1996 forecast is the 10% reduction of personal income tax rates effective January 1, 1995 and a further 15% reduction of personal income tax rates effective January 1, 1996 (on joint incomes under $80 thousand).

       CORPORATE BUSINESS TAX. The revised estimate as shown in the Governor's Fiscal Year 1997 Budget Message forecasts Corporation Business Tax collection for Fiscal Year 1996 as $1,198.0 million, a 10.4% increase from Fiscal Year 1995 revenue. Included in the Corporation Business Tax forecast in a reduction in the Corporation Business Tax rate from 9.375% to 9.0% of net New Jersey income. The Fiscal Year 1997 forecast as shown in the Governor's Fiscal Year 1997 Budget Message of $1,210.0 million, is a 1.0% increase from the Fiscal Year 1996 estimate.

       TAX AMNESTY PROGRAM. The Fiscal Year 1996 revised estimates include an estimate for a Tax Amnesty program, which has been enacted. It is estimated that a 90-day tax amnesty will yield $70.0 million.

       GENERAL CONSIDERATIONS. Estimated receipts from State taxes and revenues, including the three principal taxes set forth above, are forecasts based on the best information available at the time of such forecasts. Changes in economic activity in the State and the nation, consumption of durable goods, corporate financial performance and other factors that are difficult to predict may result in actual collections being more or less than forecasted.

       Should revenues be less than the amount anticipated in the budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. There are additional means by which the Governor may ensure that the State is operated efficiently and does not incur a deficit. No supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation. In the past when actual revenues have been less than the amount anticipated in the budget, the Governor has exercised her plenary powers leading to, among other actions, implementation of a hiring freeze for all State departments and the discontinuation of programs for which appropriations were budgeted but not yet spent.

       LITIGATION. The State is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and federal Laws. Included in the State's outstanding litigation are cases challenging the following: the funding of teachers' pension funds, the adequacy of Medicaid reimbursement for hospital services, the hospital assessment authorized by the Health Care Reform Act of 1992, various provisions, and the constitutionality, of the Fair Automobile Insurance Reform Act of 1990, the State's role in a consent order concerning the construction of a resource facility in Passaic County, actions taken by the New Jersey Bureau of Securities against an individual, the State's actions regarding alleged chromium contamination of State-owned property in Hudson County, the issuance of emergency redirection orders and a draft permit by the Department of Environmental Protection and Energy, refusal of the State to share with Camden County federal funding the State recently received for disproportionate share hospital payments made to county psychiatric facilities, and the constitutionality of annual A-901 hazardous and solid waste licensure renewal fees collected by the Department of Environmental Protection and Energy. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the State.

       The New Jersey State Supreme Court on May 14, 1997 struck down Governor Whitman's school funding plan as unconstitutional. The Court ruled that school spending in the poorest economic districts should equal the average spent per pupil in the wealthiest economic districts, and ordered that such spending be equalized by September, 1997. At this time, the effects of the Court's ruling are unknown.

       At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. In addition, at any given time, there are various numbers of contract claims against the State and State agencies seeking recovery of monetary damages. The State is unable to estimate its exposure for these claims.

       DEBT RATINGS. For many years prior to 1991, both Moody's Investors Service, Inc. and Standard and Poor's Corporation had rated New Jersey general obligation bonds "Aaa" and "AAA," respectively. On July 3, 1991, however, S&P Ratings Group downgraded New Jersey general obligation bonds to "AA+." On June 4, 1992, S&P placed New Jersey general obligation bonds on CreditWatch with negative implications, citing as its principal reason for its caution the unexpected denial by the Federal Government of New Jersey's request for $450 million in retroactive Medicaid payments for psychiatric hospitals. These funds were critical to closing a $1 billion gap in the State's $15 billion budget for fiscal year 1992 which ended on June 30, 1992. Under New Jersey state law, the gap in the current budget must be closed before the new budget year began on July 1, 1992. S&P suggested the State could close fiscal 1992's budget gap and help fill fiscal 1993's hole by a reversion of $700 million of pension contributions to its general fund under a proposal to change the way the State calculates its pension liability. On July 6, 1992, S&P reaffirmed its "AA+" rating for New Jersey general obligation bonds and removed the debt from its CreditWatch list, although it stated that New Jersey's long-term financial outlook was negative. S&P was concerned that the State was entering the 1993 fiscal year that began July 1, 1992, with a slim $26 million surplus and remained concerned about whether the sagging State economy would recover quickly enough to meet lawmakers' revenue projections. It also remained concerned about the recent federal ruling leaving in doubt how much the State was due in retroactive Medicaid reimbursements and a ruling by a federal judge, now on appeal, of the State's method for paying for uninsured hospital patients. However, on July 27, 1994, S&P announced that it was changing the State's outlook from negative to stable due to a brightening of the State's prospects as a result of Governor Whitman's effort to trim spending and cut taxes, coupled with an improving economy. S&P reaffirmed its "AA+" rating at the same time.

       On August 24, 1992, Moody's downgraded New Jersey general obligation bonds to "Aa1," stating that the reduction reflected a developing pattern of reliance on nonrecurring measures to achieve budgetary balance, four years of financial operations marked by revenue shortfalls and operating deficits, and the likelihood that serious financial pressures would persist. On August 5, 1994, Moody's reaffirmed its "Aa1" rating, citing on the positive side New Jersey's broad-based economy, high income levels, history of maintaining a positive financial position and moderate (albeit rising) debt ratios, and, on the negative side, a continued reliance on one-time revenues and a dependence on pension-related savings to achieve budgetary balance.

--------------------------------------------------------------------------------
                      EVERGREEN PENNSYLVANIA TAX FREE FUND
--------------------------------------------------------------------------------

DESCRIPTION OF STATE AND LOCAL TAX TREATMENT

       Individual shareholders of the Pennsylvania Fund who are subject to the Pennsylvania personal income tax, as either residents or non-residents of the Commonwealth of Pennsylvania, will not be subject to Pennsylvania personal income tax on distributions of interest made by the Pennsylvania Fund that are attributable to (1) obligations issued by the Commonwealth of Pennsylvania, any public authority, commission, board or agency created by the Commonwealth of Pennsylvania, any political subdivision of the Commonwealth of Pennsylvania or any public authority created by any such political subdivision (collectively, "Pennsylvania Obligations"); and (2) obligations of the U.S. and certain qualifying agencies, instrumentalities, territories and possessions of the U.S., the interest from which are statutorily free from state taxation in the Commonwealth of Pennsylvania under the laws of the Commonwealth or the U.S. (collectively, "U.S. Obligations"). Distributions attributable to most other sources will not be exempt from Pennsylvania personal income tax. Distributions of gains attributable to Pennsylvania Obligations and U.S. Obligations (collectively "Exempt Obligations") will be subject to the Pennsylvania personal income tax.

       Shares of the Pennsylvania Fund that are held by individual shareholders who are Pennsylvania residents subject to the Pennsylvania county personal property tax will be exempt from such tax to the extent that the Pennsylvania Fund's portfolio consists of Exempt Obligations on the annual assessment date. Nonresidents of the Commonwealth of Pennsylvania are not subject to the Pennsylvania county personal property tax. Corporations are not subject to Pennsylvania personal property taxes. For shareholders who are residents of the City of Philadelphia, distributions of interest derived from Exempt Obligations are not taxable for purposes of the Philadelphia School District investment income tax provided that the Pennsylvania Fund reports to its investors the percentage of Exempt Obligations held by it for the year. The Pennsylvania Fund will report such percentage to its shareholders.

       Distributions of interest, but not gains, realized on Exempt Obligations are not subject to the Pennsylvania corporate net income tax. The Pennsylvania Department of Revenue also takes the position that shares of funds similar to the Pennsylvania Fund are not considered exempt assets of a corporation for the purpose of determining its capital stock value subject to the Commonwealth's capital stock and franchise taxes.

SPECIAL FACTORS AFFECTING THE PENNSYLVANIA FUND

       Historically, Pennsylvania is among the leading states in manufacturing and mining, and its steel and coal industries have been of national importance. However, due in part to the decline in the steel and coal industries, Pennsylvania's economy has become more diversified, with major new sources of growth in the service and trade sectors. The Commonwealth's unemployment rate is below the national average, and its per capita income is slightly above the national average. The Commonwealth's General Fund, through which taxes are received and debt service is made, had unappropriated balance surpluses for the years ended June 30, 1995 and June 30, 1996.

       The Pennsylvania Fund's yield and share price stability are tied in part to conditions within the Commonwealth. Changes in economic conditions in or governmental policies of the Commonwealth could have a significant impact on the performance of Pennsylvania Obligations held by the Pennsylvania Fund. For example, the Commonwealth's continued dependence on manufacturing, mining and steel has made the Commonwealth vulnerable to cyclical industry fluctuations, foreign imports and environmental concerns. Growth in the service and trade sectors, however, has helped diversify the Commonwealth's economy and reduce its unemployment rate below the national average. Changes in local economic conditions or local governmental policies within the Commonwealth, which can vary substantially by region, could also have a significant impact on the performance of municipal obligations held by the Pennsylvania Fund. Also, the Pennsylvania Fund will invest in obligations that are secured by obligors other than the Commonwealth or its political subdivisions (such as hospitals, universities, corporate obligors and corporate credit and liquidity providers) and obligations limited to specific revenue pledges (such as sewer authority bonds). The creditworthiness of these obligors may be wholly or partly independent of the creditworthiness of the Commonwealth or its municipal authorities. The Trustees of the Pennsylvania Fund have the power, however, to eliminate unsafe investments.

       An expanded discussion is contained in the SAI.

  INVESTMENT ADVISER
  Capital Management Group of First Union National Bank, 201 South College Street, Charlotte, North Carolina 28288
  Keystone Investment Management Company, 200 Berkeley Street, Boston, Massachusetts 02116

  CUSTODIAN
  State Street Bank and Trust Company, Box 9021, Boston, Massachusetts
  02205-9827

  TRANSFER AGENT
  Evergreen Service Company, P.O. Box 2121, Boston, Massachusetts, 02106-2121

  LEGAL COUNSEL
  Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C.
  20036

  INDEPENDENT AUDITORS
  KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110

  DISTRIBUTOR
  Evergreen Distributor, Inc., 125 West 55th Street, New York, New York 10019

  65840                                                                542791RVO